UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

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Walmart Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Preliminary Proxy Statement— Subject to Completion

Notice of

2026 Annual

Shareholders’

Meeting

Thursday, June 4, 2026

Virtual meeting

at 8:30 a.m. Central Time

www.virtualshareholdermeeting.com/WMT2026

Our Purpose

We are a people-led, tech-powered omnichannel retailer dedicated to helping people save money and live better.

Our Values

Respect for the Individual	Service to the Customer	Strive for Excellence	Act with Integrity

Our Framework

Omnichannel Strength
Technology & Automation
Marketplace & Memberships
Operating Model
EDLC
EDLP
Ads, Data, Fintech
International Growth

Message from our Chairman

Dear Fellow Shareholders:

On behalf of the board of directors, I am pleased to invite you to our upcoming Annual Meeting of Shareholders on June 4, 2026. Your continued engagement and support are central to Walmart’s long-term success, and we remain grateful for the confidence you place in our company.

Fiscal 2026 Performance

Fiscal 2026 marked another year of progress as we executed our strategy in a rapidly evolving retail environment. I am proud of the team for delivering results in a dynamic environment and mixed consumer backdrop. Our scale is an advantage, serving hundreds of millions of customers and members each week across our stores, clubs, and digital platforms. That responsibility requires discipline, adaptability, and a focus on delivering value.

Our results for the year reflect the strength of our omnichannel business model and the dedication of our associates around the world. We grew profits faster than sales and delivered $41.6 billion in operating cash flow. We invested thoughtfully in our stores and clubs, our supply chain, and our technology platforms. At the same time, we returned $15.6 billion to shareholders through dividends and share repurchases, extending our long-standing track record of returning value. The Board also announced a new $30 billion share repurchase authorization, which replaced the remaining capacity under the prior authorization.

Sam Walton often reminded us that our people make the difference. That principle remains foundational. Our more than two million associates serve customers and members with purpose every day. The Board remains highly engaged in talent development and succession planning, and I’m really pleased with the seamless transition we’ve had for John Furner, the sixth CEO in our company’s history, and the broader management team. Their experience, integrity, and long-term orientation continue to guide Walmart forward.

As we welcome John to his new role with the company, on behalf of the Board, I want to thank Doug McMillon for his exceptional leadership and lasting contributions to Walmart. Doug has led our company with clarity of purpose and steady conviction. He guided Walmart through periods of significant change while staying grounded in our values and culture.

Looking Ahead

Looking ahead, one of the most significant forces shaping our industry is artificial intelligence. Retail is entering a new era in which AI is reshaping how customers shop and how work gets done. At Walmart, we are approaching this transformation in a disciplined way—grounded in our values and focused on growth.

As we think about investing in this space, we are being thoughtful about the capital we deploy, identifying when to build proprietary technology and when to leverage the expertise of our technology partners to efficiently scale platforms and shopping solutions for our customers and members. We’ll focus on what we do best – running best-in-class omnichannel businesses – and let our partners focus on what they do best.

Like any investment – whether in AI, automation, or our store and club expansion and remodel programs – we view capital deployment through the lens of return on investment, and I’m pleased with the discipline we have. This discipline will ensure that we can scale newer, tech-powered businesses alongside our core retail operations to drive growth at a lower marginal cost.

The investments we are making are designed, in part, to help us improve speed and cost efficiency, and to deliver better experiences for our customers and members. We believe this reinforces our Every Day Low Price model. When well-executed, this creates a self-reinforcing loop: better experiences drive more engagement, which improves data and operations, which in turn strengthens value for customers and members and returns for shareholders.

Retail continues to evolve. Customers expect speed, convenience, personalization, and value. Our strategy is built to meet those expectations through an integrated omnichannel platform, global technology foundations, and disciplined capital allocation. We are not pursuing technology for its own sake. We are applying it to strengthen our competitive advantages, improve returns, and create long-term value.

Walmart has been through many transformations in its history, and what has remained constant is our purpose: helping people save money and live better. That purpose guides our decisions and anchors us through change.

Your Vote Matters

Thank you for your continued support. We encourage you to review the meeting materials carefully and to vote your shares. On behalf of the Board of Directors, I thank you for your partnership as we build a stronger, more innovative, and more resilient Walmart for the future.

Sincerely, Greg Penner, Chairman

2026 Proxy Statement	1

Message from our Lead Independent Director

Dear Fellow Shareholders:

As I complete my first year as your Lead Independent Director and fifth on the Board, I am honored to share how the Board and leadership team continue to drive Walmart’s rapid growth and transformation. This past year has been one of meaningful transition, thoughtful succession planning, and continued momentum in Walmart’s transformation. Our Board remains deeply focused on supporting the company as it navigates a dynamic retail environment and advances its strategy for lasting value creation.

This year, John Furner’s succession of Doug McMillon as President and CEO was a landmark leadership milestone. John brings over 30 years of Walmart experience and a clear strategic vision for the company’s next chapter, and he has a deep understanding of our business and connection to our associates and customers. We are grateful to Doug for his extraordinary tenure—his visionary leadership leaves a legacy dedicated to helping our customers save money and live better. The Board is confident that John is exceptionally well-suited to build on that legacy. As part of this leadership transition, John formally joined the Board in November 2025 and Doug will retire from the Board at the end of his term this June.

Our commitment to board refreshment also continues. In January, we welcomed Shishir Mehrotra, CEO of Superhuman, to the Walmart Board. Shishir is a respected entrepreneur and technology leader whose expertise in building large-scale digital products, AI-driven development, and customer-centric innovation is a tremendous asset to our Board and the company.

Additionally, as planned, Tim Flynn will retire from the Board following the upcoming Annual Shareholders’ Meeting and Bob Moritz, if elected, will assume the role of Audit Committee Chair. Tim has been a highly valued director since joining the Board in 2012 and an exemplary chair of our Audit Committee. We thank him sincerely for his dedicated leadership, deep financial acumen, and years of thoughtful oversight. Bob’s long career in global audit and assurance leadership makes him exceptionally well qualified to take over this important role.

At the same time, if elected, Marissa Mayer has agreed to remain on the Board for a second year beyond our standard 12-year term limit, extending her service until our 2027 Annual Shareholders’ Meeting. The Board thoughtfully made this decision given the ongoing importance and relevance of her technology, artificial intelligence and cybersecurity expertise, along with her deep understanding of Walmart’s business and strategy, and we appreciate her willingness to extend her service as we continue our broader refreshment efforts.

Separately, Brian Niccol, who joined the Board in 2024, will not stand for re-election as he focuses on his responsibilities leading Starbucks. We are grateful to Brian for his engagement and contributions during his tenure and wish him continued success.

In an ever-changing landscape, the Board remained agile and forward-looking this year, adapting its oversight to meet emerging challenges and opportunities. Our directors bring diverse expertise and global perspectives that enable dynamic, well-informed discussions and responsive decision making. We consistently reassess best practices in succession planning, risk, compensation, cybersecurity, and sustainability, ensuring our governance model remains strong, transparent, and focused on our shareholders.

The Board also continues its commitment to active shareholder engagement. Since our last Annual Shareholders’ Meeting, we have met with shareholders representing a significant portion of our outstanding shares, seeking feedback on strategy, governance, compensation, sustainability, and human capital management. These conversations inform our oversight work and improve the clarity and relevance of our disclosures, including this proxy statement.

Thank you for your continued trust and support. Serving as your Lead Independent Director is a responsibility I assume with deep respect and a strong commitment to you, our shareholders. Your voice is essential, and I encourage you to vote your shares and participate in our Annual Shareholders’ Meeting.

Sincerely, Randall Stephenson, Lead Independent Director

2	2026 Proxy Statement

Virtual Shareholders’
Meeting at:

www.virtualshareholdermeeting.com/WMT2026

This proxy statement and our Annual Report to Shareholders for the fiscal year ended January 31, 2026 are available in the “Investors” section of our corporate website at http://stock.walmart.com/sec-filings/annual-reports.

Notice of 2026 Annual

Shareholders’ Meeting

Items of Business

1	Vote FOR (Page 8)	2	Vote FOR (Page 49)	3	Vote FOR (Page 54)	4	Vote FOR (Page 96)	5-8
								Vote AGAINST each Shareholder Proposal (Page 100) To vote on the four shareholder proposals described in the accompanying proxy statement, if properly presented at the meeting.
To elect as directors the 11 nominees identified in this proxy statement.		To ratify the appointment of Ernst & Young LLP as the company’s independent accountants for the fiscal year ending January 31, 2027.		To vote on a non- binding, advisory resolution to approve the compensation of Walmart’s Named Executive Officers.		To approve an amendment to the company’s Restated Certificate of Incorporation to limit the liability of certain officers of the company as permitted by Delaware law.

How to Attend the Virtual Shareholders’ Meeting

Like prior years, our 2026 Annual Shareholders’ Meeting will be held in a virtual meeting format only with no physical location. Shareholders who held Shares as of the record date may attend the meeting online by logging in at: www.virtualshareholdermeeting.com/WMT2026 on the date and time provided in this notice. You will not be able to attend the meeting in person.

The live audio webcast for the meeting will begin promptly at 8:30 a.m., Central Time on Thursday, June 4, 2026. Please see pages 110-112 for additional information about how to access, vote, and submit questions during the meeting.

How to Cast Your Vote (Page 111)

Who Can Vote

The record date for the 2026 Annual Shareholders’ Meeting is April 10, 2026. This means that you are entitled to receive notice of the meeting and vote your Shares held as of that date during the meeting if you were a shareholder of record as of the close of business on April 10, 2026.

Shareholders may also transact any other business properly brought before the 2026 Annual Shareholders’ Meeting or any adjournment or postponement thereof.

April [ ], 2026

By Order of the Board of Directors,

Joseph M. Ruschell

Senior Vice President and Chief Counsel, Office of the Corporate Secretary, and Assistant Secretary

Internet www.proxyvote.com (before the meeting)	Mail Mail your signed proxy card or voting instruction form

Call 1-800-690-6903	During the Virtual Meeting Please see pages 110-112 for details about how to attend and vote your Shares during the virtual meeting

Mobile Device Scan the QR code on your proxy card, notice of internet availability of proxy materials, or voting instruction form

2026 Proxy Statement	3

1

Proposal No. 1: Election of Directors

Board Experience and Composition

Age	Tenure	Engaged Board	Independence

53 years

Median Age

8 years

Median Tenure • 12-year term limit for Independent Directors, subject to exceptions by the Board • 7 new independent nominees in the last decade

98%

overall attendance rate at Board and Board committee meetings • Actively involved in Walmart’s strategy • 5 Board and 26 Board committee meetings during fiscal 2026

8/11

nominees are independent
and 10 of 11 nominees are non-management

•   All members of the Audit Committee; Compensation and Management Development Committee; and Nominating and Governance Committee
are independent

•   Robust Lead Independent Director role

Relevant Skills and Experience

The nominees possess a balance of distinguished leadership, diverse perspectives, strategic skill sets, and professional experience relevant to our business and strategic objectives, including:

Strategic Objectives	Governance Skills

Retail Experience	Senior Leadership Experience
5/11	11/11

Global or International Business Experience	Finance, Accounting, or Financial Reporting Experience
11/11	6/11

Technology or eCommerce Experience	Regulatory, Legal, or Risk Management Experience
8/11	5/11

Marketing or Brand Management Experience
5/11

The Board recommends a vote FOR each director nominee.

Proxy Voting Summary

You have received these proxy materials because the Board is soliciting your proxy to vote your Shares during the 2026 Annual Shareholders’ Meeting or any adjournment or postponement thereof. This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider in deciding how to vote your Shares, and you should read the entire proxy statement carefully before voting. Page references (“XX”) are supplied to help you find further information in this proxy statement. Please refer to the Table of Abbreviations beginning on page 120 for the meaning of certain terms used in this summary and the rest of this proxy statement. This proxy statement and the related proxy materials were first released to shareholders and made available on the internet on April [ ], 2026.

Shareholders who held Shares as of the close of business on the record date can attend the virtual meeting at www.virtualshareholdermeeting.com/WMT2026

4	2026 Proxy Statement

2

Proposal No. 2: Ratification of Independent Accountants

Quality, experienced independent audit firm

•
Ernst & Young LLP is an independent registered public accounting firm with significant experience on Walmart’s audit.
•
The firm’s expertise and fees are appropriate for the breadth and complexity of our company’s global operations.

The Board recommends a vote FOR this proposal.

3

Proposal No. 3: Advisory Vote to Approve Named Executive Officer Compensation

Page 54

Compensation aligned with performance

•
Our executive compensation program is aligned with our strategy and heavily tied to performance.
•
Approximately 82% of our CEO’s fiscal 2026 target total direct compensation ("TDC") was based on achieving goals related to operating income, sales, and ROI.

Fiscal 2026 CEO Total Direct Compensation (at target)

CASH	EQUITY

Base Salary	Restricted Stock

CEO about 6% of target TDC Other NEOs about 7–9% of target TDC	CEO about 12% of target TDC Other NEOs about 19-20% of target TDC • Vests annually over a 3-year period

Annual Incentive	Performance Equity

CEO about 14% of target TDC Other NEOs about 13–16% of target TDC • Based on operating income and sales-related metrics • Pays out between 0% and 125% of target (37.5% if threshold goals met)

CEO

about 68% of target TDC

Other NEOs

about 56–59% of target TDC

• Based on ROI and sales
performance during the
first year of a 3-year
vesting period

• Pays out between 0% and
150% of target (50% if
threshold goals met)

The Board recommends a vote FOR this proposal.

Proxy Voting Summary

2026 Proxy Statement	5

4

Proposal No. 4 Approve Amendment to our

Restated Certificate of Incorporation

Page 96

•
In 2022, the Delaware General Corporation Law was amended to allow corporations to limit the personal liability of certain officers in certain limited circumstances.
•
The Board recommends that shareholders approve an amendment to our Restated Certificate of Incorporation to exculpate certain officers from monetary liability for certain claims alleging breach of fiduciary duty. This officer exculpation is similar to what has been authorized under Delaware law for directors for many years.
•
We believe the proposed amendment will align us with peer practices, allow our officers to exercise their business judgment without the distraction posed by the risk of personal liability, and help us attract and retain qualified officers.

The Board recommends a vote FOR this proposal.

5-8

Proposal Nos. 5-8 Shareholder Proposals, in

each case, if properly presented at the meeting

Page 100 - 109

For the reasons set forth in Walmart’s responses, the Board recommends a vote AGAINST each shareholder proposal, if properly presented at the meeting.

The Board recommends a vote AGAINST each shareholder proposal.

Proxy Voting Summary

Forward-Looking Statements

This document may include forward-looking statements within the meaning of Section 21E of the Exchange Act that are intended to enjoy the protection of the safe harbor for forward-looking statements provided by the Exchange Act as well as protections afforded by other federal securities laws. All statements other than statements of historical or current facts, including statements regarding our plans, goals, commitments and strategies made in this document are forward-looking. We use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Forward-looking statements reflect management’s current expectations and are inherently uncertain. The forward-looking statements in this document are subject to certain risks, uncertainties and other factors including the risks relating to the company’s strategy, operations and performance and the financial, legal, tax, regulatory, compliance, reputational, and other factors discussed in the “Risk Factors” and other sections of the company’s Annual Report on Form 10-K for fiscal 2026 and subsequent filings with the SEC, which are available at http://www.sec.gov. Website references throughout this document are provided for convenience only, and the content on the referenced websites is not incorporated by reference into this document or any other document filed or furnished with the SEC. We undertake no obligation to revise or update any of the forward-looking statements or information, which speak as of their respective dates.

On February 23, 2024, the company effected a 3-for-1 forward split of its common stock and a proportionate increase in the number of authorized Shares. All Share and per Share information, including Share based compensation information, throughout this proxy statement has been retroactively adjusted to reflect the stock split.

6	2026 Proxy Statement

2026 Proxy Statement	7

Proposal No. 1

Election of Directors

What am I voting on?

You are voting to elect each nominee named below as a director of Walmart for a one-year term. If you return your proxy, your proxy holder will vote your Shares FOR the election of each Board nominee named below unless you instruct otherwise. If the shareholders elect all the director nominees named in this proxy statement at the 2026 Annual Shareholders’ Meeting, Walmart will have 11 directors. Each director nominee named in this proxy statement has consented to act as a director of Walmart if elected. If a nominee becomes unwilling or unable to serve as a director, your proxy holder will have the authority to vote your Shares for any substitute candidate nominated by the Board, or the Board may decrease the size of the Board.

Overview of Director Nominees and Committee Assignments

Eight of our 11 Board nominees are independent, and all members of the Audit Committee, the CMDC, and the NGC are independent. Our Board has separated the roles of Chairman and CEO, and we have a robust Lead Independent Director role. Despite their significant Share ownership, only two members of the Walton family currently serve as non-management Board members.

Cesar Conde Independent Chairman of NBCUniversal News Group Age 52 • Director Since 2019 Other Public Company Boards: 2	Shishir Mehrotra Independent CEO, Superhuman Labs, Inc. (formerly Grammarly) Age 47 • Director Since 2026 Other Public Company Boards: 1

Sarah Friar Independent CFO, OpenAI, Inc. Age 53 • Director Since 2018 Other Public Company Boards: 0	Bob Moritz * Independent Retired Global Chairman, PwC Age 62 • Director Since 2024 Other Public Company Boards: 2

John Furner President and CEO, Walmart Age 51 • Director Since 2025 Other Public Company Boards: 0	Greg Penner Non-Executive Chairman General Partner, Madrone Capital Partners and Owner and CEO, Denver Broncos Age 56 • Director Since 2008 Other Public Company Boards: 0

Carla Harris Independent Senior Client Advisor, Morgan Stanley Age 63 • Director Since 2017 Other Public Company Boards: 2	Randall Stephenson Lead Independent Director Retired Executive Chair and CEO, AT&T Inc. Age 66 • Director Since 2021 Other Public Company Boards: 0

Tom Horton Independent Senior Advisor, Global Infrastructure Partners; and former Chairman & CEO, American Airlines Age 64 • Director Since 2014 Other Public Company Boards: 2	Steuart Walton Chairman and Co-Founder of Game Aerospace, LLC and Co-Founder of Runway Group, LLC Age 44 • Director Since 2016 Other Public Company Boards: 0

Marissa Mayer Independent CEO and Founder, Dazzle AI and Sunshine AI; and Former President and CEO, Yahoo! Inc. Age 50 • Director Since 2012 Other Public Company Boards: 3

Board Committees:		Audit	Compensation and Management Development	Nominating and Governance	Strategic Planning and Finance	Technology and eCommerce
Chair	Member

* In light of Mr. Flynn’s upcoming retirement from the Board, Mr. Moritz will replace Mr. Flynn as Chair of the Audit Committee effective as of the 2026 Annual Shareholders’ Meeting, subject to Mr. Moritz’s re-election to the Board.

8	2026 Proxy Statement

27%

Female

53 yrs

Median Age

27%

Racially/Ethnically Diverse

Independence

Independent Not Independent
8		3

Tenure

0-4 years 5-7 years 8-12 years 12+ years
3	2	4	2

Age

<50 years 50-59 years 60-69 years
2	5	4

Diversity

73%

Independent

8 yrs

Median Tenure

Proposal No. 1 Election of Directors

Board Experience and Composition

Our Board nominees bring a variety of backgrounds, qualifications, skills and experiences that contribute to a well-rounded Board uniquely positioned to effectively guide our strategy and oversee our operations in a rapidly evolving retail industry.

Highly Engaged Board	Thoughtful Board Refreshment
• Actively involved in Walmart’s strategy • 98% overall attendance rate at Board and Board committee meetings during fiscal 2026 • 26 Board committee meetings and 5 Board meetings during fiscal 2026	• 12-year term limit for Independent Directors, subject to exceptions • 7 new independent nominees in the past decade • Ongoing Board and committee succession planning

2026 Proxy Statement	9

Proposal No. 1 Election of Directors

Board Skills Criteria and Qualifications

What Qualifications do the Nominating and Governance Committee and the Board Consider when Selecting Candidates for Nomination?

We believe an effective Board should be made up of individuals who collectively provide an appropriate balance of distinguished leadership, diverse perspectives and viewpoints, strategic skill sets, and professional experience relevant to our business and strategic objectives.

The NGC selects potential candidates on the basis of outstanding achievement in their professional careers; broad experience and wisdom; personal and professional integrity; ability to make independent, analytical inquiries; experience and understanding of the business environment; willingness and ability to devote adequate time to Board duties; and such other experience, attributes, and skills that the NGC determines qualify candidates for service on the Board.

We believe that a board comprised of directors with a variety of backgrounds, experiences, perspectives, and viewpoints improves the dialogue and decision-making in the boardroom and contributes to overall Board effectiveness.

The NGC also considers whether a potential candidate satisfies the independence and other requirements for service on the Board and its committees, as set forth in the Nasdaq Listing Rules and the SEC’s rules. Additional information regarding qualifications for service on the Board and the nomination process for director candidates is set forth in the NGC’s charter and our Corporate Governance Guidelines, which are available on the Corporate Governance page of our website at https://stock.walmart.com/governance/governance-documents/default.aspx.

10	2026 Proxy Statement

Proposal No. 1 Election of Directors

Summary of Director Nominee Qualifications and Experience

The NGC and Board regularly review the skills and experiences relevant to our Board in light of our ongoing strategic transformation. The chart below identifies the balance of skills and qualifications each director nominee brings to the Board. The fact that a particular skill or qualification is not designated does not mean the director nominee does not possess that particular attribute. Rather, the skills and qualifications noted below are those reviewed by the NGC as part of the Board succession planning process. We believe the combination of the skills and qualifications shown below demonstrates how our Board is well positioned to provide strategic advice and effective oversight to our management.

		Conde		Furner		Horton		Mehrotra		Penner		Walton

			Friar		Harris		Mayer		Moritz		Stephenson

Experience and Skills Relevant to the Successful Oversight of our Strategy
5/11	Retail Experience As a multinational retailer, we seek directors who possess an understanding of financial, operational, and strategic issues facing large retail companies.			•				•		•	•	•

11/11

Global or International Business Experience

Directors with broad international exposure provide useful business and cultural perspectives, and as a global organization, we seek directors with experience at multinational companies or in international markets.

		•	•	•	•	•	•	•	•	•	•	•

8/11

Technology or eCommerce Experience

To advance our omnichannel strategy, we seek directors who can advise on the development and use of emerging technologies, such as artificial intelligence, and on managing related risks of technology, including cybersecurity threats, while also contributing expertise in eCommerce, omnichannel, and digital businesses.

		•	•	•			•	•		•	•	•

5/11	Marketing or Brand Management Experience Directors with relevant experience in consumer marketing or brand management, especially on a global basis, provide important insights to our Board.	•		•		•	•				•

Experience and Skills Relevant to Effective Oversight and Governance
11/11

Senior Leadership Experience

Directors who have served in relevant senior leadership positions bring unique experience and perspective. We seek directors who have demonstrated expertise in governance, strategy, sustainability, human capital management, workforce development, and execution.

		•	•	•	•	•	•	•	•	•	•	•

6/11

Finance, Accounting, or Financial Reporting Experience

We value an understanding of finance and financial reporting processes because of the importance our company places on accurate financial reporting and robust financial controls and compliance. We also seek to have multiple directors who qualify as audit committee financial experts.

			•		•	•			•	•	•

5/11

Regulatory, Legal, or Risk Management Experience

Our company’s business requires compliance with a variety of regulatory requirements across a number of federal, state, and international jurisdictions. Our Board values the insights of directors who have experience advising or working at companies in regulated industries, and it benefits from the perspectives of directors with governmental, public policy, legal, and risk management experience and expertise.

					•	•			•		•	•

2026 Proxy Statement	11

Proposal No. 1 Election of Directors

Director Nominees for 2026

Who are the 2026 Director Nominees?

Based on the recommendation of the NGC, the Board has nominated the following 11 candidates for election as directors at the 2026 Annual Shareholders’ Meeting. Nine of the 11 nominees were previously elected by our shareholders at the 2025 Annual Shareholders’ Meeting. The information provided below includes, for each nominee, his or her age, principal occupation and employment during the past five years, the year in which he or she first became a director of Walmart, each Board committee on which he or she currently serves, whether he or she is independent, and directorships of other public companies held by each nominee during the past five years.

The Board recommends that shareholders vote FOR the election of each of the nominees named below.

12	2026 Proxy Statement

Proposal No. 1 Election of Directors

Cesar Conde Independent Director
Age: 52 Joined the Board: 2019 Board Committees: • Audit • SPFC		Other Current Public Company Directorships: • PepsiCo, Inc. • Ralph Lauren Corporation

Skills:

The Board benefits from Mr. Conde’s broad experience with large media companies that produce and distribute high-quality content across a range of broadcast, cable, and digital platforms. Mr. Conde brings valuable perspectives in business, finance, and media gained from his experience in a variety of senior leadership roles at large, global media companies. With his senior leadership experience at large, multi-platform media companies such as NBCUniversal and Univision, Mr. Conde brings valuable perspectives regarding consumer and media landscapes.

Senior Leadership Experience (Governance)	Global or International Business Experience (Strategy)	Technology or eCommerce Experience (Strategy)	Marketing or Brand Management Experience (Strategy)

Further Information:

Mr. Conde has served on the board of directors of Ralph Lauren Corporation since January 2026 and on the board of directors of PepsiCo, Inc. since March 2016. From August 2014 to April 2019, he served on the board of directors of Owens Corning. He is a board member for the Council on Foreign Relations, and he has served as a Young Global Leader for the World Economic Forum. Mr. Conde holds a B.A. with honors from Harvard University and an M.B.A. from the Wharton School at the University of Pennsylvania.

2026 Proxy Statement	13

Proposal No. 1 Election of Directors

14	2026 Proxy Statement

PROPOSAL NO. 1 Election of Directors

Sarah J. Friar Independent Director
Age: 53 Joined the Board: 2018 Board Committees: • TeCC (Chair)		Other Current Public Company Directorships: • None

Skills:

Ms. Friar brings financial, accounting, and risk management expertise as the CFO of a rapidly growing artificial intelligence company, the former CFO of a multinational publicly-traded company and from her prior experience with a multinational investment banking firm. The Board benefits from her leadership experience as a CFO and from her prior experiences as the CEO of a large platform that connects neighbors and other various leadership positions at Square, Salesforce, Inc., and Goldman Sachs. Ms. Friar also brings a global perspective gained from her experience as the CFO of an artificial intelligence company with international operations and as the former CEO of a multinational company that supports customers across a variety of businesses and industries. The Board also benefits from Ms. Friar’s perspective regarding eCommerce and information technology in light of her CFO position at an artificial intelligence company and prior leadership positions with digital community-based platforms and a publicly-traded company that provides managed payments and point-of-sale systems for businesses and mobile financial offerings for consumers. The Board also benefits from her experience in information systems, information security, data privacy, and cybersecurity gained through her current and former employment and board positions in the technology industry.

Finance, Accounting, or Financial Reporting Experience (Governance)	Senior Leadership Experience (Governance)	Global or International Business Experience (Strategy)	Technology or eCommerce Experience (Strategy)

Further Information:

Ms. Friar served as the chairperson of the board of directors of Nextdoor Holdings, Inc. from November 2021 to March 2024 and previously served as a director of Dragoneer Growth Opportunities Corp. III from March 2021 to March 2023. She also previously served as a director of Slack Technologies, Inc. from March 2017 until July 2021, Dragoneer Growth Opportunities Corp. from August 2020 until July 2021, and Dragoneer Growth Opportunities Corp. II from November 2020 until December 2021. Ms. Friar serves on the board of directors of Consensys, the board of directors of Operation HOPE, and the board of trustees of Stanford University. Ms. Friar is the co-founder of Ladies Who Launch, a nonprofit organization focused on empowering entrepreneurs. Ms. Friar graduated from the University of Oxford with a Master of Engineering in Metallurgy, Economics, and Management and also from Stanford Graduate School of Business with an M.B.A.

Proposal No. 1 Election of Directors

John R. Furner President and CEO and Director
Age: 51 Joined the Board: 2025 Board Committees: • Executive Committee		Other Current Public Company Directorships: • None

Skills:

Mr. Furner brings more than 30 years of retail experience at Walmart and extensive expertise in senior operational leadership, merchandising, and omnichannel transformation. He possesses a deep understanding of our purpose, culture, and values, shaped by his progression from an hourly associate to CEO and his experience across Walmart U.S., Sam’s Club, and International roles. In his most recent prior role as President and CEO of Walmart U.S., he drove growth, strengthened associate engagement, and accelerated digital integration across stores and online channels. Mr. Furner also brings meaningful international experience through leadership roles supporting Walmart’s operations in markets outside the U.S. The Board benefits from his operational depth, technology focused leadership, and ability to guide Walmart through its next era of innovation.

Retail Experience (Strategy)	Senior Leadership Experience (Governance)	Technology or eCommerce Experience (Strategy)	Marketing or Brand Management Experience (Strategy)	Global or International Business Experience (Strategy)

Further Information:

Mr. Furner has served on the board of the National Retail Federation since July 2017, of which he served as chairman from 2022 to 2025. Mr. Furner holds a Bachelor of Science in Business Administration in Marketing Management from the University of Arkansas.

2026 Proxy Statement	15

Proposal No. 1 Election of Directors

16	2026 Proxy Statement

PROPOSAL NO. 1 Election of Directors

Carla A. Harris Independent Director
Age: 63 Joined the Board: 2017 Board Committees: • CMDC (Chair) • NGC • SPFC		Other Current Public Company Directorships: • Cummins Inc. • MetLife, Inc.

Skills:

Ms. Harris brings broad-based and valuable insights in finance and strategy gained from more than 30 years of experience at a prominent global investment banking firm. Her extensive senior leadership experience at Morgan Stanley includes work across investment banking, equity capital markets, equity private placements, and major initial public offerings in highly regulated and consumer‑facing industries such as technology, media, retail, telecommunications, transportation, healthcare, and biotechnology, which is valuable to the oversight of a business as large and complex as Walmart’s. As the Chair of Walmart’s Compensation and Management Development Committee, she applies her deep expertise in organizational leadership to help oversee executive compensation and leadership development programs aligned with Walmart’s long‑term strategy and values. Her decades of advising organizations on capital markets and corporate strategy further support the Board’s oversight of performance expectations and compensation structures that advance sustainable value creation. The Board also values Ms. Harris’ extensive work experience in a regulated industry and advising clients across a broad range of other regulated industries.

Finance, Accounting, or Financial Reporting Experience (Governance)	Regulatory, Legal, or Risk Management Experience (Governance)	Senior Leadership Experience (Governance)	Global or International Business Experience (Strategy)

Further Information:

Ms. Harris has served on the board of directors of Cummins Inc. since May 2021 and on the board of MetLife, Inc. since April 2022. She is a co-portfolio manager of Morgan Stanley’s Next Level Fund and an advisor to their Inclusive Ventures Lab. She is a published author on leadership, an award-winning podcaster on access and opportunity, and an international public speaker. In August 2013, President Obama appointed Ms. Harris to serve as Chair of the National Women’s Business Council. She also currently serves on the boards of Hackensack Meridian Health, Landit, and several nonprofit organizations including Sesame Workshop, the Morgan Stanley Foundation and Sponsors for Educational Opportunity. Ms. Harris holds an A.B., magna cum laude from Harvard University and also holds an M.B.A. from Harvard Business School.

Proposal No. 1 Election of Directors

Thomas W. Horton Independent Director
Age: 64 Joined the Board: 2014 Board Committees: • Audit • NGC • SPFC		Other Current Public Company Directorships: • Chevron Corporation • General Electric Company

Skills:

Mr. Horton brings unique insights gained from his executive leadership roles at large, global, publicly-traded companies, including senior positions spanning the highly-regulated aviation, telecommunications, and infrastructure sectors. Our Board benefits from Mr. Horton’s leadership experience in these complex, international industries as well as his perspective from his service on multiple public company boards across diverse sectors. The Board benefits from his insight gained from leading one of the world’s largest airlines through a period of significant growth and strategic modernization. In addition, Mr. Horton brings valuable perspective developed from more than 30 years of leadership experience in finance, accounting, auditing, and risk management. Mr. Horton also brings significant financial expertise to the Board through his roles as chief financial officer in complex international industries, his experience at a major global infrastructure investment firm, and as a senior advisor to a leading private‑equity firm.

Finance, Accounting, or Financial Reporting Experience (Governance)	Regulatory, Legal, or Risk Management Experience (Governance)	Senior Leadership Experience (Governance)	Global or International Business Experience (Strategy)	Marketing or Brand Management Experience (Strategy)

Further Information:

Mr. Horton has served on the board of directors of General Electric Company since April 2018, of which he has served as Lead Director since October 2018, and joined the board of directors of Chevron Corporation in January 2026. From August 2019 to March 2022, he served on the board of directors of EnLink Midstream, LLC, a portfolio company of Global Infrastructure Partners that provides midstream energy services. From 2008 to March 2019, Mr. Horton served on the board of directors of QUALCOMM Incorporated. Mr. Horton holds a B.B.A. from Baylor University and an M.B.A. from Southern Methodist University.

2026 Proxy Statement	17

Proposal No. 1 Election of Directors

18	2026 Proxy Statement

PROPOSAL NO. 1 Election of Directors

Marissa A. Mayer Independent Director
Age: 50 Joined the Board: 2012 Board Committees: • CMDC • TeCC		Other Current Public Company Directorships: • AT&T Inc. • Hilton Worldwide Holdings Inc. • Starbucks Corporation

Skills:

Ms. Mayer brings extensive expertise in technology and consumer internet industries, through which she gained cybersecurity experience. Her senior leadership experience is demonstrated by her executive role at a prominent consumer internet company and her positions on the boards of multiple public companies and nonprofit organizations. Ms. Mayer also brings distinguished experience in internet product development, engineering, artificial intelligence, and brand management. The Board values Ms. Mayer’s insights into global business and strategy gained from her experience as the CEO of a global company.

Senior Leadership Experience (Governance)	Global or International Business Experience (Strategy)	Technology or eCommerce Experience (Strategy)	Marketing or Brand Management Experience (Strategy)

Further Information:

Ms. Mayer joined the board of directors of Hilton Worldwide Holdings Inc. in May 2025 and the board of directors of Starbucks Corporation in June 2025. She has served on the board of directors of AT&T, Inc. since March 2024. She previously served on the board of directors of Nextdoor Holdings, Inc. from May 2024 to June 2025. In addition, she previously served on the boards of private companies Sunshine AI and Maisonette. She also serves on the board of the San Francisco Ballet and previously served on the foundation board for the Forum of Young Global Leaders at the World Economic Forum. Ms. Mayer holds a bachelor’s degree in Symbolic Systems with a concentration in artificial intelligence and a master’s degree in Computer Science with a focus on artificial intelligence, both from Stanford University.

Proposal No. 1 Election of Directors

Shishir Mehrotra Independent Director
Age: 47 Joined the Board: January 2026 Board Committees: • CMDC • TeCC		Other Current Public Company Directorships: • Spotify Technology S.A.

Skills:

Mr. Mehrotra brings more than 25 years of technology leadership experience, including deep expertise in artificial intelligence, product development, and platform scaling gained through his executive roles at Superhuman (formerly Grammarly), Coda, and YouTube. He has a distinguished record of building leading productivity and consumer technology platforms relied upon by millions globally and brings to the Board a rare combination of technical depth, product leadership, and strategic insight into the fast evolving digital and AI landscape. His experience leading global teams and developing large-scale creator and productivity ecosystems provides valuable perspective for Walmart’s continued focus on technology, eCommerce, and its people-led, tech-powered strategy.

Senior Leadership Experience (Governance)	Global or International Business Experience (Strategy)	Technology or eCommerce Experience (Strategy)	Retail Experience (Strategy)

Further Information:

Mr. Mehrotra has served on the board of Spotify Technology S.A. since June 2017. He has also served on the boards of Schoolhouse.world since April 2020 and the MIT Club of Northern California since November 2019. Mr. Mehrotra holds a Bachelor of Science in Computer Science and a Bachelor of Science in Mathematics from the Massachusetts Institute of Technology.

2026 Proxy Statement	19

Proposal No. 1 Election of Directors

20	2026 Proxy Statement

PROPOSAL NO. 1 Election of Directors

Robert E. Moritz, Jr. Independent Director
Age: 62 Joined the Board: 2024 Board Committees: • Audit • TeCC		Other Current Public Company Directorships: • Northern Trust Corp. • S&P Global Inc.

Skills:

Mr. Moritz has more than 35 years of experience in risk management, financial services, financial reporting, and accounting from his long tenure in senior leadership, including as Global Chairman, at PricewaterhouseCoopers, where he oversaw global audit quality, regulatory engagement, and firm‑wide risk controls across numerous jurisdictions—experience that is highly relevant to Walmart’s Audit Committee. His work advising multinational companies on financial integrity, internal controls, and compliance provides him with deep insight into the oversight of complex audit processes and evolving regulatory standards. In addition, Mr. Moritz’s experience leading PwC’s global network gives him a strong understanding of enterprise‑level risk assessment, cross‑border operations, and governance practices, strengthening the Board’s ability to oversee Walmart’s financial reporting, internal audit program, and risk‑mitigation frameworks.

Finance, Accounting, or Financial Reporting Experience (Governance)	Regulatory, Legal, or Risk Management Experience (Governance)	Senior Leadership Experience (Governance)	Global or International Business Experience (Strategy)

Further Information:

Mr. Moritz joined the board of directors of S&P Global Inc. in February 2026 and has served as a member of the board of directors of Northern Trust Corporation since March 2025. He also serves as a member of the board of directors of SUNY Oswego University Foundation and Generational Unlimited. Mr. Moritz holds a bachelor's degree from SUNY Oswego.

Proposal No. 1 Election of Directors

Gregory B. Penner* Non-Executive Chairman
Age: 56 Joined the Board: 2008 Board Committees: • Executive Committee		Other Current Public Company Directorships: • None

Skills:

Mr. Penner brings expertise in strategic planning, finance, and investment matters, including prior experience as a CFO for our company’s operations in Japan, and his service on the boards of directors of public and private companies in a variety of industries. The Board benefits from Mr. Penner’s retail experiences with our company’s operations internationally and at Walmart.com, as well as his leadership service as our non-executive Chairman. In addition, Mr. Penner has broad knowledge of international business, particularly in Japan and China. Mr. Penner brings unique expertise gained through both his service with the company and as a director of various technology companies.

Finance, Accounting, or Financial Reporting Experience (Governance)	Senior Leadership Experience (Governance)	Global or International Business Experience (Strategy)	Technology or eCommerce Experience (Strategy)	Retail Experience (Strategy)

Further Information:

Mr. Penner has served on the board of trustees of the Corporation of Brown University since May 2020. He previously served on the board of directors of Baidu, Inc. from May 2004 to December 2017 and Hyatt Hotels Corporation from August 2007 to September 2014. Mr. Penner received his bachelor's degree from Georgetown University and an M.B.A. from Stanford University.

* Mr. Penner's spouse is the cousin of Steuart Walton.

2026 Proxy Statement	21

Proposal No. 1 Election of Directors

22	2026 Proxy Statement

PROPOSAL NO. 1 Election of Directors

Randall L. Stephenson Lead Independent Director
Age: 66 Joined the Board: 2021 Board Committees: • CMDC • Executive Committee • NGC (Chair) • SPFC			Other Current Public Company Directorships: • None

Skills:

Mr. Stephenson brings valuable experience gained from his nearly 40 years of service at AT&T, where at different times during his career he served in various high-level financial and operational positions at a company in a highly regulated industry. He also has extensive operations, marketing, and retail experience from leading the development, evolution, and execution of AT&T’s strategy during a period of change in the industry. His long tenure in executive leadership at a large international telecommunications, media and technology company provides valuable strategic and operational insight to our Board.

Finance, Accounting, or Financial Reporting Experience (Governance)	Regulatory, Legal, or Risk Management Experience (Governance)	Senior Leadership Experience (Governance)	Global or International Business Experience (Strategy)	Technology or eCommerce (Strategy)	Retail Experience (Strategy)	Marketing or Brand Management Experience (Strategy)

Further Information:

Mr. Stephenson currently serves as Chair of Athletics and Special Advisor at the University of Oklahoma. He previously served on the boards of directors of AT&T from 2005 until his retirement in January 2021, The Boeing Company from February 2016 to December 2017, and Emerson Electric Co. from June 2006 to December 2017. Mr. Stephenson also previously served on the boards of Boy Scouts of America and the PGA Tour. He has a B.S. in accounting from Central State University (now known as the University of Central Oklahoma) and earned his Master of Accountancy degree from the University of Oklahoma.

Proposal No. 1 Election of Directors

Steuart L. Walton* Director
Age: 44 Joined the Board: 2016 Board Committees: • SPFC (Chair)		Other Current Public Company Directorships: • None

Skills:

Mr. Walton brings broad-based and valuable international legal and regulatory experience gained from his work on complex, international financial transactions. Mr. Walton has a strong history and familiarity with our company and its global retail and eCommerce operations. He also brings valuable leadership, financial, and omnichannel insights gained from his entrepreneurial experiences and investments, as well as his experience gained as the former chair of the TeCC and prior service on the board of Flipkart.

Regulatory, Legal, or Risk Management Experience (Governance)	Senior Leadership Experience (Governance)	Global or International Business Experience (Strategy)	Technology or eCommerce Experience (Strategy)	Retail Experience (Strategy)

Further Information:

Mr. Walton serves on the boards of directors of Carpegna Limited, Rapha Racing Limited, Crystal Bridges Museum of American Art, Smithsonian National Air and Space Museum (emeritus) and Wartime History Museum, Inc. From August 2018 to January 2021, he served as a member of the board of directors of Flipkart Private Limited. He is a graduate of Georgetown University Law Center, and he holds a bachelor’s degree in business administration from the University of Colorado, Boulder.

* Mr. Walton is the cousin of Gregory B. Penner's spouse.

2026 Proxy Statement	23

Proposal No. 1 Election of Directors

Board Refreshment and Succession Planning

The NGC is responsible for identifying and evaluating potential director candidates, for reviewing the composition of the Board and Board committees, and for making recommendations to the full Board on these matters. The NGC actively manages the Board succession planning process throughout the year, informed by the following considerations:

1	Director Tenure Policies Allows Board visibility into future Board and committee turnover

The Board believes that a mix of longer-tenured directors and newer directors with fresh perspectives contributes to an effective Board. In order to promote thoughtful Board refreshment, the Board has adopted the following tenure policies for Independent Directors, as set forth in Walmart’s Corporate Governance Guidelines:

Term Limit: Independent Directors are expected to commit to at least six years of service and generally do not stand for re-election after 12 years of service, subject to exceptions approved by the Board.

Retirement Age: Unless they have not yet completed their initial six-year commitment, Independent Directors may not stand for re-election after age 75.

2	Board/Committee Evaluations Identify skill sets that would enhance Board effectiveness
3	Director Recruitment Identify a broad pool of director talent with desired skill sets
4	Director Onboarding Tailored onboarding enables new directors to learn our business and contribute quickly

The Board may make exceptions to the term limit and retirement age if circumstances warrant. For example, the Board has on occasion extended the term limit or retirement age for an individual director with particular skills or qualifications that are valuable to the Board’s effectiveness until a suitable replacement is found. Similarly, an Independent Director may retire before serving 12 years in order to stagger turnover on the Board or a Board committee. Based on these considerations, the Board determined to extend the term limit of Ms. Mayer due to her strategic insight, technology experience, and key skill sets. Ms. Mayer will now continue to serve, subject to election, until the 2027 Annual Shareholders’ Meeting.

From time to time, the NGC engages third-party consultants to assist it with the Board refreshment process and to help cultivate a pipeline of potential future director candidates. As a part of the process of identifying potential director candidates, the NGC may also consult with other directors and senior officers. If the NGC decides to proceed with further consideration of a potential candidate, the Chair of the NGC and other members of the NGC, as well as other members of the Board, may interview the candidate. The NGC then may recommend that the full Board appoint or nominate the candidate for election to the Board.

Mr. Mehrotra, who was appointed to the Board in January 2026 and is standing for election for the first time, was initially identified as a potential director candidate by a third-party search firm, and his nomination was the result of the process described above.

24	2026 Proxy Statement

Corporate Governance

Effective corporate governance is essential for maximizing long-term value for our shareholders. Our beliefs are grounded in being a values-based ethically led organization, and it’s this foundation that continues to influence our decisions and leadership.

Our governance structure is set forth in our Corporate Governance Guidelines and other key governance documents. These guidelines are reviewed at least annually and updated as appropriate in response to evolving best practices, regulatory requirements, feedback from our annual Board evaluations, and recommendations made by our shareholders, all with the goal of supporting and effectively overseeing our ongoing strategic transformation.

Corporate Governance Highlights

Our strong corporate governance practices demonstrate our Board’s commitment to enabling an effective structure to support the successful oversight of our strategy.

Board Independence

✓   Majority Independent Board

✓   Lead Independent Director

✓   Governance Committees are Fully Independent

Other Board and Board Committee Practices

✓   Separate Chair and CEO

✓   Oversight of Risk and Enterprise Strategy

✓   Oversight of Human Capital Management

✓   Oversight of Political and Social Engagement and Shared Value

✓   Robust Stock Ownership Guidelines

✓   No Hedging and Restrictions on Pledging

✓   No Employment Agreements with NEOs

✓   No Automatic Acceleration upon Change in Control

✓   Overboarding Policy

The Board’s Year in Strategy

The Board’s activities are structured to oversee Walmart’s strategy and to provide advice and counsel to management. The Board, working closely with the executive management team, has committed to important initiatives to better serve our customers and pursue our key objectives of making every day easier for busy families, sharpening our culture and becoming more digital, operating with discipline, and making trust a competitive advantage.

Since last year’s meeting, and among other matters, the Board was involved in these governance and strategy discussions and actions:

✓   Successfully transitioned our CEO role, along with other senior executive transitions

✓   Successfully onboarded a new independent director

✓   Increased the annual dividend payment by 5% for fiscal 2027

✓   Approved a new $30 billion share repurchase authorization

✓   Returned $15.6 billion to shareholders through dividends and share repurchases

✓   Oversaw the company’s adoption and implementation of new technologies, such as AI, that is helping create great customer solutions, reduce friction, simplify decision-making, improve supply chain processes, and empower associates with more tools

✓   Ongoing investments in associate compensation, training and education to support our omnichannel strategy

✓   Ongoing review of our international portfolio of operations

✓   Oversight of our enterprise strategy, including emerging new businesses and the development of our marketplace platform

Board Performance
✓ Board Oversight of Company Strategy

✓   Annual Board Evaluations

✓   Robust Shareholder Engagement

✓   Commitment to Board Refreshment and Succession Planning

✓   Focus on Management Development and Succession Planning

Shareholder Rights

✓   Market Standard Proxy Access Right

✓   Shareholder Right to Call Special Meetings

✓   No Poison Pill

✓   No Supermajority Voting Requirements

✓   Annual Election of All Directors

✓   Majority Voting for Uncontested Director Elections

2026 Proxy Statement	25

Corporate Governance

Board Structure and Effectiveness

Board Leadership Structure

The leadership structure of our Board is designed to promote robust oversight, independent viewpoints, and the promotion of the overall effectiveness of the Board. The Board annually reviews its leadership structure as part of the process described on page 24. As disclosed on page 98, approximately [ ]% of our company’s Shares are held by entities related to the family of Sam Walton, our company’s founder. Three generations of Walton family members have served on our Board, which demonstrates the Walton family’s interest in and commitment to the long-term success of our company. Despite their substantial ownership in the company, only two members of the Walton family are currently serving and standing for re-election to the Board.

Our Current Board Leadership Structure Consists of:

Greg Penner	Randall Stephenson	John Furner

Non-Executive Chairman	Lead Independent Director	President and CEO
Primary Responsibilities • Presides over meetings of the Board and shareholders • Focuses on Board oversight and governance matters • Provides advice and counsel to the CEO • Agenda review process	Primary Responsibilities • Liaison between Independent Directors and the Chairman • Agenda review process • Board and Board committee evaluations • Shareholder engagement	Primary Responsibilities • Leadership of Walmart’s complex global business • Implements strategic initiatives • Development of robust management team

We have separated the Chairman and CEO roles since 1988. By separating these roles, our CEO is able to focus on executing our strategy and managing Walmart’s complex daily operations, and our Chairman, who is an Outside Director, can devote his time and attention to matters of Board oversight and governance.

We have had a Lead Independent Director since 2004. The role of the Lead Independent Director is designed to enhance the candor and communication between the independent members of the Board, the Chairman, and the CEO. Our Lead Independent Director is appointed annually by the independent members of the Board and has a robust set of responsibilities, including:

•
presiding over executive private sessions of the Outside Directors and the Independent Directors;
•
authority to call meetings of the directors, including separate meetings of the Outside Directors and the Independent Directors; and
•
is available, when appropriate, for consultation with major shareholders.

Mr. Stephenson became our Lead Independent Director immediately following our 2025 Annual Shareholders’ Meeting. In addition to his role as Lead Independent Director, Mr. Stephenson also serves as the Chair of the NGC, which means he also oversees the annual Board evaluation process and actively participates in the work related to overall Board effectiveness, including Board development, succession planning, and refreshment. The Board believes that Mr. Stephenson effectively leverages his extensive leadership experience and background in finance, financial reporting, technology, and regulated industries make him well qualified to serve in these Board leadership positions and to represent our Independent Directors.

Board Committee Chairs: Our Board committees play a critical role in the oversight of our governance and strategy, and each Board committee has access to management and the authority to retain independent advisors as it deems appropriate. Each of the governance-related Board committees, as well as our Technology and eCommerce Committee, is led by an independent chair.

26	2026 Proxy Statement

Corporate Governance

Governance Committees

Audit	Compensation and Management Development	Nominating and Governance

Independent Chair	Independent Chair	Independent Chair

Tim Flynn*	Carla Harris	Randall Stephenson

Strategy Committees

Technology and eCommerce	Strategic Planning and Finance

Independent Chair	Chair

Sarah Friar	Steuart Walton

* In light of Mr. Flynn’s upcoming retirement from the Board, Mr. Moritz will replace Mr. Flynn as Chair of the Audit Committee effective as of the 2026 Annual Shareholders’ Meeting, subject to Mr. Moritz’s re-election to the Board.

2026 Proxy Statement	27

Corporate Governance

Board Committees

To enhance the effectiveness of the Board’s risk oversight function, the Board regularly reviews its committee structure and committee responsibilities to ensure that the Board has an appropriate committee structure focused on matters of strategic and governance importance to Walmart. Currently, the Board has six standing committees, which are described below. In addition to the duties described below, our Board committees perform the risk oversight functions described on page 34.

Strategic Planning and Finance Committee

Primary Responsibilities

•
Reviews global financial policies and practices and reviews and analyzes financial matters, acquisition, and divestiture transactions
•
Oversees long-range strategic planning
•
Reviews and recommends a dividend policy to the Board
•
Reviews the preliminary annual operating plan, annual financial plan, and annual capital plan to be approved by the Board, as well as the company’s capital structure and capital expenditures

Steuart Walton, Chair
Cesar Conde
Carla Harris
Tom Horton Randall Stephenson

Experience of Committee Members

3 Meetings in Fiscal 2026	5/5	Global or International Business Experience	3/5	Finance, Accounting, or Financial Reporting Experience

	5/5	Senior Leadership Experience	2/5	Retail Experience

	4/5	Regulatory, Legal, or Risk Management Experience	3/5	Technology or eCommerce Experience

Technology and eCommerce Committee

Primary Responsibilities

•
Reviews and provides guidance on the company’s eCommerce, omnichannel, and digital businesses in key markets and in ways that weave together the company’s unique physical and digital assets and capabilities; development and uses of technology, including artificial intelligence; modernization and ongoing evolution of the company’s technology infrastructure; adoption of effective ways of working; data assets, capabilities, and data use cases for commercial purposes; and measurement and tracking of key metrics related to the company’s omnichannel digital enterprise
•
Reviews and provides guidance regarding trends relevant to an omnichannel digital enterprise

Sarah Friar, Chair Tim Flynn Marissa Mayer Shishir Mehrotra Bob Moritz Brian Niccol

Experience of Committee Members

3 Meetings in Fiscal 2026	6/6	Global or International Business Experience	4/6	Finance, Accounting, or Financial Reporting Experience

	6/6	Senior Leadership Experience	2/6	Marketing or Brand Management Experience

	2/6	Regulatory, Legal, or Risk Management Experience	4/6	Technology or eCommerce Experience

28	2026 Proxy Statement

Corporate Governance

Audit Committee*

Primary Responsibilities

•
Reviews the financial statements and oversees the financial reporting policies, procedures, and internal controls
•
Responsible for the appointment, compensation, retention, and oversight of the independent accountants
•
Pre-approves audit, audit-related, and non-audit services to be performed by Walmart’s independent accountants
•
Reviews and approves any related person transactions and other transactions subject to our Transaction Review Policy
•
Reviews risk assessment and risk management process and policies, processes, and procedures regarding compliance with applicable laws and regulations, as well as Code of Conduct and Reporting Protocols for Senior Financial Officers
•
Oversees risks related to legal, regulatory, compliance, ethics, information systems, information security, data privacy, cybersecurity, the use of artificial intelligence tools and technology, and tax, among other things
•
Oversees internal investigatory matters
•
Oversees Walmart’s global ethics and compliance program
•
Oversees the company’s internal audit function

* Independence and financial literacy: The Board has determined that each member of the Audit Committee is independent as defined by the Exchange Act, the SEC’s rules, and the Nasdaq Listing Rules. Each Audit Committee member named above is financially literate as required by Nasdaq Listing Rules. The Board has determined that Tim Flynn, Tom Horton, and Bob Moritz are “audit committee financial experts” as defined in the SEC’s rules.

Tim Flynn, Chair** Cesar Conde Tom Horton Bob Moritz

Experience of Committee Members

9 Meetings in Fiscal 2026	4/4	Global or International Business Experience	3/4	Finance, Accounting, or Financial Reporting Experience

	4/4	Senior Leadership Experience	1/4	Technology or eCommerce Experience

	3/4	Regulatory, Legal, or Risk Management Experience

** In light of Mr. Flynn’s upcoming retirement from the Board, Mr. Moritz will replace Mr. Flynn as Chair of the Audit Committee effective as of the 2026 Annual Shareholders’ Meeting, subject to Mr. Moritz’s re-election to the Board.

2026 Proxy Statement	29

Corporate Governance

Compensation and Management Development Committee*

Primary Responsibilities

•
In consultation with the CEO, approves compensation of Executive Officers other than the CEO, and reviews compensation of other senior officers
•
Reviews and approves the compensation of the CEO and recommends to the Board the compensation of the Outside Directors
•
Sets performance measures and goals and verifies the attainment of performance goals under our incentive compensation plans
•
Reviews and advises on workforce development, education, training, compensation, and benefits matters
•
Oversees the management development, succession planning, and retention practices for Executive Officers and senior leaders
•
Oversees human capital management and culture initiatives
•
The committee may form and delegate authority to subcommittees consisting of one or more members when appropriate

* Independence: The Board has determined that each member of the CMDC is independent as defined by the Exchange Act, the SEC’s rules, and Nasdaq Listing Rules; and is a “non-employee director” as defined in the SEC’s rules.

Carla Harris, Chair Marissa Mayer Shishir Mehrotra Brian Niccol Randall Stephenson

Experience of Committee Members

6 Meetings in Fiscal 2026	5/5	Global or International Business Experience	3/5	Finance, Accounting, or Financial Reporting Experience

	5/5	Senior Leadership Experience	3/5	Marketing or Brand Management Experience

	2/5	Regulatory, Legal, or Risk Management Experience	4/5	Technology or eCommerce Experience

30	2026 Proxy Statement

Corporate Governance

Nominating and Governance Committee*

Primary Responsibilities

•
Oversees corporate governance issues and makes recommendations to the Board
•
Identifies, evaluates, and recommends candidates for nomination to the Board
•
Reviews and makes recommendations to the Board regarding director independence
•
Reviews and advises management on legislative affairs and public policy engagement, as well as on social, community, and sustainability initiatives, including those related to climate change

* Independence: The Board has determined that each member of the NGC is independent as defined by the Nasdaq Listing Rules.

Randall Stephenson, Chair Carla Harris Tom Horton

Experience of Committee Members

5 Meetings in Fiscal 2026	3/3	Global or International Business Experience	3/3	Finance, Accounting, or Financial Reporting Experience

	3/3	Senior Leadership Experience	2/3	Marketing or Brand Management Experience

	3/3	Regulatory, Legal, or Risk Management Experience	1/3	Retail Experience

Executive Committee

Primary Responsibilities

•
Implements policy decisions of the Board
•
Acts on the Board’s behalf between Board meetings

* The Executive Committee acted by written consent 12 times during fiscal 2026, primarily for routine items such as the annual review of its charter and appointment and removal of officers pursuant to our Bylaws. Each unanimous written consent was reviewed and ratified by the Board.

Doug McMillon, Chair John Furner Greg Penner Randall Stephenson

0 Meetings in Fiscal 2026*

2026 Proxy Statement	31

Corporate Governance

Governing Documents

In addition to our Corporate Governance Guidelines, each standing committee of the Board has a written charter, which defines the roles and responsibilities of the Board committee. The Board committee charters and the Corporate Governance Guidelines, all of which are available on our corporate website, provide the overall framework for our corporate governance practices. The NGC and the Board review the Corporate Governance Guidelines, and the NGC, the Board, and each Board committee review the Board committee charters at least annually to determine whether any updates or revisions to these documents may be necessary or appropriate.

Board Evaluations

The Board is committed to using its annual Board evaluation process as an important tool for promoting effectiveness and continued improvement. In fiscal 2026, the process was conducted under the leadership of the Lead Independent Director. From time to time, the Board has engaged a third-party consulting firm to lead the evaluation process in order to bring an outside perspective.

Our Board Evaluation Process

1

Questionnaires Each director completes a detailed questionnaire.

Topics covered include, among others:

•
The effectiveness of the Board’s leadership structure and the Board committee structure;
•
Board and committee skills, composition, and succession planning;
•
Board culture and dynamics, including the effectiveness of discussion and debate at Board and committee meetings;
•
The quality of Board and committee agendas and the appropriateness of Board and committee priorities; and
•
Board/management dynamics, including management development and succession planning and the quality of management presentations and information provided to the Board and committees.

2

Action Items These evaluations have consistently found that the Board and Board committees are operating effectively.

Over the years, this evaluation process has contributed to various refinements in the way the Board and Board committees operate, including:

•
Reducing the size of the Board to promote engagement and input in our strategic decision-making;
•
Changing the Board committee structure to create a separate Compensation and Management Development Committee and a Nominating and Governance Committee;
•
Ensuring that Board and committee agendas are appropriately focused on strategic priorities and provide adequate time for director input;
•
Assigning additional responsibilities for our Lead Independent Director, including active participation in the agenda-setting process for the Board and Board committees; and
•
Increasing focus on continued Board succession planning and refreshment, including developing and maintaining a long-term director candidate pipeline.

32	2026 Proxy Statement

Corporate Governance

Director Onboarding and Engagement

All directors are expected to invest the time and energy required to quickly gain an in-depth understanding of our business and operations in order to enhance their strategic value to our Board. We develop tailored onboarding plans for each new director. Shortly after joining our Board, each new director has “learn the business” meetings with the leaders of key operational and corporate support functions. Occasionally, a Board meeting is held at a location away from our home office, usually in a market in which we operate. In connection with these Board meetings, our directors learn more about the local business market through meetings with our business leaders in these markets, visits to our stores and other facilities in the local market, and visits to the stores of our competitors. We also sometimes hold a Board meeting near one of our other facilities, where our Board members participate in intensive sessions focused on our strategies and operations.

Our Board members are also expected to participate in other company activities and engage directly with our associates at a variety of events throughout the year. Examples of activities and events that members of our Board have participated in include:

•
attending Walmart leadership meetings and accompanying senior business leaders on business trips;
•
touring facilities with associates;
•
speaking at or otherwise participating in various Walmart events; and
•
attending meetings of the company's business segments and corporate functions.

To help ensure our Board members have adequate time and attention to devote to our business and in response to shareholder feedback, the Board adopted an overboarding policy in our Corporate Governance Guidelines, which provides that any director serving as a CEO of a public company is expected to serve on no more than two other public company boards, and other directors are expected to serve on no more than four other public company boards.

Board Meetings and Director Attendance

The Board held a total of five meetings during fiscal 2026. The Outside Directors and Independent Directors met regularly during these meetings in separate executive sessions, with the Lead Independent Director presiding over those sessions. As a whole, during fiscal 2026, our directors attended approximately 98% of the aggregate number of Board meetings and meetings of Board committees on which they served. Each director attended at least 75% of all Board meetings and meetings of Board committees on which he or she served.

All directors are expected to attend the company’s annual shareholders’ meetings. While the Board understands that there may be situations that prevent a director from attending an annual shareholders’ meeting, the Board encourages all directors to make attendance at all annual shareholders’ meetings a priority.

With the exception of Mr. Mehrotra, who was appointed to the Board following the 2025 Annual Shareholders' Meeting, all current members of the Board attended the 2025 Annual Shareholders’ Meeting.

Key Board Responsibilities

The Board’s Strategic Oversight Role

The Board has oversight responsibility for our company’s business strategy and strategic planning. Walmart operates in a rapidly changing environment that requires significant Board engagement with our strategy. As Walmart continues to transform its business, the Board works with management to respond to a dynamically changing environment. Given the iterative nature of this transformation, the Board’s oversight over strategy is a continuous process. Throughout the year, the Board and its committees oversee and guide management with respect to a variety of strategic matters, and strategic discussions are embedded in Board and Board committee meetings. Walmart’s Independent Directors also regularly hold executive sessions without management present, at which sessions strategy is discussed. See "The Board's Year in Strategy" on page 25 for more information about the Board's key strategic initiatives since last year's meeting.

While the Board and its committees oversee our strategic planning process, management is responsible for executing our strategy. The Board receives regular updates and engages actively with our senior management team regarding key strategic initiatives, technology updates, competitive and economic trends, and other developments. The Board’s oversight and our management’s execution of our business strategy are intended to help promote the creation of long-term shareholder and stakeholder value in a sustainable manner, with a focus on assessing both potential opportunities available to us and risks that we might encounter.

2026 Proxy Statement	33

Corporate Governance

The Board’s Role in Risk Oversight

Taking reasonable and responsible risks is an inherent part of Walmart’s business and is critical to our continued innovation, growth, and achievement of our strategic objectives. The Board and the Board committees actively oversee and monitor the management of the most significant risks that could impact our company. The Board does not view risk in isolation, but instead considers risk in conjunction with its oversight of Walmart’s strategy and operations.

Walmart identifies, assesses, and assigns responsibility for managing risks through its annual enterprise risk management process, other internal processes, and internal control environment. Generally, the Board, Board committees, and management manage the risks for our company with a long-term perspective, but evaluate risks over a shorter or intermediate term to the extent these risks could impact our company over the long term. From time to time, third-party experts are also consulted as part of this risk assessment process.

The Board, Board committees, and management coordinate risk oversight and management responsibilities in a manner that we believe serves the long-term interests of our company and our shareholders through established periodic reporting and open lines of communication.

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Corporate Governance

Board Oversight

•
Has primary responsibility for overseeing risk management
•
Evaluates and approves strategic objectives and considers related risks
•
Delegates certain risk management oversight responsibilities to Board committees. The Board receives regular reports from Board committee chairs regarding risk-related matters as deemed necessary
•
Engages with and receives regular reports from management (whether at the Board or Board committee level), including the CFO, the Chief Legal Officer, the Global Chief Ethics and Compliance Officer (who reports to the Chief Legal Officer), the Chief People Officer, the Chief Technology Officer, the Chief Information Security Officer (who reports to the Chief Technology Officer), and the Chief Audit Executive (who reports to the CFO), regarding risk-related matters

Technology and eCommerce Committee	Strategic Planning and Finance Committee	Audit Committee
Oversees risks associated with: • Integration of information technology, eCommerce, and innovation efforts with overall strategy • Emerging trends in technology and eCommerce, including the use of AI

Oversees risks associated with:

•
Financial status and financial matters, including capital expenditures, annual financial plans, and dividend policies
•
Long-range strategic plans
•
Potential acquisitions and divestitures

•
Responsible for oversight of overall risk identification, monitoring, and mitigation processes and policies, including the enterprise risk management process
•
Reviews and assesses the company's risk disclosures included in the company's quarterly and annual reports filed with the SEC

Oversees risks associated with:

•
Financial statements, systems, and reporting
•
Legal, including significant litigation matters, ethics, and compliance
•
Information systems, information security, data privacy, cybersecurity, and the use of AI tools and technology
•
Related person transactions
•
Internal investigatory matters

Compensation and Management Development Committee	Nominating and Governance Committee

Oversees risks associated with:

•
Senior executive compensation
•
Senior executive development, succession planning, and retention
•
Human capital management, including pay; benefits; recruiting and retention; and culture

Oversees risks associated with:

•
Corporate governance
•
Director succession planning
•
Social, community, and sustainability initiatives, including those related to climate change
•
Charitable giving strategy
•
Legislative affairs and public policy engagement strategy

Strategic and Operational Management Committees	Legal, Regulatory and Compliance Risk Management Committees	Financial Risk Management Committees	Global Audit Services

Management Oversight

Management is responsible for the enterprise risk assessment process and the day-to-day management of risks. Business operations has primary responsibility for managing risks and is supported by Global Compliance and Global Audit Services. Management considers risks in categories which include, but are not limited to, the following:

• Strategic risks • Reputational risks • Financial risks • Legal, regulatory, and compliance risks
•
Operational risks, including information systems, information security, data privacy, cybersecurity, the use of AI tools and technology, physical security, geopolitical, supply chain, and the long-term impacts of climate change

Additional information regarding risks considered by management can be found in Item 1A Risk Factors in the company’s Annual Report on Form 10-K for fiscal 2026. Additional information regarding the roles and responsibilities of our Board committees can be found under “Board Committees” beginning on page 28.

2026 Proxy Statement	35

Corporate Governance

Management Development and Succession Planning

Our Board actively oversees our management development process throughout the year, with an emphasis on our pipeline of potential leaders for our CEO role, our segment CEO roles, and other key enterprise roles.

As part of this ongoing oversight, the members of our CMDC, in consultation with our CEO and our Chief People Officer, regularly review development plans for key senior leaders, the pipeline of potential future leaders, and executive succession plans for all enterprise-critical roles, including our CEO and other Executive Officer positions. Our Board regularly engages with our senior executives and other high-potential leaders across the company, including through management development gatherings and field visits, and has adopted a process to address unanticipated events and emergency situations regarding our CEO.

This ongoing focus on succession planning has contributed to three successful internal CEO transitions since 2009, including Mr. Furner’s appointment announced in November 2025 and effective in February 2026. Throughout fiscal 2026, the CMDC, NGC, and Board were highly engaged in the selection of Mr. Furner as our new CEO, including evaluating and reviewing candidates, reviewing and approving Mr. Furner’s compensation, and approving our other executive officer appointments during fiscal 2026.

Board’s Oversight of Human Capital Management

Under its charter, the CMDC has responsibility for reviewing and advising management regarding Walmart’s human capital management strategies, and the CMDC and the Board oversee Walmart’s overall workforce strategy, which includes the strategic priorities of workforce strategy and enablement, associate growth and development, and associate experience and engagement. Management regularly presents to the CMDC and to the Board regarding workforce development, compensation, benefits, recruiting and retention, training and education, and culture at all levels of the company.

Our associates play a critical role in delivering on our purpose to help people save money and live better. We believe our people make the difference, and we are focused on creating a culture where all associates feel included and appreciated and their contributions are valued. We publish our workforce representation data and hold ourselves accountable for providing recurring updates to senior leadership, including our President and CEO, and members of the Board of Directors.

We believe the strength of our workforce is a significant contributor to our success, and have implemented a workforce strategy designed to promote upward mobility. Walmart is a place of opportunity, not only as a foundational entry point to develop critical skills that are relevant for a variety of careers, but also as a place where people can grow in their careers across our business. To help us attract, develop, and retain associates to thrive in an ever-changing environment, we have invested in associate development— including new roles and career paths, cross-training, on-the-job learning and coaching, and formal, classroom-style training such as Walmart Academy in the U.S. We also provide access to educational opportunities for our eligible associates through our Live Better U program, which provides a pathway to earn a high school diploma or a college degree at no cost, as well as multiple digital learning opportunities. Approximately 75% of our U.S. salaried store, club, and supply chain management associates started their careers in hourly positions.

Board Oversight of Legislative Affairs, Public Policy Engagement, and Charitable Giving

Under its charter, the NGC reviews and advises management regarding the company’s legislative affairs and public policy engagement strategy, as well as the company’s charitable giving strategy. Consistent with Walmart’s Government Relations Policy, management provides regular updates at least annually to the NGC concerning the company’s public policy strategy. In fiscal 2026, management discussed and provided updates to the NGC about a number of topics, including:

•
Walmart’s government affairs and policy priorities;
•
A review of 2025-2026 activities; and
•
WALPAC contribution strategy and plans for 2025-2026.

Highlights from these discussions were shared with the full Board.

Walmart engages in public policy discussions to promote the interests of our stakeholders by focusing on issues that align with our shared value approach. We submit quarterly reports to Congress that outline our federal lobbying activities, including lobbying expenditures for each quarter and the specific legislative items and public policy issues that were the topics of communication. In each quarterly report, we identify the specific registered lobbyist who acted on behalf of the company.

Beyond these legally mandated reports, Walmart’s Government Relations Policy commits the company to reporting at least annually on our public policy priorities, strategies and activities, as well as transparency in its trade association memberships and lobbying activities. To that end, Walmart has:

1.
Since 2013, included a discussion regarding our public policy priorities, advocacy strategy, and engagements in our ESG reporting;

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Corporate Governance

2.
Since 2015, provided state and federal lobbying information on our Investor Relations website;
3.
Disclosed our philosophy on trade association memberships and our approach to dealing with trade association policy misalignments; and
4.
Published a list of trade associations to which Walmart contributes funds of $25,000 or more and committed to updating it at least annually.

Charitable giving by Walmart is overseen by a committee of Walmart executives, consisting of our president and CEO and a group of executives selected for their experience and expertise, and by the NGC which reviews and advises management regarding our charitable giving strategy. Walmart’s charitable giving includes the company’s donations to the Walmart Foundation—a separately incorporated 501(c)(3) private foundation, entirely funded by the company—and other cash and in-kind donations. In support of our commitment to transparency, Walmart discloses recipients of individual grants $25,000 and above that were applied for and administered by the Walmart.org team for the two most recently available fiscal years on https://walmart.org. The Walmart.org team is responsible for administering the combined philanthropic efforts of Walmart Inc. and the Walmart Foundation.

Board Oversight of Shared Value Priorities

We seek to operate our business in a way that creates shared value. We believe we maximize long-term value and create a competitive advantage by delivering for our stakeholders, including our customers, associates, shareholders, suppliers, business partners, and communities. We believe that addressing their needs builds the value of our business, including by enhancing trust, creating new business opportunities, managing our cost and risk, developing future capabilities, and reinforcing the systems on which we rely. We set our shared value priorities based on relevance to our business, importance to our stakeholders, and Walmart's ability to effect change with respect to those issues.

Board committees have oversight responsibility for matters relevant to our shared value strategies. In addition to the various committee responsibilities described in the preceding sections, the NGC is responsible for overseeing our social, community, and sustainability initiatives — including those related to climate change.

During fiscal 2026, management (including our Executive Vice President and Chief Sustainability Officer) discussed with the NGC external trends and regulatory activity related to our shared value initiatives; Walmart's ESG governance, including ESG disclosure controls and procedures, and Walmart's performance on key metrics. The Chair of the NGC provides a report of its discussions to the full Board.

Since 2007, we have published and periodically updated information on our shared value priorities, strategies, progress and challenges in the ESG reporting section of our corporate website. Walmart's ESG Disclosure Committee—a subcommittee of the company's management Disclosure Committee—reviews, and monitors the preparation of ESG reports and ESG information for public disclosure.

Board Oversight of Risks Associated with Information Systems, Information Security, Data Privacy, and Cybersecurity

Under its charter, the Audit Committee has responsibility for reviewing and discussing with management risks related to information systems, information security, data privacy, cybersecurity, and the use of AI tools and technology. Walmart’s Chief Information Security Officer periodically meets in private session with the Audit Committee. The Audit Committee receives periodic updates from senior management, including the Chief Information Security Officer, the Chief Technology Officer, and other members of senior management, as applicable, regarding these risks and other matters as deemed appropriate. The Board's oversight of risks associated with cybersecurity is further discussed in Part I, Item 1C of the company's Annual Report on Form 10-K for fiscal 2026.

Walmart seeks to make trust a competitive advantage with respect to our use of technology and data, in line with our values of service, excellence, integrity, and respect for the individual. More information about our ethical use of data and responsible use of technology can be found on our corporate website at https://corporate.walmart.com/purpose/esgreport/.

2026 Proxy Statement	37

90%

of the shares held by the 100 largest non-insider institutional shareholders

71%

of our non-insider institutional public float

2.2

billion Shares

80

of our 100 largest non-insider* institutional shareholders. These shareholders represent approximately:

Shareholder Outreach and Engagement

We value regular engagement with and feedback from a wide variety of stakeholders, including customers, associates, suppliers, and communities. We also recognize the value of listening to the views of our shareholders and other stakeholders, and the relationship with our shareholders is an integral part of our corporate governance practices. We conduct shareholder outreach throughout the year to help management and the Board understand and consider the issues of importance to our shareholders and enable the Board to address them appropriately.

Senior leaders and subject matter experts from the company meet regularly with representatives of many of our top institutional shareholders and periodically with leading proxy advisory firms to discuss Walmart’s strategy, governance practices, executive compensation, compliance programs, shared value initiatives, and related matters. Members of our Board, including our Lead Independent Director, participate from time to time in these meetings.

Management reports regularly to the CMDC and NGC about these meetings, including feedback on these diverse topics and perspectives shared by our shareholders.

We continued our shareholder engagement program during fiscal 2026, in addition to our customary participation at industry and investment community conferences, investor road shows, and analyst meetings. Some of those engagement efforts included:

One-on-one discussions with individual shareholders	Engagements with sponsors of shareholder proposals	In-person meetings with institutional investors	Virtual meetings with institutional investors to discuss Board governance, executive compensation, and other topics

Feedback we receive from shareholders has helped inform the disclosures in this proxy statement. We also respond to individual shareholders who provide feedback about our business.

Active Ongoing Institutional Shareholder Engagement

Board members, senior leaders, and/or subject matter experts actively engage with our large institutional shareholders on strategy, governance, compensation, shared value, and other topics. Since our 2025 Annual Shareholders' Meeting, we have engaged with:

The CMDC and NGC receive regular reports on this engagement.

* To calculate non-insider engagement, we exclude the holdings of directors, officers, and members of the Walton family, and their affiliated entities.

Corporate Governance

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Corporate Governance

We welcome feedback from all shareholders, who can contact our Global Investor Relations team by:

Email	Internet	Call
IR@walmart.com	http://stock.walmart.com	1-479-273-4000

Communicating with the Board

The Board welcomes feedback from shareholders and other interested parties. There are a number of ways that you can contact the Board or individual members of the Board.

Via mail:	Via email:
Name of Director(s) or Board of Directors Office of the Corporate Secretary Walmart Inc. 1 Customer Drive Bentonville, Arkansas 72716-0216
•
the entire Board at directors@wal-mart.com;
•
the Independent Directors at IndependentDirectors@wal-mart.com;
•
the Outside Directors at nonmanagementdirectors@wal-mart.com; or
•
any individual director, at the full name of the director as listed in that director’s biography under the heading “Director Nominees for 2026” followed by “@wal-mart.com.” For example, our Chairman, Greg Penner, may be reached at gregorybpenner@wal-mart.com.

We receive a large volume of correspondence regarding a wide range of subjects each day, including correspondence relating to ordinary store operations and merchandise in our stores. As a result, our individual directors are often not able to respond to all communications directly. Therefore, the Board has established a process for managing communications to the Board and individual directors.

Communications directed to the Board or individual directors are reviewed to determine whether, based on the facts and circumstances of the communication, a response on behalf of the Board or an individual director is appropriate. If a response on behalf of the Board or an individual director is appropriate, Walmart management may assist the Board or individual director in gathering all relevant information and preparing a response. Communications related to day-to-day store operations, merchandise, and similar matters are typically directed to an appropriate member of management for a response. Walmart maintains records of communications directed to the Board and individual directors, and these records are available to our directors at any time upon request.

Shareholders wishing to recommend director candidates for consideration should do so in writing to the address above. The recommendation should include the candidate’s name and address, a resume or curriculum vitae that demonstrates the candidate’s experience, skills, and qualifications, and other relevant information for the Board’s consideration. All director candidates recommended by shareholders will be evaluated by the NGC on the same basis as any other director candidates.

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Corporate Governance

Board Processes and Practices

How We Determine Director Independence

Our Board is committed to ensuring its membership consists of the right mix of skill sets in light of Walmart’s strategy, the Board’s tenure policies, and the Board’s desire to maintain at all times a majority of directors who are independent in accordance with the Nasdaq Listing Rules. Historically, up to three members of the Walton family have served on our Board, and the NGC and the Board believe this is appropriate in light of the Walton family’s significant and long-term Share ownership. There are currently two Walton family members serving on the Board.

In making independence determinations, the Board complies with all Nasdaq criteria and, with respect to Board committee membership, all applicable SEC criteria, and considers all other relevant facts and circumstances. Under the Nasdaq Listing Rules, to be considered independent:

•
the director must not have a disqualifying relationship, as described in the Nasdaq Listing Rules; and
•
the Board must affirmatively determine that the director otherwise has no direct or indirect material relationship with our company.

The Board has adopted materiality guidelines that it considers and uses to aid in the director independence determination process. While not determinative of independence, these guidelines identify the following categories of relationships that the Board has determined will generally not affect a director’s independence.

Materiality Guideline Description
Ordinary Retail Transactions

The director, an entity with which a director is affiliated, or one or more members of the director’s immediate family, purchased property or services from Walmart in retail transactions on terms generally available to Walmart associates during Walmart’s last fiscal year.

Immaterial Ownership

The director or one or more members of the director’s immediate family owns or has owned during the entity’s last fiscal year, directly or indirectly, 10% or less of an entity that has a business relationship with Walmart.

Immaterial Transactions

The director or one or more members of the director’s immediate family owns or has owned during the entity’s last fiscal year, directly or indirectly, more than 10% of an entity that has a business relationship with Walmart, so long as the amount paid to or received from Walmart during the entity’s last fiscal year accounts for less than $1,000,000 or, if greater, 5% of the entity’s consolidated gross revenues for that entity’s last fiscal year.

The director or a member of the director’s immediate family is or has been during the entity’s last fiscal year an employee of an entity that made payments to, or received payments from, Walmart during the entity’s last fiscal year that account for less than $1,000,000 or, if greater, 5% of the entity’s consolidated gross revenues for that entity’s last fiscal year.

Immaterial Positions

The director or one or more members of the director’s immediate family is a director or trustee or was a director or trustee (but not an executive officer or employee) of an entity during the entity’s last fiscal year that has a business or charitable relationship with Walmart and that made payments to, or received payments from, Walmart during the entity’s last fiscal year in an amount representing less than $5,000,000 or, if greater, 5% of the entity’s consolidated gross revenues for that entity’s last fiscal year.

Walmart paid to, employed, or retained one or more members of the director’s immediate family for compensation not exceeding $120,000 during Walmart’s last fiscal year.

Immaterial Benefits	The director or one or more members of the director’s immediate family received from Walmart, during Walmart’s last fiscal year, personal benefits having an aggregate value of less than $5,000.

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Corporate Governance

In April 2026, the Board and the NGC conducted their annual review of directors’ relationships that may be relevant to independence, based on the directors’ responses to questionnaires soliciting information regarding their (and their immediate family members’) direct and indirect relationships with the company and on due diligence performed by management regarding any transactions, relationships, or arrangements between the company and the directors, their immediate family members, or affiliated entities.

As a result of this review, the Board has affirmatively determined the following directors are Independent Directors under the general independence definition in the Nasdaq Listing Rules: Cesar Conde, Tim Flynn, Sarah Friar, Carla Harris, Tom Horton, Marissa Mayer, Shishir Mehrotra, Bob Moritz, Brian Niccol, and Randall Stephenson. In addition, the Board determined that the currently serving members of the Audit Committee and the CMDC meet the heightened independence standards for membership on those Board committees under the applicable Nasdaq Listing Rules, the Exchange Act, and the SEC’s rules.

In making its determination as to the independence of our Independent Directors, the Board considered whether any relationship between a director and Walmart is a material relationship based on the materiality guidelines discussed above, the facts and circumstances of the relationship, the amounts involved in the relationship, the director’s interest in such relationship, if any, and such other factors as the Board, in its judgment, deemed appropriate. In each case, the Board found all relationships between the company and each of our Independent Directors to be immaterial to the director’s independence. The types of relationships considered by the Board are noted below:

Relationship Type	Director

Immaterial Ownership:

The director or a member of the director's immediate family directly or indirectly owned 10% or less of, but was not a director, officer, or employee of, an entity that has a business relationship with Walmart

Mr. Conde
Ms. Mayer
Immaterial Transactions and Immaterial Ownership: The director was an employee or officer and 10% or less equity owner of an entity that has a business relationship with Walmart	Mr. Conde
Ms. Friar
Ms. Harris
Mr. Horton Mr. Mehrotra
Mr. Moritz
Mr. Niccol

Immaterial Transactions and Immaterial Ownership:

Immediate family members of the director were employees or officers and less than 10% equity owners of entities that have a business relationship with Walmart

Mr. Conde
Mr. Flynn
Ms. Friar
Mr. Horton
Ms. Mayer
Mr. Mehrotra Mr. Moritz Mr. Niccol
Mr. Stephenson
Immaterial Positions and Immaterial Ownership: The director was either a director or trustee of and less than 10% equity owner of an entity that has a business relationship with Walmart	Mr. Conde
Mr. Flynn
Ms. Harris
Mr. Horton
Ms. Mayer Mr. Mehrotra
Mr. Moritz
Mr. Niccol
Mr. Stephenson
Immaterial Position: Walmart employed a member of the director’s immediate family for compensation not exceeding $120,000 during Walmart’s last fiscal year	Ms. Harris

The aggregate amounts involved in each of the “immaterial transactions” described in the preceding table were either less than $1 million or, if greater than $1 million, less than 5% of the consolidated gross revenues for the entity’s last fiscal year. The aggregate amounts involved in each of the “immaterial positions” described in the preceding table were less than $5 million or, if greater than $5 million, less than 5% of the consolidated gross revenues for the entity’s last fiscal year, with the exception of certain relationships involving Mr. Conde.

2026 Proxy Statement	41

The Board and the NGC concluded that each of the Independent Directors does not currently have, and has not had during any pertinent period, any direct or indirect relationship that: (i) constitutes a disqualifying relationship with Walmart under the Nasdaq Listing Rules; (ii) otherwise compromises the independence of such director; or (iii) otherwise constitutes a material relationship between Walmart and the director.

Corporate Governance

Mr. Conde serves as a member of the board of directors of a Walmart supplier that received payments from Walmart during the entity’s last fiscal year that accounted for more than 5% of the entity’s consolidated gross revenues for its last fiscal year. The Board determined that this relationship was immaterial to Mr. Conde’s independence because, in his capacity as a member of the board of directors of the entity: (i) Mr. Conde is not and was not involved in any sales or marketing of products to Walmart; and (ii) he does not and has not received any material direct or indirect economic benefit from the relationship between Walmart and the entity. The payments by Walmart to the entity were for the purchase of products in the ordinary course of business, and Walmart has had a relationship with this entity since a time prior to Mr. Conde’s membership on the board of this entity.

The Board has not determined the independence of Greg Penner or Steuart Walton. Regardless of their independence under applicable listing standards, the Board believes they have demonstrated that their interests are aligned with the interests of our long-term shareholders through their decades of substantial equity ownership, active involvement with, and stewardship of Walmart, which has continued through multiple generations of Walton family members serving on the Board.

In addition, we have not and do not plan to rely on any of the exemptions from certain board independence requirements available to controlled companies under stock exchange rules, to the extent such exemptions are available. Our Board is committed to maintaining a majority independent Board and believes that this independence ensures robust oversight, independent viewpoints, and promotes the Board’s overall effectiveness.

Related Person Transaction Review Policy

The Board has adopted a Transaction Review Policy applicable to all Walmart Executive Officers; all directors and director nominees; all shareholders beneficially owning more than five percent of Walmart’s outstanding Shares; and the immediate family members of each of the preceding persons (collectively, the “Covered Persons”). An entity in which a Covered Person has an employment or similar relationship with, or in which a Covered Person owns an equity or other economic interest (each, a “Covered Entity”), is also covered by the policy. The Transaction Review Policy requires Audit Committee approval of any transaction or series of similar or related transactions that exceed $120,000 in which a Covered Person, directly or indirectly through a Covered Entity, has a direct or indirect material financial interest and in which Walmart is a participant (each, a “Covered Transaction”), subject to certain exceptions.

Pursuant to the Transaction Review Policy, our company’s Office of the Corporate Secretary has established processes and controls to identify and obtain information regarding proposed or existing transactions with Covered Persons. These processes include requiring Covered Persons to report proposed transactions with the company of which they are aware prior to entering into such transactions. The Office of the Corporate Secretary analyzes each identified transaction, other than ordinary course retail transactions. If, with the assistance of the Chief Audit Executive, the Office of the Corporate Secretary determines that a transaction constitutes a Covered Transaction , then the Office of Corporate Secretary promptly reviews the Covered Transaction in accordance with the procedures set forth in the Transaction Review Policy and submits to the Audit Committee a summary of their review and a recommendation as to whether entering into the Covered Transaction is not inconsistent with the best interests of the company. In their review, the Office of the Corporate Secretary and Chief Audit Executive will consider: 1) the facts and circumstances of the transaction, including the view or opinion from the business unit desiring to enter into the transaction as to the benefits of the proposed transaction to the company; 2) a point of view from the company’s corporate affairs department as to the reputational impact, if any, of the company entering into the transaction; 3) the view and opinion from the Chief Audit Executive as to whether the terms of the transaction are no less favorable than terms that could have been reached with an unrelated third party; and 4) the view and opinion from the Office of the Corporate Secretary as to whether the Covered Person has otherwise complied with Walmart’s Code of Conduct as it applies to the transaction.

The Audit Committee reviews each Covered Transaction and either approves or disapproves the transaction. To approve a Covered Transaction, the Audit Committee must find, based on management’s recommendation and any other factors it deems relevant, that the transaction is not inconsistent with the best interests of the company and its shareholders.

42	2026 Proxy Statement

Related Person Transaction Process

The following chart shows our process for identification and disclosure of related person transactions.

Related Person Transaction Determinations	Director Independence Determinations	Proxy Statement Disclosure

Walmart’s Office of the Corporate Secretary conducts an annual review and determination of related person transactions Related person transactions are presented for Audit Committee review and approval	The NGC and Board conduct an annual determination of director independence, considering the directors’ (and their immediate family members’) direct and indirect relationships with the company	Annual disclosures are published in our proxy statement as required by SEC rules (including required related person transaction disclosures)

Information sources: • Director, director nominee, executive officer, and principal shareholder questionnaires • Schedule 13D and 13G filings • Section 16 reporting • Management due diligence reviews	Information sources: • Director, director nominee, executive officer, and principal shareholder questionnaires • Management due diligence reviews

Fiscal 2026 Review of Related Person Transactions

We disclose in this proxy statement all Covered Transactions that are required to be disclosed under applicable SEC rules. Walmart believes the terms of the transactions described below are comparable to terms that would have been reached by unrelated third parties in arm’s-length transactions. The Audit Committee has approved each of the transactions disclosed below.

•
A sister of Doug McMillon, a director of Walmart, is an executive officer of Mahco, Incorporated (“Mahco”). During fiscal 2026, Walmart paid Mahco and its subsidiaries approximately $48.1 million in connection with Walmart’s purchases of sporting goods and related products. Walmart expects to purchase similar types of products from Mahco during fiscal 2027.
•
A brother-in-law of Doug McMillon, a director of Walmart, is a vice president at Walmart and in fiscal 2026 received total compensation of approximately $1,171,000, including base salary, annual incentive bonus, the value of equity awards granted, matching contributions to his 401(k) Plan and Deferred Compensation Matching Plan accounts, health insurance premiums, and other compensation and benefits. Mr. McMillon’s brother-in-law continues to be an Associate of the company, and in fiscal 2027, he may receive compensation and other benefits in amounts similar to or greater than those he received during fiscal 2026.

Corporate Governance

2026 Proxy Statement	43

Corporate Governance

•
A sister-in-law of Doug McMillon, a director of Walmart, is a management Associate at Walmart and in fiscal 2026 received total compensation of approximately $564,700, including base salary, annual incentive bonus, the value of equity awards granted, matching contributions to her 401(k) Plan account, health insurance premiums, and other compensation and benefits. Mr. McMillon’s sister-in-law continues to be an Associate of the company, and in fiscal 2027, she may receive compensation and other benefits in amounts similar to or greater than those she received during fiscal 2026.
•
A brother-in-law of John Furner, an Executive Officer and director of Walmart, is a management Associate at Walmart and in fiscal 2026 received total compensation of approximately $191,600, including base salary, annual incentive bonus, the value of equity awards granted, matching contributions to his 401(k) Plan account, health insurance premiums and other compensation and benefits. Mr. Furner’s brother-in-law continues to be an Associate of the company, and, in fiscal 2027, he may receive compensation and other benefits in amounts similar to or greater than those he received during fiscal 2026.
•
A brother-in-law of John Furner, an Executive Officer and director of Walmart, is a management Associate at Walmart and in fiscal 2026 received total compensation of approximately $123,800, including base salary, annual incentive bonus, the value of equity awards granted, matching contributions to his 401(k) Plan account, health insurance premiums, and other compensation and benefits. Mr. Furner’s brother-in-law continues to be an Associate of the company, and, in fiscal 2027, he may receive compensation and other benefits in amounts similar to or greater than those he received during fiscal 2026.
•
A son of Greg Penner, a director of Walmart, was a management Associate at Walmart for a portion of fiscal 2026 and received total compensation of approximately $213,800, including base salary, annual incentive bonus, the value of equity awards granted, matching contributions to his 401(k) Plan account, health insurance premiums, and other compensation and benefits.
•
A brother of David Guggina, an Executive Officer of Walmart, became a vice president at Walmart in March 2026. In fiscal 2027, Mr. Guggina’s brother is expected to receive total compensation of approximately $1,400,000, including base salary, target annual incentive bonus, the value of equity awards, and a signing bonus. In fiscal 2027, he will also be eligible to receive other benefits, including relocation benefits and health insurance premiums.
•
As previously disclosed, on April 5, 2022, Walmart entered into an agreement with ABN Holdings, LLC ("ABN Holdings") for the sale of Walmart’s existing Home Office properties and nearby parcels of land for a total of approximately $60 million. Steuart Walton, a director of Walmart, and his brother indirectly own 100% of the equity interests in ABN Holdings. Under the terms of the property sale agreement, the closing for certain parcels of land (the “Initial Properties”) occurred in fiscal 2023 (the “Fiscal 2023 Closing”) and the closings on the remaining properties (the “Remainder Properties”) was expected to occur when the company moved into its new Home Office Facilities (the “Deferred Closing”). The purchase price of approximately $9 million for the Initial Properties was determined based upon third-party appraisals. The appraised value for the Remainder Properties at the time of the signing of the property sale agreement was approximately $51 million. An escrow deposit of approximately $2.5 million was made in fiscal 2023 in respect of the Remainder Properties. In fiscal 2026, the closing of certain parcels of the Remainder Properties occurred (the “Fiscal 2026 Closing”) and the closing for the remaining Remainder Properties is expected to occur in fiscal 2027 (the “Fiscal 2027 Closing”). The sale price for the properties sold in fiscal 2026 of $19.9 million was based on the appraised value of those Remainder Properties determined by third-party appraisals at the date of the Fiscal 2026 Closing. The sale price for the properties expected to be sold in fiscal 2027 will be based on the appraised value of those properties determined by third-party appraisals at the date of the Fiscal 2027 Closing. The sale of the Initial Properties at the Fiscal 2023 Closing and the Fiscal 2026 Closing resulted in a gain on the sale to Walmart on a net basis and Walmart expects the sale of the Remainder Properties at the Fiscal 2027 Closing to result in a gain on the sale to Walmart on a net basis at the time of that closing. ABN Holdings made no payments to Walmart during fiscal 2026.

Other Transactions

In any given year, we may engage in certain transactions with entities in which members of the Walton family have ownership interests. These transactions are typically immaterial, ordinary-course transactions that management believes do not constitute related person transactions. Although Audit Committee approval of certain of these transactions may not be required under the Transaction Review Policy, the Audit Committee may elect to review such transactions from a governance perspective.

In fiscal 2026, Walmart received payments from or relating to entities in which members of the Walton family have ownership interests totaling approximately $2,194,100 for fees from third-party utility providers for energy savings services, the sale of jet fuel at one of Walmart’s wholly owned subsidiaries, hangar rent, and rent for supercenter banking facilities and other buildings. In fiscal 2026, Walmart paid entities in which members of the Walton family have ownership interests a total of approximately $25,779,800 for fees from third-party utility providers for energy savings services, hotel, lodging, meals, and related services, and ordinary course product purchases of goods for resale. We do not believe that either Walmart or the members of the Walton family have a direct or indirect material interest in any of these transactions between Walmart and the entities in which the Walton family members have ownership interests.

Walmart believes the terms of the transactions described above are comparable to terms that would have been reached by unrelated third parties in arm’s-length transactions.

44	2026 Proxy Statement

Governance Materials Available on Our Website

Our Board and Board committee governance documents, including the Board committee charters, the Corporate Governance Guidelines, and other key corporate governance documents are available to our shareholders on our corporate website at https://stock.walmart.com/governance/governance-documents/default.aspx.

You may also access and review the following additional corporate governance documents on our corporate website:

Restated Certificate of Incorporation and amendments thereto;	Procedures for Complaints Related to Accounting or Auditing Matters;

Amended and Restated Bylaws;	Investment Community Communications Policy;

Corporate Governance Guidelines;	Global Anti-Corruption Policy;

Reporting Protocols for Senior Financial Officers;	Government Relations Policy; and

Code of Conduct (available at www.walmartethics.com);	Privacy Policy.

These materials are also available in print at no charge to any shareholder who requests a copy by writing to: Walmart Inc., Global Investor Relations Department, 1 Customer Drive, Bentonville, Arkansas 72716-0216.

A description of any substantive amendment or waiver of Walmart’s Code of Conduct or Walmart’s Reporting Protocols for Senior Financial Officers granted to Executive Officers or directors will be disclosed on our corporate website within four business days following the date of the amendment or waiver (https://stock.walmart.com/governance/governance-documents/default.aspx) and will remain posted for a period of at least 12 months. There were no waivers of Walmart’s Code of Conduct or Walmart’s Reporting Protocols for Senior Financial Officers granted to Executive Officers or directors during fiscal 2026.

Corporate Governance

2026 Proxy Statement	45

Director Compensation

Walmart’s compensation program for Outside Directors is intended to:

• provide fair compensation commensurate with the work required to serve on the Board of a company with Walmart’s size, scope, and complexity;

• align directors’ interests with the interests of Walmart shareholders; and

• be easy to understand and communicate, both to our directors and to our shareholders.

Annual Benchmarking

Each June, the CMDC and Board undertake a comprehensive review of Outside Director compensation, including a comparison to director compensation at Walmart’s peer group companies. As a result of the review that was conducted last year, the CMDC and Board determined that our base director compensation and Board committee chair fees were below the median of our peer group. The CMDC and Board also noted that no increases had been made to our director compensation since 2022. Therefore, as of the 2025 Annual Shareholders Meeting, the CMDC and Board (i) increased the Outside Director annual stock grant from $200,000 to $230,000, (ii) increased the annual cash retainer from $100,000 to $115,000; and increased Board committee chair retainers by $5,000.

Corporate Governance

Components of Director Compensation

Our Outside Director compensation program consists of the following primary components:

Component	Annual Amount ($)	Form of Payment

Base Compensation (All Outside Directors)
Annual Stock Grant	230,000	Shares
Annual Retainer	115,000	Cash
Additional Fees (Some Outside Directors)
Non-Executive Chairman Retainer	225,000	50% Shares / 50% Cash
Lead Independent Director Retainer	50,000	Cash
Audit Chair Retainer	35,000	Cash
CMDC, NGC, SPFC, and TeCC Chair Retainers	25,000	Cash

In addition, each Outside Director who attends a Board meeting in person that is held at a location that requires intercontinental travel from his or her residence is paid an additional $4,000 meeting attendance fee.

Form and Timing of Payment

Stock grants to Outside Directors are made annually following election to the Board at our annual shareholders’ meeting. For fiscal 2026, the annual stock grant was granted on June 5, 2025 for those Outside Directors who were re-elected to the Board at our 2025 Annual Shareholders' Meeting. If an Outside Director is appointed to the Board during a term, he or she will receive a prorated portion of the annual stock grant. Each Outside Director may elect to defer the receipt of this stock grant in the form of stock units that are settled in Shares following the end of the director’s Board service. The other components of Outside Director compensation listed above are paid quarterly in arrears. Each Outside Director can elect to receive these other components in the form of cash, Shares (with the number of Shares determined based on the closing price of Shares on the payment date), deferred in stock units, or deferred into an interest-credited cash account.

Director Stock Ownership Guidelines

Each Outside Director is required to own, within five years of his or her initial election to the Board, Shares or deferred stock units with a value equal to five times the annual retainer portion of the Outside Director compensation established by the Board in the year the director was initially elected. All Outside Directors who have reached the five-year compliance date own sufficient Shares or deferred stock units to satisfy this requirement.

46	2026 Proxy Statement

Corporate Governance

Director Compensation for Fiscal 2026

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	All Other Compensation ($) (g)	Total ($) (h)

Cesar Conde	108,571	230,010	—	338,581
Tim Flynn	141,429	230,010	976	372,415
Sarah Friar	131,429	230,010	—	361,439
Carla Harris	131,429	230,010	—	361,439
Tom Horton	138,571	230,010	215	368,796
Marissa Mayer	108,571	230,010	—	338,581
Shishir Mehrotra	—	93,283	—	93,283
Bob Moritz	108,751	230,010	843	339,604
Brian Niccol	108,751	230,010	—	338,761
Greg Penner	221,071	342,468	—	563,539
Randall Stephenson	156,429	230,010	413	386,852
Steuart Walton	131,429	230,010	—	361,439

Explanation of Information in the Columns of the Table:

Name (Column (a))

Doug McMillon and John Furner are omitted from this table because they received compensation only in their capacity as associates of our company during fiscal 2026 and did not receive any additional compensation for their duties as a director.

Fees Earned or Paid in Cash (Column (b))

Certain Outside Directors elected to either receive Shares in lieu of some or all of these amounts or defer these amounts in the form of deferred stock units, as shown below. These amounts were converted into Shares or deferred stock units quarterly using the closing price of a Share as of the respective payment dates, rounded to the nearest whole Share.

Director	Amount ($)	Number of Shares Received in Lieu of Cash	Number of Deferred Stock Units in Lieu of Cash

Cesar Conde	83,571	804
Tim Flynn	141,429		1,418
Sarah Friar	131,429		1,317
Carla Harris	65,714	659
Marissa Mayer	108,571		1,089
Bob Moritz	108,571	1,089
Brian Niccol	108,571		1,089
Greg Penner	221,071		2,222
Randall Stephenson	156,429		1,550
Steuart Walton	131,429		1,317

2026 Proxy Statement	47

Corporate Governance

Stock Awards (Column (c))

In accordance with SEC rules, the amounts in this column are the aggregate grant date fair value of stock awards granted during fiscal 2026, computed in accordance with GAAP stock-based accounting rules (as set forth in Financial Accounting Standards Board’s Accounting Standards Codification Topic 718). Other than Mr. Penner, each Outside Director that was elected to the Board at the 2025 Annual Shareholders’ Meeting received a stock award of 2,348 Shares ($230,000 divided by $97.96, the closing price of a Share on the grant date of June 5, 2025, and rounded to the nearest whole Share). Mr. Penner received a stock award of 3,496 Shares ($342,500 divided by $97.96 and rounded to the nearest whole Share). In addition, upon his appointment to the Board effective January 8, 2026, Mr. Mehrotra received a prorated portion of the annual stock grant for the term ending at the 2026 Annual Shareholders' Meeting, consisting of 825 Shares (a prorated value of $93,260 divided by $113.07, the closing price of a Share on the grant date, and rounded to the nearest whole Share). Mr. Flynn, Ms. Friar, Ms. Mayer, Mr. Niccol, Mr. Penner, and Mr. Walton elected to defer these Shares in the form of deferred stock units. None of our Outside Directors held any outstanding stock options or unvested restricted stock awards as of January 31, 2026.

Option Awards and Non-Equity Incentive Plan Compensation (Columns (d) and (e))

We do not issue stock options to our Outside Directors and do not provide our Outside Directors with any non-equity incentive plan compensation. Therefore, we have omitted these columns from the table.

Change in Pension Value and Non-Qualified Deferred Compensation Earnings (Column (f))

While directors are permitted to defer cash retainers into an interest-credited account, none of our current directors have elected to do so and do not have any balances in any such account. Therefore, we have omitted this column from the table.

All Other Compensation (Column (g))

The amounts in this column include tax gross-up payments related to imputed income attributable to spousal and family travel, meal, and related expenses in connection with Board meetings. The cost of the underlying travel and meals is omitted from this column because the total cost of such benefits, if any, was less than $10,000 for each director.

48	2026 Proxy Statement

Proposal No. 2

Ratification of Independent Accountants

What am I Voting on?

Although shareholder ratification is not required, we are asking shareholders to ratify the appointment of Ernst & Young LLP (“EY”) as the company’s independent registered public accounting firm (the "independent accountants") for fiscal 2027 at the 2026 Annual Shareholders’ Meeting because the Board believes it is a good corporate governance practice. The Audit Committee will take shareholders’ opinions regarding EY’s appointment into consideration in future deliberations. If EY’s appointment is not ratified at the 2026 Annual Shareholders’ Meeting, the Audit Committee will consider the engagement of other independent registered public accounting firms. Even if EY’s appointment is ratified, the Audit Committee may terminate EY’s engagement as the company’s independent accountants without the approval of the company’s shareholders whenever the Audit Committee deems termination appropriate.

The Board recommends that shareholders vote FOR ratification of the appointment of EY as the company’s independent accountants for fiscal 2027.

Engagement of Independent Accountants

The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of the independent accountants. The Audit Committee has appointed EY as the company’s independent accountants to audit the consolidated financial statements of the company for fiscal 2027. EY (including its predecessors) has served as Walmart’s independent accountants since 1969, prior to the company’s initial offering of securities to the public. EY served as the company’s independent accountants for fiscal 2026 and reported on the company’s consolidated financial statements for that fiscal year.

The Audit Committee annually reviews EY’s independence and performance in determining whether to retain EY or engage another independent registered public accounting firm as our company’s independent accountants. As part of that annual review, the Audit Committee considers, among other things, the following:

•
The quality and efficiency of the current and historical services provided to our company by EY, including the results of an annual internal survey of key global financial management;
•
EY’s capability and expertise in handling the breadth and complexity of our company’s global operations;
•
The quality and candor of EY’s communications with the Audit Committee;
•
External data on EY’s audit quality and performance, including recent PCAOB reports on EY;
•
EY’s independence from our company;
•
The appropriateness of EY’s fees; and
•
EY’s tenure as our company’s independent accountants, including the benefits of having a long-tenured auditor.

2026 Proxy Statement	49

Proposal No. 2 Ratification of Independent Accountants

Benefits of Long Tenure	Independence Controls

Higher audit quality – Through more than 50 years of experience with our company, EY has gained institutional knowledge of and deep expertise regarding Walmart’s global operations and businesses, accounting policies and practices, and internal control over financial reporting.

Audit Committee oversight – The Audit Committee’s oversight includes regular private sessions with EY, discussions with EY regarding the scope of its audit, an annual evaluation when determining whether to engage EY, and direct involvement by the Audit Committee and its Chair in the periodic transition to a new lead engagement partner in connection with the mandatory five-year rotation of that position.

Avoids costs associated with a new independent
accountant – Onboarding a new independent accountant is costly and requires a significant time commitment that could distract from management’s focus on financial reporting and controls.

Limits on non-audit services – The Audit Committee pre-approves audit and permissible non-audit services to be performed by EY in accordance with its pre-approval policy.

Efficient fee structure – Despite an increase in fiscal 2026 audit fees primarily driven by additional audit procedures related to global business lines and Walmart’s financial systems and functions modernization, EY’s aggregate fees are competitive with peer companies because of EY’s familiarity with our company.

Internal EY independence processes – EY conducts periodic internal reviews of its audit and other work, assesses the adequacy of partners and other personnel working on our company’s account, and rotates engagement partners consistent with independence requirements.

Regulatory framework – Because EY is an independent registered public accounting firm, it is subject to PCAOB inspections and PCAOB and SEC oversight.

Based on this evaluation, the Audit Committee believes that EY is independent and well-qualified to serve as our company’s independent accountants. Further, the Audit Committee and the Board believe it is in the best interests of Walmart and our company’s shareholders to retain EY as our company’s independent accountants for fiscal 2027.

Representatives of EY are expected to be present during the 2026 Annual Shareholders’ Meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Audit Committee Pre-Approval Policy

To maintain the independence of our independent accountants and to comply with applicable securities laws, the Nasdaq Listing Rules, and the Audit Committee charter, the Audit Committee is responsible for reviewing, deliberating on, and, if appropriate, pre-approving all audit, audit-related, and non-audit services to be performed for our company by the independent accountants. For that purpose, the Audit Committee has established a policy and related procedures regarding the pre-approval of all audit, audit-related, and non-audit services to be performed by our company’s independent accountants (the “Pre-Approval Policy”).

The Pre-Approval Policy provides that our company’s independent accountants may not perform any audit, audit-related, or non-audit service for Walmart, subject to those exceptions that may be permitted by applicable law, unless: (i) the service has been pre-approved by the Audit Committee; or (ii) Walmart engaged the independent accountants to perform the service pursuant to the pre-approval provisions of the Pre-Approval Policy. In addition, the Pre-Approval Policy prohibits the Audit Committee from pre-approving certain non-audit services from being performed by our company’s independent accountants in accordance with applicable securities laws. The Pre-Approval Policy also provides that Walmart’s Corporate Controller will periodically update the Audit Committee as to services provided by the independent accountants.

Under the Pre-Approval Policy, the Audit Committee has pre-approved certain categories of services to be performed by the independent accountants and a maximum amount of fees for each category. The Audit Committee annually reassesses these service categories and the associated fees. Individual projects within the approved service categories have been pre-approved only to the extent that the fees for each individual project do not exceed a specified dollar limit, which amount is reassessed annually. Projects within a pre-approved service category with fees in excess of the specified fee limit for individual projects may not proceed without the specific prior approval of the Audit Committee (or a member to whom pre-approval authority has been delegated). In addition, no project within a pre-approved service category will be considered to have been pre-approved by the Audit Committee if the project

50	2026 Proxy Statement

Proposal No. 2 Ratification of Independent Accountants

would cause the maximum amount of fees for the service category to be exceeded, and the project may only proceed with the prior approval of the Audit Committee (or a member to whom pre-approval authority has been delegated) to increase the aggregate amount of fees for the service category.

At least annually, the Audit Committee designates a member of the Audit Committee to whom it delegates its pre-approval responsibilities. That member has the authority to approve interim requests as set forth above within the defined, pre-approved service categories, as well as interim requests to engage Walmart’s independent accountants for services outside the Audit Committee’s pre-approved service categories. The member has the authority to pre-approve any audit, audit-related, or non-audit service that falls outside the pre-approved service categories, provided that the member determines that the service would not compromise the independent accountants’ independence and the member informs the Audit Committee of his or her decision at the Audit Committee’s next regular meeting. The Audit Committee pre-approved all of the audit fees, audit-related fees, tax fees, and all other fees paid to the company’s independent accountants in fiscal 2026.

Independent Accountant Fees

EY’s fees for fiscal 2026 and fiscal 2025 were as follows:

	Fiscal 2026 ($)	Fiscal 2025 ($)

Audit Fees	44,712,000	36,306,000
Audit-Related Fees	1,335,000	1,586,000
Tax Fees	—	—
All Other Fees	24,000	24,000
TOTAL FEES	46,071,000	37,916,000

A description of the types of services provided in each category is as follows:

Audit Fees – Includes the audit of the company’s annual financial statements, the audit of the effectiveness of internal control over financial reporting, the review of the company’s annual report on Form 10-K, the review of the company’s quarterly reports on Form 10-Q, statutory audits of subsidiaries, and consents for and review of registration statements filed with the SEC or other documents issued in connection with securities offerings. The increase in audit fees was primarily driven by additional audit procedures related to global business lines and Walmart’s financial systems and functions modernization.

Audit-Related Fees – Includes audits of the company’s employee benefit plans, due diligence in connection with acquisitions and accounting consultations related to GAAP, the application of GAAP to proposed transactions and examination, review, or agreed-upon procedures for various compliance-related purposes.

Tax Fees – Includes tax compliance at domestic and international locations, assistance with tax audits and appeals, and tax planning for acquisitions and restructurings.

All Other Fees – Includes fees for permissible advisory services that are not contained in the above categories and consists of subscription fees to access accounting and financial reporting content.

None of the services described above were approved pursuant to the de minimis exception provided in Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

2026 Proxy Statement	51

Proposal No. 2 Ratification of Independent Accountants

Audit Committee Report

Audit Committee Independence and Financial Expert Determination

The Audit Committee currently consists of four Independent Directors, each of whom has been determined by the Board to meet the heightened independence and financial literacy criteria for Audit Committee members under the SEC and Nasdaq Listing Rules. The current members of the Audit Committee are Tim Flynn, the Chair of the Audit Committee; Cesar Conde; Tom Horton; and Bob Moritz. The Board has designated each of Mr. Flynn, Mr. Horton, and Mr. Moritz as an “audit committee financial expert” as defined under the SEC rules. Additional information regarding the members of the Audit Committee and the Audit Committee’s roles and responsibilities is described under “Director Nominees for 2026” beginning on page 12 and under “Board Committees” on page 28.

Fiscal 2026 Audit Committee Meetings

The Audit Committee held nine meetings in fiscal 2026. During the fiscal year, the Audit Committee had separate private sessions with our company’s CEO, CFO, Chief Legal Officer, Chief Audit Executive, Global Chief Ethics and Compliance Officer, Chief Accounting Officer, Chief Information Security Officer, EY, and others. In these sessions, candid discussions took place regarding our company’s financial, accounting, auditing, internal control over financial reporting, Exchange Act reporting, enterprise risk management, information systems, information security, cybersecurity, AI governance, legal, ethics, and compliance matters. Throughout the year, the Audit Committee had full access to management, EY, and internal auditors.

The Audit Committee’s meeting agendas are established by the Chair of the Audit Committee in consultation with the Chairman of the Board, the Lead Independent Director, the Chief Audit Executive, the company’s Corporate Secretary, and other members of senior management.

Responsibilities and Fiscal 2026 Committee Actions

The Audit Committee operates under a written charter, which may be found in the “Corporate Governance” section of Walmart’s website located at https://stock.walmart.com/governance/governance-documents/default.aspx. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis and, when appropriate, recommends charter changes to the Board.

The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of Walmart's financial statements.

During or shortly after fiscal 2026, the Audit Committee fulfilled its duties and responsibilities as outlined in the charter. Specifically, the Audit Committee did, among other things, the following:

•
reviewed and discussed with Walmart’s management and EY Walmart’s audited consolidated financial statements for fiscal 2026;
•
reviewed management’s representations that those consolidated financial statements were prepared in accordance with GAAP and fairly present the consolidated results of operations and consolidated financial position of our company for the fiscal years and as of the dates covered by those consolidated financial statements;
•
discussed with EY the matters required to be discussed by applicable requirements of the PCAOB and the SEC, including matters related to the planning and results of the audit of Walmart’s consolidated financial statements;
•
received the written disclosures and the letter from EY required by applicable requirements of the PCAOB relating to EY’s communications with the Audit Committee concerning EY’s independence from Walmart, and discussed with EY its independence from Walmart;
•
reviewed and discussed with management and EY Walmart’s earnings releases and the financial statements in the quarterly reports on Form 10-Q, prior to filing with the SEC;
•
monitored, reviewed, and approved, in accordance with the Pre-Approval Policy adopted by the Audit Committee, all audit, audit-related, and non-audit services performed for Walmart by EY, and considered whether EY’s provision of non-audit services was compatible with EY’s independence from Walmart. For more information about the Audit Committee’s Pre-Approval Policy, please see “Audit Committee Pre-Approval Policy” on page 50;
•
evaluated the performance of EY for the company's fiscal 2026 audit. For more information about the Audit Committee’s evaluation, appointment, and compensation of EY, please see “Proposal No. 2, Ratification of Independent Accountants” on page 49;

52	2026 Proxy Statement

Proposal No. 2 Ratification of Independent Accountants

•
monitored the progress and results of the testing of internal control over financial reporting pursuant to Section 404 of SOX, reviewed reports from management and the internal auditors of our company regarding the design, operation, and effectiveness of internal control over financial reporting, and reviewed an attestation report from EY regarding the effectiveness of internal control over financial reporting as of January 31, 2026;
•
reviewed and discussed with management and EY changes in accounting principles that may affect the company, the company’s significant accounting policies and any critical audit matters, and the appropriateness of the disclosures of non-GAAP measures that the company publicly made during or with respect to fiscal 2026, including in the company’s earnings releases;
•
reviewed the fiscal 2026 internal audit plan and activities;
•
reviewed the company’s "related person transactions" and approved these transactions in accordance with the Transaction Review Policy, which is discussed under “Related Person Transaction Review Policy,” on page 42;
•
reviewed the company’s enterprise risk management process with members of senior management;
•
received updates on and discussed with members of senior management significant risks for which the Audit Committee has oversight responsibility, including legal and significant litigation matters, regulatory, compliance, ethics, information systems, information security, data privacy, cybersecurity, the use of artificial intelligence tools and technology, tax, and certain investigations. Additional information about the Audit Committee's role in risk oversight may be found under "The Board's Role in Risk Oversight" on page 34;
•
reviewed with the company's Chief Legal Officer legal matters that may have a material impact on the financial statements or the company's ethics and compliance policies and met with the company's management and legal counsel regarding certain investigations; and
•
received regular reports from management regarding our company’s policies, processes, and procedures regarding compliance with applicable laws and regulations and Walmart’s Code of Conduct.

Based on the reviews and discussions described above, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the charter, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in Walmart's Annual Report on Form 10-K for fiscal 2026 for filing with the SEC.

The Audit Committee submits this report:

Tim Flynn, Chair
Cesar Conde
Tom Horton
Bob Moritz

2026 Proxy Statement	53

Proposal No. 3

Advisory Vote to Approve

Named Executive Officer Compensation

What am I Voting on?

We are asking our shareholders to approve, on a non-binding, advisory basis, under Section 14A of the Exchange Act, the compensation of our NEOs as disclosed in this proxy statement. We have held a similar shareholder vote every year since 2011 and expect to hold a similar vote at future annual shareholders’ meetings.

As described in the CD&A, our executive compensation program is designed with an emphasis on performance and is intended to closely align the interests of our NEOs with the interests of our shareholders. The CMDC regularly reviews our executive compensation program to ensure that compensation is closely tied to aspects of our company’s performance that our Executive Officers can impact and that are likely to have an impact on shareholder value.

Our compensation program is also designed to balance long-term performance with shorter-term performance and to mitigate any risk that an Executive Officer would be incentivized to pursue good results with respect to a single performance measure, company segment, or area of responsibility to the detriment of our company as a whole.

In the CD&A, we discuss why we believe the compensation of our NEOs was appropriately aligned with our company’s performance during fiscal 2026. The CD&A also describes feedback we received regarding our executive compensation program during our shareholder outreach efforts and is intended to provide additional clarity and transparency regarding the rationale for and philosophy behind our executive compensation program and practices. We urge you to read carefully the CD&A, the compensation tables, and the related narrative discussion in this proxy statement when deciding how to vote on this proposal.

The vote on this proposal is advisory, which means that the vote will not be binding on Walmart, the Board, or the CMDC. However, the Board and CMDC value our shareholders’ opinions, and the CMDC will consider the results of the vote on this proposal when making future decisions regarding executive compensation and when establishing our NEOs’ compensation opportunities.

In view of the foregoing, shareholders will vote on the following resolution at the 2026 Annual Shareholders’ Meeting:

RESOLVED, that the company’s shareholders hereby approve, on an advisory basis, the compensation of the Named Executive Officers of Walmart as disclosed in Walmart’s proxy statement for the 2026 Annual Shareholders’ Meeting in accordance with the SEC’s executive compensation disclosure rules.

The Board recommends that shareholders vote FOR this proposal.

54	2026 Proxy Statement

Executive Compensation

Compensation Discussion and Analysis

In this section, we describe our executive compensation philosophy and program that support our strategic objectives and serve the long-term interests of our shareholders. We also discuss how our CEO, CFO, and other Named Executive Officers (our NEOs) were compensated in fiscal 2026 and describe how their compensation fits within our executive compensation philosophy. For fiscal 2026, our NEOs were:

Doug McMillon* President and Chief Executive Officer	John Furner* Executive Vice President, President and CEO, Walmart U.S.
John David Rainey Executive Vice President and Chief Financial Officer	Daniel Danker Executive Vice President, AI Acceleration, Product and Design
Suresh Kumar Executive Vice President, Global Chief Technology Officer and Chief Development Officer

* Mr. McMillon retired as President and CEO effective January 31, 2026, and Mr. Furner was appointed President and CEO effective February 1, 2026.

2026 Proxy Statement	55

1

Fiscal 2026 Compensation and Performance Overview

Executive Compensation

We have designed our executive compensation program—metrics, goals, structure, pay mix, etc.—to be aligned with our strategy while also being highly motivational for our leadership team.

Our Pay for Performance Philosophy and Framework

Our executive compensation programs are intended to motivate and retain key executives, with the goal of generating strong operating results aligned with our long-term strategy. We have developed our compensation programs to support our enterprise strategy and to align our leadership team with our culture, strategy, and organizational structure.

Our executive compensation program is built upon our global compensation framework:

Pay for Performance by tying a majority of executive compensation to pre-established, quantifiable performance goals.	Align Management Interests with the long-term interests of our shareholders by providing long-term incentives in the form of equity, combined with robust stock ownership guidelines for executives.
Use Performance Metrics that are understandable, tied to key performance indicators, and can be impacted by our executives and ultimately drive shareholder value.	Establish Performance Goals that are aligned with our long-term strategy, financial and operating plans, and deliver long-term value for shareholders.
Provide Competitive Target Total Compensation to attract and retain highly qualified talent at all levels.	Encourage Leadership Accountability by tying a higher percentage of compensation to performance for those at higher levels in the organization.

56	2026 Proxy Statement

Executive Compensation

Alignment of Pay and Performance

We believe that our continuing strategic investments in our people, our stores, lower prices, eCommerce, technology, supply chain automation, and scaling our newer, complementary businesses are deepening our relationships with our customers, resulting in a better customer experience. In addition, we believe our focus on improving career paths for our Associates through the elimination of degree requirements for most roles, robust training, competitive wages and benefits, and opportunities for advancement has made Walmart an employer of opportunity where people, regardless of where they start, can gain the skills and experiences they need to advance in their careers. We again delivered strong financial results in fiscal 2026, creating additional capacity to fund the investments necessary to continue to transform our business, drive sustainable long-term growth, and deliver on our long-term financial plan.

Sales	Operating Income	ROI

Rationale

Key indicator of omnichannel retail performance encompassing both physical and digital channels, is highly correlated to comparable sales growth, and is aligned with our growth strategy. Given the importance of sales growth to our strategy, we include sales as a component of both our annual cash incentive plan and our long-term performance equity program.

Fiscal 2026 Highlights

•
Increased 5.1% on a constant currency basis
•
Exceeded initial guidance of 3%- 4% growth; strong growth in eCommerce across all three segments, including growth areas such as advertising and marketplace

Rationale

Key retail performance indicator, promoting discipline as Walmart continues to grow. Operating income is included as a metric in our annual cash incentive plan to appropriately balance incentives for growth and returns.

Fiscal 2026 Highlights

•
Adjusted operating income increased 5.4% on a constant currency basis
•
Delivered top end of initial guidance range of 3.5% to 5.5% growth despite tariff environment; continued to grow faster than sales

Rationale

Key indicator of how effectively we are deploying our assets as we continue to make significant strategic investments across the business. We include ROI as a metric in our long-term performance equity program to incentivize and reward management for value creating deployment of shareholder capital.

Fiscal 2026 Highlights

•
Achieved 15.1%, compared to a ten-year high of 15.5% in fiscal 2025
•
Reflects an increase in average invested capital and impacts from discrete items

To make results comparable from year-to-year, we exclude certain items from our reported results of operations for incentive plan purposes. For more information about how we calculate sales, operating income, and ROI for incentive plan purposes, see the rest of this CD&A, including “Why do the Results Used in Our Incentive Plans Differ from Our Reported Results of Operations for Fiscal 2026?” beginning on page 71.

2026 Proxy Statement	57

Executive Compensation

Alignment of Pay with Our Long-Term Strategy

Our long-term performance equity program combines a one-year performance period with an additional two-year service-based vesting period. We undertake a rigorous long-term planning process overseen by the Board that is refreshed annually in light of changing economic conditions, our significant strategic investments, and our rapid and ongoing omnichannel transformation. The results of this long-term planning process then inform our annual operating plan, which is intended to be challenging and balance growth and returns that enable our continued significant strategic investments. Because NEO pay is heavily weighted toward performance equity with a three-year vesting period, the compensation realized by our NEOs is significantly impacted by achievement of our financial goals and our long-term stock price performance. Annual goals take into account and align with our five-year long-range plan, which is refreshed annually. We believe this approach effectively balances long-term focus with clear, understandable, and challenging annual goals aligned to our long-term strategy.

Incentive Plans Informed by Strategic and Financial Planning Process

April - September	September - January	September - March
Long-Range Planning	Annual Operating Plan	Incentive Plans
• Assess competitive landscape and macro trends • Refine enterprise strategy and segment-specific initiatives	• Develop annual operating plan in light of long-range planning and strategic initiatives • Review strategy and planned capital expenditures	• Review choice of incentive metrics to ensure that they support enterprise strategy • Establish performance goals aligned with annual operating plan and guidance

Pay Mix Emphasizes Performance

As shown in the charts below, a substantial majority of our NEOs’ fiscal 2026 target total direct compensation, or TDC, was performance-based.

CEO

82.0%
Performance Based

14.3% Annual Cash Incentive

6.0% Base Salary

12.0% Restricted Stock

67.7% Performance Equity

Other NEOs Combined
72.5%
Performance Based
14.9%
Annual Cash Incentive
8.3%
Base Salary
19.2%
Restricted Stock
57.6%
Performance Equity

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Executive Compensation

Executive Compensation Best Practices

Performance-Based Framework	Pay and Performance Alignment	Equity Ownership Best Practices	Shareholder Accountability
•
72%-82% of each NEO's TDC is performance-based and a majority is in the form of equity
•
No employment contracts with our NEOs
•
No change-in-control benefits
•
No pension or similar retirement plans
•
No excessive perquisites

•
Direct link between pay and performance as fiscal 2026 incentive payments align with our performance
•
Annual CEO pay for performance analysis
•
Significant majority of target TDC in the form of equity, which aligns the interests of our executives with those of our shareholders

•
Robust stock ownership guidelines
•
No hedging or short sales of Walmart stock permitted
•
No unapproved pledging of Walmart stock as collateral
•
No recycling of Shares used for taxes or option exercises
•
No dividends or equivalents paid on unvested performance equity
•
No single-trigger equity acceleration upon change in control

•
Shareholder outreach on executive compensation
•
Annual shareholder say-on-pay vote
•
Use a variety of financial performance measures that balance growth and returns
•
Robust recoupment and forfeiture policies

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2

NEO Compensation Components and Pay Mix

Executive Compensation

What are the Primary Components of Fiscal 2026 NEO Compensation?

Our executives’ TDC is heavily weighted towards performance and appropriately balances executive focus on our short- and longer-term priorities with annual and long-term rewards.

There are three components of our executives’ fiscal 2026 TDC: base salary, annual cash incentive, and long-term equity.

Component	Description/Objective	Performance Rewarded	Form and Timing of Payout
Base Salary	Fixed base of cash compensation commensurate with job responsibilities and experience	Subject to annual adjustment based on individual performance	Paid in cash bi-weekly

Annual Cash Incentive

Variable pay intended to incentivize performance against key operational metrics aligned with our strategy

Goals are set at the beginning of the fiscal year and aligned with annual operating plan and guidance

		• Sales • Operating Income	Paid in cash after the end of the fiscal year
Long-Term Equity
Performance Equity	Variable pay intended to incentivize performance against metrics aligned with our long-term strategic goals	• ROI • Sales • Stock performance	Paid in Shares; one-year performance period with an additional two-year vesting period

Restricted Stock	Equity intended to align executives’ long-term interests with our shareholders’ interests and promote retention	• Stock performance	Paid in Shares vesting annually over a three-year period

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3	Executive Compensation Governance and Process

Executive Compensation

Who Sets Executive Compensation at Walmart?

The CMDC, which consists entirely of Independent Directors, is responsible for establishing and approving executive compensation for all Executive Officers, including the CEO and other NEOs, and for overseeing our executive compensation program (see page 30 for more information about the CMDC).

Board of Directors	CMDC	Management
• Oversees strategy and long-range plan; approves annual operating plan and capital expenditures • Receives reports from the CMDC on CEO compensation matters
•
Reviews and approves compensation of CEO and other Executive Officers
•
Approves incentive metrics and goals aligned with long-range plan and annual operating plan
•
Oversees Walmart’s compensation and benefits programs
•
Oversees management development and succession planning
•
Oversees compliance with stock ownership guidelines and clawback policy
•
Engages independent compensation consultant

•
Recommends to the CMDC regarding Executive Officer compensation
•
No member of management participates in discussions regarding his or her compensation
•
Provides information and recommendations on compensation design

Role of the CMDC’s Independent Compensation Consultant

The CMDC has retained an independent compensation consultant since 2007. In fiscal 2024, after an extensive search process, the CMDC engaged Farient Advisors LLC (“Farient”) as its independent executive compensation consultant. Under the terms of its engagement, Farient reports directly and exclusively to the CMDC. The CMDC has sole authority to retain, terminate, and approve the fees of Farient, and Farient may not be engaged to provide any other services to Walmart without the approval of the CMDC. Other than its engagement by the CMDC, Farient does not perform and has never performed any other services for Walmart. The CMDC’s independent consultant attends and participates in CMDC meetings at which executive compensation matters are considered, and performs various analyses for the CMDC, which may include:

•
peer group benchmarking;
•
analyses regarding the alignment of pay and performance;
•
analyses of the correlation between incentive plan performance measures and total shareholder return; and
•
assessments of the difficulty of attaining performance goals.

The CMDC annually reviews the independence of its independent compensation consultant in light of SEC and stock exchange rules regarding compensation consultant independence and has affirmatively concluded that Farient is independent from Walmart and has no conflicts of interest relating to its engagement by the CMDC.

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Executive Compensation

What is the Compensation Setting Process?

	Data Source/Responsibility		Purpose	How It’s Used
Review of Annual and Long-term Business Plans	• • • •	Board SPFC CMDC Management	Establish incentive metrics aligned with annual operating plan and long-term objectives	Review the choice of incentive metrics to ensure they support our long-term strategic plan and drive results tied to shareholder value
Pay for Performance Alignment	• •	Independent compensation consultant Publicly available compensation information	Evaluate pay-for-performance alignment of CEO compensation with performance relative to peers	Assess the reasonableness of CEO pay in light of the CMDC’s independent consultant’s analyses regarding the alignment of CEO pay and performance
Peer Group Benchmarking	• • •	Independent compensation consultant (for CEO) Publicly available compensation information for peer group Pay surveys	Setting pay and establishing target TDC opportunity

Use benchmarking data as a general guide to setting appropriately competitive compensation levels consistent with our emphasis on performance-based compensation

Ensure our NEOs’ target TDC is set within a competitive range relative to our market for talent

Individual Performance Assessments	• • • •	Board CMDC CEO (for other NEOs) Global People Division	Evaluate individual performance for purposes of pay decisions	Help determine incentive payouts for recently completed fiscal year; merit increases (if any), and incentive award opportunities for the next award cycle

Tally Sheets	•	Global People Division	Evaluate total compensation and internal pay equity

Summarizes the total value of the compensation realizable by each NEO for the upcoming fiscal year

Quantifies the value of each element of that compensation, including perquisites and other benefits

Quantifies the amount that would be owed to each NEO upon separation from our company

Company Achievement of Prior Year Performance Goals and Setting of Current Year Incentive Goals	• •	CMDC (with input from consultant) Management	Assess current year company performance against financial and operating metrics

Determine award payments for the recently completed fiscal year and set target levels for following year

Assess the ease or difficulty of attaining performance goals and whether adjustments need to be made to incentive metrics for the following award cycle

Establish incentive goals for the current year that support our strategic transformation and are aligned with operating plan, financial guidance, and our long-range plan

Shareholder Outreach	• •	Board Management	Obtain investor feedback on our executive compensation program	Understand investor expectations and monitor trends in executive compensation; used to evaluate compensation policies, practices, and plans Helps inform our executive compensation program design

62	2026 Proxy Statement

24
Peer Companies

Executive Compensation

How is Peer Group and Survey Data Used by the CMDC?

The CMDC reviews publicly available compensation information from peer companies as well as survey data when establishing target TDC for our executives. In constructing our peer group, we aim to reflect a cross-industry sample of the largest U.S.-based companies, including large retailers and companies with significant and complex international operations.

During the fiscal 2024 pay cycle, the CMDC refined our peer group criteria to reflect our evolving strategy, which reduced the number of peer group companies. The characteristics used to select our current peer group include companies broadly aligned with our enterprise strategy, including our new and emerging business lines; companies with which we compete for talent; and U.S.-based, publicly-traded companies with annual revenue or market capitalization above $100 billion. Our peer group also excludes companies whose current CEO is also the founder.

Compensation Peer Group Screening Methodology

Step 1: Geography Screen	Step 2: Ownership Screen	Step 3: Size and Strategy Screen
U.S.-headquartered companies	Publicly traded	Revenue: >$100B, or Market Cap: >$100B Aligned to Enterprise Strategy, or Compete for Talent

Excluded private companies	Excluded companies whose CEO is the founder

Applying this methodology, our peer group consisted of the following 24 companies when setting fiscal 2026 compensation.

Walmart Proxy Peer Group

Albertsons Companies Inc. Alphabet Inc. Amazon.com, Inc. American Express Company Apple Inc. Comcast Corporation	Costco Wholesale Corporation CVS Health Corp The Home Depot Inc. JPMorgan Chase & Co. The Kroger Co. McDonalds Corporation	McKesson Corporation Meta Platforms, Inc. Microsoft Corporation Nike, Inc. PepsiCo, Inc. The Procter & Gamble Co.	Target Corporation T-Mobile US, Inc. United Parcel Service, Inc. Verizon Communications Inc. Walgreens Boots Alliance, Inc. Walt Disney Company

2026 Proxy Statement	63

Executive Compensation

While we believe that this peer group provides a useful comparison to a broad range of companies with complex, international operations, Walmart is still significantly larger than the peer group median by a variety of measures, as shown in the following chart:

Walmart Positioning Relative to Compensation Peer Group (as of Fiscal Year End 2025)

The CMDC uses benchmarking data as a general guide to appropriately set competitive compensation consistent with our emphasis on performance-based compensation.

What Factors does the CMDC Consider when Setting Executive Pay?

Individual Performance	CEO Pay and Performance Alignment	Tally Sheets

The CMDC considers the individual performance of each NEO, including each NEO’s contributions to our key strategic priorities and operational goals, as described under “Fiscal 2026 NEO Pay and Performance Summaries” beginning on page 73.

The CMDC reviews an assessment by its independent compensation consultant regarding the alignment of our CEO’s pay with our company’s performance. This assessment concluded that Walmart’s pay program and CEO pay were appropriately aligned with performance during fiscal 2026.

The CMDC also reviews “tally sheets” prepared by our company’s Global People Division. These tally sheets summarize the total value of the compensation realizable by each NEO for the upcoming fiscal year and quantify the value of each element of that compensation, including perquisites and other benefits. The tally sheets also quantify the amounts that would be owed to each NEO upon separation from our company.

The CMDC also considers other factors in setting TDC for our NEOs, including:

•
the overall performance of our company and its operating segments and/or areas of responsibility
•
each NEO’s job responsibilities, expertise, historical compensation, and years and level of experience
•
our overall succession planning and the importance of retaining each NEO and each NEO’s potential to assume greater responsibilities in the future
•
competitive market pay for each NEO position

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Executive Compensation

How does Shareholder Feedback Impact Executive Compensation?

Our Board actively seeks and values feedback from shareholders. In addition to our day-to-day interactions with investors, we conduct an annual outreach program focused on strategy, governance, executive compensation, and other topics of interest to our shareholders. Where appropriate, our Lead Independent Director participates in these engagements.

Say-on-Pay Results

Feedback

While our shareholders have expressed a wide range of perspectives on our executive compensation program in our engagements, most have expressed overall support, as evidenced by our say-on-pay results above. Feedback on specific aspects of our executive compensation program has included:

Shareholder Concerns	Walmart’s Response

Our performance equity program uses a one-year performance period

Some shareholders expressed a preference for using multi-year goals in the long-term performance equity incentive plan. As described below on page 67, our single-year goals are set within the context of our multi-year financial framework, subject to oversight by the Board and CMDC. Walmart maintains single-year incentive goals combined with a three-year vesting period in its performance equity program because we believe this structure encourages the right behaviors and decision-making, is easy for participants to understand, and avoids the confusion that can result from the use of overlapping and potentially inconsistent performance goals. Further, because awards are paid out in Shares, the three-year vesting cycle aligns the interests of management with those of our shareholders.

Sales is used as a performance metric in both our annual and long-term incentive plans

Some shareholders expressed concern that including sales metrics in both our annual and long-term incentive plans could result in executives being rewarded twice for meeting sales targets. After careful consideration, the CMDC determined that including both sales-based and return-based incentive metrics appropriately incentivizes disciplined growth. Sales growth is a critical part of both our annual and long-range planning, and continued sales growth is critical to enabling our investments in our people and technology. Further, when sales was first added to our annual cash incentive program over a decade ago, it was not accompanied by an increase in overall incentive opportunity, but rather reflected a shift in incentive metric mix from 100% operating income to place more emphasis on growth in both the short and long term. We believe this approach is validated by our strong growth track record.

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4

Fiscal 2026 Performance Metrics

Executive Compensation

What Performance Metrics are Used in Our Incentive Programs, and why did the CMDC Select these Metrics?

Our NEOs’ performance-based pay for fiscal 2026 continued to be based on achieving objective, pre-established financial goals for the following metrics*:

Annual Cash Incentive

50%
Constant Currency Sales (excluding certain items) (total company and/or segment*)

50%
Constant Currency Operating Income (excluding certain items) (total company and/or segment*)

Long-Term Performance Equity

50%
Constant Currency Sales (excluding certain items) (total company and/or segment*)

50%
Constant Currency Adjusted ROI (total company*)

* For purposes of our incentive programs, total company sales, operating income, and ROI are calculated on a constant currency basis and exclude certain items, such as revenue from fuel sales and Sam’s Club U.S. tobacco sales. See page 71 for more information.

The CMDC concluded that the metrics described above are aligned with our larger enterprise strategy and effective in driving results tied to shareholder value. In reaching this conclusion, the CMDC considered the following factors:

•
These performance metrics are aligned with our enterprise strategy and can be impacted by our executives. Unlike metrics tied to stock price or shareholder return, the decisions and actions of our senior leaders can have a direct impact on our sales, operating income, and ROI. Furthermore, unlike earnings per share and other share-based metrics, sales, operating income, and ROI are not materially impacted by share repurchases. While our incentive programs are tied to total company performance, each of our segment CEOs also has a significant portion of his or her annual cash incentive and long-term performance equity tied to the sales and operating income performance of his or her segment.
•
These metrics are important for evaluating retail performance. Growth metrics such as sales and return metrics such as operating income and ROI historically have been, and continue to be, important indicators of retail performance, and we believe that our performance in these areas is important to our shareholders.
•
The CMDC believes that success with respect to these metrics has and will continue to support shareholder value and facilitate our strategic transformation over the long term. We believe that strong performance with respect to these key omnichannel retail metrics should translate into shareholder value creation over time, and that our ROI performance (as shown on the next page) is evidence that our incentive structure is aligned with performance.
•
The CMDC does not believe that relative total shareholder return or other peer-relative performance metrics are the best way to incentivize our executives. There are several key differences in our business compared to other publicly traded retailers in the U.S., including our size, our significant international operations, our product mix, our variety of formats, our growing eCommerce and omnichannel offerings, and our new and emerging businesses such as advertising, marketplace, and fulfillment. While the CMDC closely monitors Walmart’s performance relative to that of our peers when making compensation decisions, the CMDC believes that the best approach for Walmart is to tie our executive compensation to performance metrics that are aligned with our strategy and operating plans and that provide clear line of sight to our leaders. Additionally, because a significant portion of TDC is in the form of equity awards that vest over a three-year period and our executives are subject to robust stock ownership guidelines, our NEOs' understand that their compensation is significantly impacted by our stock price performance. Therefore, the CMDC believes that our executives’ interests are appropriately aligned with the interests of our shareholders.
•
The combination of these performance metrics mitigates risk and incentivizes sustainable growth. Using a combination of growth and return metrics mitigates the risk that our executives could be motivated to pursue results with respect to one metric to the detriment of our company as a whole, and promotes discipline in the context of our significant ongoing investments in our people and technology. For example, if management were to prioritize increasing sales by pursuing strategies that would negatively impact profitability, resulting increases in incentive pay based on sales should be offset by decreases in incentive pay based on operating income and ROI. The CMDC regularly reviews our overall mix of incentive metrics to ensure that incentives for growth and returns are appropriately balanced.

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Executive Compensation

Why does the CMDC Set Goals Each Year Under Our Long-Term Equity Incentive Program?

For the past several years, Walmart has been making significant investments in its people, technology and supply chain to elevate the customer experience, increase market share, and improve returns. For example, we are reengineering our supply chain to fulfill customer needs with a more intelligent and connected omnichannel network enabled by the greater use of data, advanced software, AI and automation. We expect these investments to drive growth and transform our financial profile, centering on three building blocks: sales growth through our omnichannel business model; diversifying earnings through improved category and business mix; and scaling high-return investments that drive operating leverage and improve incremental operating margins. Driving long-term growth in omnichannel sales is expected to support further growth in higher-margin businesses like advertising, membership, marketplace, and fulfillment services. This growth, in turn, should lead to improving returns with operating income growing at a faster rate than sales.

In the context of this investment cycle, we annually update our five-year long-term plan to reflect the external environment in which we are currently operating, which in prior years has included a global pandemic, global supply chain issues, a period of anomalous inflation, and an uncertain tariff environment. Our annual equity incentive goals are set within the context of this disciplined long-range financial planning process. We also track our incentive targets and actual performance to ensure that we are generating returns on our ongoing investments. We believe that this process has been effective in driving returns, as shown by the table below:

Walmart Incentive Targets and Constant Currency ROI (Excluding Certain Items) Performance*

* Constant currency ROI, excluding certain items. In order to make results comparable from year-to-year, we exclude certain items from our reported results of operations for incentive plan purposes. See page 71 for more information.

As the largest global retailer, Walmart’s operating results are significantly impacted by macroeconomic factors that may change drastically and that are outside of management’s control. While we undertake a robust long-term planning process as described above, changing economic factors, the rapidly evolving retail industry, and our ongoing omnichannel transformation make it difficult to forecast accurately over a three-year period. We believe this approach has served us well during periods of significant economic uncertainty.

We believe that performance goals cease to be an effective tool in motivating performance if the goals either become unrealistic or too easy to achieve due to macroeconomic factors beyond the control of our executives or due to changes in our strategy and related investments.

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Executive Compensation

Our annual goals are aligned with our long-range plan. Our annual incentive goals are aligned with our enterprise strategy and long-range plan, which is refreshed annually. Expectations regarding financial performance necessarily change from year-to-year based on macroeconomic conditions, strategic investment opportunities, and other factors. The CMDC believes that combining annual performance goals with a three-year vesting period effectively balances long-term focus with clear, understandable, and aligned performance goals. We believe this approach has contributed to our long-term performance and to continued strong shareholder returns.

We believe annual goals are easily understandable and therefore more effective in incentivizing performance. For example, if we were to set three-year sales goals, this could result in a situation in which our leaders have three differing sales goals at any one time—one for each outstanding tranche of performance equity. We believe this approach could potentially be confusing and could undermine the effectiveness of our performance equity program as a tool for incentivizing performance.

Does Non-Financial Performance Impact NEO Pay?

Yes, while non-financial metrics are not directly included in our incentive plans, non-financial performance can impact NEO pay in two important ways. First, our individual NEO annual performance evaluations include various non-financial metrics such as goals related to strategy, human capital management, and risk management. As described on page 64, the CMDC considers performance evaluations, along with other factors, when making pay decisions. Second, under our annual incentive program, any associate who engages in behavior inconsistent with our Code of Conduct may have their annual cash incentive payment reduced or eliminated, depending on the severity of the conduct in question.

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5

Fiscal 2026 Performance Goals and Performance

Executive Compensation

What were our NEOs’ Fiscal 2026 Financial Goals under our Annual and Long-Term Incentive Plans, and how did we Perform in Comparison to those Goals?

Fiscal 2026 Annual Cash Incentive Goals and Results

Constant Currency Operating Income (Excluding Certain Items*)

(in millions)

* To make results comparable from year-to-year, we exclude the impact of currency exchange rate fluctuations and the effects of certain other items from our reported results of operations for incentive plan purposes. See page 71 for more information.

Constant Currency Sales (Excluding Certain Items*)

(in millions)

* To make results comparable from year-to-year, we exclude fuel sales, the impact of currency exchange rate fluctuations, Sam’s Club U.S. tobacco sales, and the effects of certain other items from our reported results of operations for incentive plan purposes. See page 71 for more information.

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Executive Compensation

Fiscal 2026 Long-Term Performance Equity Goals and Results

Constant Currency Sales (Excluding Certain Items*)

(in millions)

* To make results comparable from year-to-year, we exclude fuel sales, the impact of currency exchange rate fluctuations, Sam’s Club U.S. tobacco sales, and the effects of certain other items from our reported results of operations for incentive plan purposes. See page 71 for more information.

Constant Currency ROI (Excluding Certain Items)*

* To make results comparable from year-to-year, we exclude certain items from our reported results of operations for incentive plan purposes. See page 71 for more information.

How were these Results used to Determine Fiscal 2026 Award Payouts?

Fiscal 2026 performance compared to each of the annual cash incentive goals shown above was then weighted according to each NEO’s performance measure weightings to determine payout percentages, as shown below:

Fiscal 2026 Annual Cash Incentive Payouts

	Total Company		Walmart U.S.
NEO Weightings	McMillon, Rainey, Kumar, Danker		Furner
Component	Weighting	Payout	Weighting	Payout
Total Company – OI	50%	114%	25%	114%
Total Company – Sales	50%	111%
Segment – OI			25%	125%
Segment – Sales			50%	115%
Payout (% of target)	112%		117%

See “Fiscal 2026 NEO Pay and Performance Summaries” for more details about each NEO’s fiscal 2026 annual cash incentive payout.

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Executive Compensation

Fiscal 2026 Performance Equity Payouts

Our NEOs annually receive performance-based RSUs with a one-year performance period followed by a two-year vesting period (see illustrations below).

	Fiscal 2023 Grant
Company/Segment	FY24 Performance	Time-Based Vesting through FY25 and FY26		Fiscal 2026 Payout
Total Company	150%	Vested on Jan. 31, 2026		150%
Walmart U.S.	150%			150%

		Fiscal 2024 Grant
Company/Segment		FY25 Performance	Time-Based Vesting through FY26 and FY27
Total Company		138%	Scheduled to vest on Jan. 31, 2027 based on continued employment
Walmart U.S.		137%

			Fiscal 2025 Grant
Company/Segment			FY26 Performance	Time-Based Vesting through FY27 and FY28
Total Company			107%	Scheduled to vest on Jan. 31, 2028 based on continued employment
Walmart U.S.			110%

Why do the Results Used in Our Incentive Plans Differ from Our Reported Results of Operations for Fiscal 2026?

The CMDC’s objective in administering our incentive plans is to ensure that incentive awards are calculated on a comparable basis from year-to-year, and to ensure that plan participants are incentivized and rewarded appropriately for performance within their control. The CMDC undertakes a rigorous oversight and certification process to determine the items to exclude from our reported results of operations for purposes of our incentive plans. This process is not outcome-driven and includes both positive and negative adjustments to reported results of operations. For fiscal 2026, these adjustments, taken as a whole, had the impact of reducing our total company sales and increasing our operating income for incentive plan purposes.

The following types of items are excluded from our incentive goals and/or our incentive calculations:

•
Items excluded by the terms of the incentive plans. Like many other companies, our shareholder-approved incentive plans specify that incentive payouts be calculated after excluding the impact of recent acquisitions, divestitures, restructurings, and other unplanned items that similarly impact our operating results. For fiscal 2026, the largest items in this category were adjustments to exclude the impacts of legal settlements and unplanned restructuring expenses.
•
Items excluded at the time incentive goals are established. When the CMDC sets incentive goals, it typically excludes the impact of certain items from the performance goals. For example, because we generally do not hedge for currency exchange rate fluctuations, the CMDC sets incentive goals on a constant currency basis excluding the impact of currency exchange rate fluctuations. Similarly, sales goals exclude the impact of fuel sales because fuel prices are volatile and subject to significant fluctuation, which is out of our management’s control. Total company sales goals also exclude Sam’s Club U.S. tobacco sales. For fiscal 2026, fuel represented the substantial majority of all sales adjustments in this category, and currency was the only operating income adjustment in this category.
•
Items excluded so that operating results are calculated on a comparative basis from year-to-year. Consistent with the terms of our incentive plans, the CMDC may exclude certain other items so that results can be calculated on a comparative basis from year-to-year. For fiscal 2026, the largest adjustment in this category was to exclude the impact of a modification of certain share-based compensation plans at PhonePe, our majority-owned digital payments platform in India.

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Executive Compensation

Impact of Excluded Items on Fiscal 2026 Performance for Incentive Plan Purposes

	Operating Income*		Sales*
Metric	Total Company ($)	Walmart U.S. ($)	Total Company ($)	Walmart U.S. ($)
As Reported	29,825	25,158	706,413	482,975
Plan and pre-determined items	557	86	(12,129)	(4,622)
Comparative items	938	143	—	—
Performance for Incentive Plan Purposes	31,320	25,387	694,284	478,353

* $ in millions

Fiscal 2026 ROI Adjustments for Long-Term Performance Equity Purposes. When calculating ROI for long-term performance equity purposes, we used the adjusted operating income shown in the table above in the row titled “Performance for Incentive Plan Purposes." We then adjusted ROI to exclude the impact of mark-to market adjustments to the value of certain equity and other investments, as well as the impact of the sale of certain minority interests. As a result of applying these adjustments, our ROI was 15.7% for purposes of our long-term performance share plan, compared to a reported ROI of 15.1%.

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6

Fiscal 2026 NEO Pay and Performance Summaries

Executive Compensation

Doug McMillon President and CEO

$25.1M Fiscal 2026 Target TDC

82.0%
at risk

- **14.3%** Annual Cash Incentive
- **6.0%** Base Salary
- **12.0%** Restricted Stock
- **67.7%** Performance Equity

Fiscal 2026 Highlights

• Continued to make strategic investments in our people and technology, and are realizing benefits from supply chain automation investments through improved productivity and lower cost to serve.

• Continued to deliver strong and sustainable growth, with constant currency sales increasing 5.1% and adjusted operating income growing faster than sales on a constant currency basis.

• Grew global eCommerce sales by 24%, exceeding $150 billion, and continued to diversify our profit sources, with our global advertising business increasing 46% and membership fees exceeding $4.3 billion.

• Retired as President and CEO effective January 31, 2026.

Fiscal 2026 Incentive Payouts

Annual Cash Incentive: Mr. McMillon’s annual cash incentive is based on the total company operating income and sales performance, as calculated for incentive plan purposes and as described above on page 69.

Performance Metric	Weighting	Performance (% of Target)	Payout (% of Target)	Fiscal 2026 Incentive Payout

Total Company OI		114%	112%	$4,032,000

Total Company Sales		111%

Long-Term Incentive: Mr. McMillon’s long-term performance equity is based on the total company sales and ROI performance, as described above on page 70. The table below shows the fiscal 2026 performance (as a % of target) and the resulting number of Shares Mr. McMillon is scheduled to earn from his performance share grant vesting upon his retirement from the company on January 31, 2027.

Performance Metric	Weighting	Fiscal 2026 Performance (% of Target)	Number of Shares Earned

Total Company Sales		107%	209,611

Total Company ROI

Key Compensation Decisions for Fiscal 2026

The CMDC relied on the factors described on page 64 in establishing the target TDC of Mr. McMillon. After considering those factors, the CMDC made no changes to Mr. McMillon’s target TDC for fiscal 2026. When compared to similar positions within our peer group companies, Mr. McMillon’s fiscal 2026 target TDC was between the 50th and 75th percentiles, which the CMDC believed was reasonable in light of Mr. McMillon's long tenure, strong performance, and the size of Walmart’s business relative to its peer group.

As previously disclosed in a Current Report on Form 8-K, on November 13, 2025, Walmart and Mr. McMillon entered into a retirement agreement under which Mr. McMillon will continue to be employed by the company through January 31, 2027. Under the terms of the retirement agreement, the vesting of restricted stock and long-term performance equity originally granted to Mr. McMillon in January 2025 will be accelerated to vest on January 31, 2027.

2026 Proxy Statement	73

Executive Compensation

John Furner EVP, President and CEO, Walmart U.S.

$15.2M Fiscal 2026 Target TDC

72.4%
at risk

- **15.6%** Annual Cash Incentive
- **8.7%** Base Salary
- **18.9%** Restricted Stock
- **56.8%** Performance Equity

Fiscal 2026 Highlights

• Continued to drive sustainable omnichannel growth, with Walmart U.S. comparable sales (excluding fuel) increasing 4.3% excluding fuel, and operating income growing faster than sales.

• Effectively managed inventory, with Walmart U.S. sales growing faster than inventory and healthy in-stock levels.

• Continued to improve eCommerce economics and sustain growth in store-fulfilled pickup and delivery, advertising, and marketplace.

• Promoted to President and CEO effective February 1, 2026.

Fiscal 2026 Incentive Payouts

Annual Cash Incentive: Mr. Furner’s annual cash incentive is based on a combination of total company and segment performance, as described above on page 69.

Performance Metric	Weighting	Performance (% of Target)	Payout (% of Target)	Fiscal 2026 Incentive Payout

Total Company OI		114%	117%	$2,769,390

Walmart U.S. OI		125%

Walmart U.S. Sales		115%

Long-Term Incentive: Mr. Furner’s long-term performance equity for fiscal 2026 was based on Walmart U.S. sales and total company ROI performance, described above on page 70. The table below shows the fiscal 2026 performance (as a % of target) and the resulting number of Shares Mr. Furner is scheduled to earn from his performance share grant with a vesting period ending January 31, 2028.

Performance Metric	Weighting	Fiscal 2026 Performance (% of Target)	Number of Shares Earned

Walmart U.S. Sales		110%	109,328

Total Company ROI

Key Compensation Decisions for Fiscal 2026

After considering the factors described on page 64, and in light of Mr. Furner's strong performance, the CMDC increased the target value of Mr. Furner's annual equity award by $500,000 but made no other changes to his compensation, resulting in a 3.4% increase in Mr. Furner’s TDC. When compared to comparable positions within our peer group companies, Mr. Furner's fiscal 2026 target TDC was between the 50th and 75th percentiles.

In addition to the TDC components discussed above, in connection with his promotion to President and CEO, Mr. Furner received a promotional grant of performance-based restricted stock units valued at approximately $10 million. One third of these units vest at the end of fiscal 2027 based on fiscal 2027 performance, and the remainder will vest at the end of fiscal 2028 and will be based on fiscal 2028 performance. In granting this award, the CMDC intended to recognize Mr. Furner’s new role, acknowledge his leadership and service, ensure consistency with awards provided to others who have been appointed to significant roles at Walmart, and further strengthen his ownership stake in the company.

74	2026 Proxy Statement

Executive Compensation

John David Rainey EVP and CFO

$12.6M Fiscal 2026 Target TDC

72.6%
at risk

14.7% Annual Cash Incentive

8.1% Base Salary

19.3% Restricted Stock

57.9% Performance Equity

Fiscal 2026 Highlights

• Generated strong financial performance, including return on assets of 8.2% and return on investment of 15.1%.

• Continued to generate robust operating cash flow of $41.6 billion, an increase of $5.1 billion over fiscal 2025.

• Returned $15.6 billion to shareholders in the form of dividends and share repurchases, and announced an increase in our fiscal 2027 dividend to $0.99 per share.

Fiscal 2026 Incentive Payouts

Annual Cash Incentive: As our CFO, Mr. Rainey’s annual cash incentive is based on the total company operating income and sales performance, as described above on page 69.

Performance Metric	Weighting	Performance (% of Target)	Payout (% of Target)	Fiscal 2026 Incentive Payout

Total Company OI		114%	112%	$2,076,480

Total Company Sales		111%

Long-Term Incentive: Mr. Rainey’s long-term performance equity is based on the total company sales and ROI performance, as described above on page 70. The table below shows the fiscal 2026 performance (as a % of target) and the resulting number of Shares Mr. Rainey is scheduled to earn from his performance share grant with a vesting period ending January 31, 2028.

Performance Metric	Weighting	Fiscal 2026 Performance (% of Target)	Number of Shares Earned

Total Company Sales		107%	90,164

Total Company ROI

Key Compensation Decisions for Fiscal 2026

After considering the factors described on page 64, and in light of Mr. Rainey's strong performance, the CMDC increased the target value of Mr. Rainey's annual equity award by $500,000 but made no other changes to his compensation, resulting in a 4.1% increase in Mr. Rainey’s TDC. When compared to similar positions within our peer group companies, Mr. Rainey's fiscal 2026 target TDC was between the 50th and 75th percentiles.

2026 Proxy Statement	75

Executive Compensation

Suresh Kumar EVP, Global Chief Technology Officer and Chief Development Officer

$15.2M

Fiscal 2026
Target TDC

72.7%
at risk

13.4%
Annual Cash Incentive

7.5%
Base Salary

19.8%
Restricted Stock

59.3%
Performance Equity

Fiscal 2026 Highlights

• Continued to invest in platforms and technology to drive our retail business and serve our customers, members and associates. Grew fast delivery of merchandise in under three hours by more than 60% in the U.S.

• Deployed technology to enable our growth businesses (advertising, marketplace and fulfillment) and to support our ongoing omnichannel transformation.

• Developed and deployed new AI tools for our customers and associates.

Fiscal 2026 Incentive Payouts

Annual Cash Incentive: Mr. Kumar’s annual cash incentive is based on the total company operating income and sales performance, as described above on page 69.

Performance Metric	Weighting	Performance (% of Target)	Payout (% of Target)	Fiscal 2026 Incentive Payout

Total Company OI		114%	112%	$2,288,160

Total Company Sales		111%

Long-Term Incentive: Mr. Kumar’s long-term performance equity is based on the total company sales and ROI performance, as described above on page 70. The table below shows the fiscal 2026 performance (as a % of target) and the resulting number of Shares Mr. Kumar is scheduled to earn from his performance share grant with a vesting period ending January 31, 2028.

Performance Metric	Weighting	Fiscal 2026 Performance (% of Target)	Number of Shares Earned

Total Company Sales		107%	110,971

Total Company ROI

Key Compensation Decisions for Fiscal 2026

After considering the factors described on page 64, and in light of Mr. Kumar's strong performance, the CMDC increased the target value of Mr. Kumar's annual equity award by $1,000,000 but made no other changes to his compensation, resulting in a 7.1% increase in Mr. Kumar’s TDC. When compared to similar positions within our peer group companies, Mr. Kumar's fiscal 2026 target TDC was slightly above the 75th percentile.

76	2026 Proxy Statement

Executive Compensation

Daniel Danker EVP, AI Acceleration, Product and Design

$10.7M Fiscal 2026 Target TDC

72.3%
at risk

- **16.0%** Annual Cash Incentive
- **8.9%** Base Salary
- **18.8%** Restricted Stock
- **56.3%** Performance Equity

Fiscal 2026 Highlights

• Joined Walmart in August 2025 to lead AI acceleration, product management, design and technology prioritization across the enterprise.

• Deployed AI-enabled technology to create customer solutions, reduce friction, simplify decision-making, and manage inventory.

• Announced partnerships with OpenAI and Alphabet to help shape the future of agentic commerce.

Fiscal 2026 Incentive Payouts

Annual Cash Incentive: Mr. Danker’s annual cash incentive is based on the total company operating income and sales performance, as described above on page 69. Mr. Danker’s fiscal 2026 cash incentive payment was prorated based on his start date.

Performance Metric	Weighting	Performance (% of Target)	Payout (% of Target)	Fiscal 2026 Incentive Payout

Total Company OI		114%	112%	$876,270

Total Company Sales		111%

Long-Term Incentive: Mr. Danker’s long-term performance equity for fiscal 2026 was based on total company sales and ROI performance. The table below shows the fiscal 2026 performance (as a % of target) and the resulting number of Shares Mr. Danker is scheduled to earn from his performance share grant with a vesting period ending January 31, 2028.

Performance Metric	Weighting	Fiscal 2026 Performance (% of Target)	Number of Shares Earned

Total Company Sales		107%	66,192

Total Company ROI

Additional One-Time Compensation During Fiscal 2026

Fiscal 2026 was Mr. Danker’s first partial year in this role as he joined the company in August 2025. In addition to the TDC components described above, Mr. Danker received an inducement award of restricted stock valued at $20 million, which was intended to replace equity he forfeited by leaving his former employer. This inducement award is scheduled to vest over a two-year period, contingent on continued employment. Mr. Danker also received a cash sign-on bonus of $5 million, subject to repayment if he voluntarily separates from Walmart or is terminated for a violation of Walmart policy within one year of his start date. The CMDC believes these awards were appropriate based on Mr. Danker's role, experience, and peer comparisons, and were necessary to recruit an executive of Mr. Danker's caliber.

2026 Proxy Statement	77

7

Other Compensation Programs and Policies

Executive Compensation

What Other Benefits do Our NEOs Receive?

Our NEOs receive a limited number of other benefits. We cover the cost of annual physical examinations for our NEOs, and our NEOs also receive company-paid life and accidental death and dismemberment insurance. Additionally, our NEOs are entitled to benefits available to our officers generally, such as participation in the Deferred Compensation Matching Plan, and benefits available to associates generally, including a Walmart discount card, a limited 15% match on purchases of Shares through our Associate Stock Purchase Plan, participation in our 401(k) Plan, medical benefits, and foreign business travel insurance. We provide these perquisites and supplemental benefits to attract talented executives to our company and to retain our current executives, and we believe their limited cost is outweighed by the benefits to our company.

We also provide each of our NEOs the personal use of company aircraft for a limited number of hours each year. We do not provide tax gross-ups related to the personal use of our aircraft. In late fiscal 2025, Walmart engaged a third party security firm to perform a comprehensive security assessment with respect to our then-CEO, Mr. McMillon. Following this assessment and based on the security firm's recommendation, the Board adopted a policy of requiring that Mr. McMillon use company aircraft for all business and personal travel and authorized that Mr. McMillon also be provided certain security services outside of working hours. Based on an updated security assessment, the Board adopted a similar policy for Mr. Furner upon his promotion to President and CEO in February 2026.

We believe that the costs of these security services and any additional air travel are appropriate and necessary in light of the heightened risk environment and the public profile of our CEO. Although we do not consider our CEO's required use of company aircraft or his additional security services to be a perquisite or other personal benefit, we have, in accordance with SEC rules, included the related costs in the “All Other Compensation” column of the Summary Compensation table on page 82.

What are Our Practices for Granting Equity Awards?

Timing of Equity Awards. The CMDC meets each January to approve and grant annual equity awards to our Executive Officers, including our NEOs, for the upcoming fiscal year. Because of the timing of these meetings, these equity grants are reported in the executive compensation tables appearing in this proxy statement as granted during the most recently completed fiscal year. The CMDC meets again in February or March to establish the performance goals applicable to the performance equity and any other performance-based equity granted at the January meeting.

Any special equity grants to Executive Officers during the year are approved by the CMDC at a meeting or by unanimous written consent. We do not grant equity awards in anticipation of the release of material non-public information, and the release of material non-public information is not time based on equity grant dates.

Option Exercise Prices. We have not granted stock options to our Executive Officers since 2007, and stock options are not currently a part of our executive compensation program. If we grant stock options in the future, the exercise price will be equal to the fair market value of our common stock on the date of grant.

Do we have Employment Agreements with Our NEOs?

We do not have employment agreements with any of our NEOs. Our NEOs are employed on an at-will basis.

While we limit the use of non-compete agreements to senior executives in key strategic roles, we have entered into a non-compete agreement with our NEOs where legally permitted. As described in more detail under “Potential Payments Upon Termination or Change in Control” beginning on page 90 , these agreements provide that, if we terminate the NEO’s employment for any reason other than his or her violation of company policy, we will generally make limited severance payments to the NEO.

Under these agreements, covered NEOs have agreed that for a limited period of time following his or her termination of employment, he or she will not participate in a business that competes with us and will not solicit our senior associates for employment. We do not have any contracts or other arrangements with our NEOs that provide for payments or other benefits upon a change in control of our company.

On November 13, 2025, Walmart and Mr. McMillon entered into a retirement agreement, as described in more detail in “Potential Payments Upon Termination and Change in Control” on page 90.

78	2026 Proxy Statement

Executive Compensation

Does Our Compensation Program Contain any Provisions Addressing the Recovery or Non-Payment of Compensation in the Event of Misconduct?

Yes. Our MIP and our Stock Incentive Plan both provide that we will recoup awards to the extent required by Walmart policies. Furthermore, our MIP provides that, in order to be eligible to receive an incentive payment, the participant must have complied with our policies, including our Code of Conduct, at all times. It further provides that if the CMDC determines, within 12 months following the payment of an incentive award, that prior to the payment of the award, a participant has violated any of our policies or otherwise committed acts detrimental to the best interests of our company, the participant must repay the incentive award upon demand. Similarly, our Stock Incentive Plan provides that if the CMDC determines that an associate has committed any act detrimental to the best interests of our company, he or she will forfeit all unexercised options and unvested equity awards.

In addition, our incentive plans provide that all awards, whether or not previously paid or deferred, will be subject to the company’s policies and applicable law regarding clawbacks in effect from time to time. The CMDC has adopted a recoupment policy intended to comply with Section 10D of the Exchange Act and stock exchange listing standards, which provides for the mandatory recovery of both cash- and equity-based compensation paid on the basis of the achievement of financial performance measures in the event of an accounting restatement that impacts such performance measures. This policy is filed as an exhibit to our Annual Report on Form 10-K.

Are Our NEOs Subject to any Minimum Requirements Regarding Ownership of Our Stock?

Yes. Our senior officers have been subject to stock ownership guidelines since 2003. Our CEO and senior officers are subject to the following requirements:

Position	Multiple
CEO	7X Annual Base Salary
Other NEOs and certain other senior officers	5X Annual Base Salary

Unvested restricted stock and performance equity do not count towards these ownership requirements. The CEO and other senior officers must satisfy these stock ownership requirements no later than the fifth anniversary of his or her appointment to a position covered by these guidelines. If any covered officer is not in compliance with these requirements, he or she may not sell or otherwise dispose of more than 50 percent of any Shares that vest pursuant to any equity award until such time as he or she is in compliance with the guidelines and such sale would not cause the covered officer to cease to be in compliance. Further, as noted below, any pledged Shares are not counted towards these ownership requirements. Each of our NEOs is in compliance with his or her stock ownership guidelines, with our new CEO owning in excess of 25 times his annual base salary.

Are there any Restrictions on an NEO’s Ability to Engage in Transactions Involving Walmart Stock?

Yes. Walmart has an insider trading policy that governs the purchase, sale, and other dispositions of Walmart securities by its directors, officers, Associates, and Walmart itself. The policy states, among other things, that our directors, officers, and associates are prohibited from trading in such securities while in possession of material, nonpublic information. The company is also prohibited from trading in Walmart securities while in possession of material, nonpublic information related to the company unless such trading activity complies with all applicable securities laws. Walmart believes the insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and any applicable stock exchange listing standards. The insider trading policy is filed as an exhibit to our Annual Report on Form 10-K.

Our insider trading policy contains the following restrictions:

•
Our directors and Executive Officers may trade in our stock only during open window periods, and then only after they have pre-cleared such transactions with our Office of the Corporate Secretary.
•
Our directors and Executive Officers must obtain approval from our Office of the Corporate Secretary prior to entering into a trading plan pursuant to SEC Rule 10b5-1.

2026 Proxy Statement	79

Executive Compensation

•
Our directors, Executive Officers, and associates may not, at any time, engage in hedging transactions (such as swaps, puts and calls, collars, and similar financial instruments) that would eliminate or limit the risks and rewards of Walmart stock ownership.
•
Our directors and Executive Officers may not at any time engage in any short selling, buy or sell options, puts or calls, whether exchange-traded or otherwise, or engage in any other transaction in derivative securities that reflects speculation about the price of our stock or that may place their financial interests against the financial interests of our company.
•
Our directors and Executive Officers are prohibited from using Walmart stock as collateral for any margin loan.
•
Before using Walmart stock as collateral for any other borrowing, our directors and Executive Officers must satisfy the following requirements:
o
The pledging arrangement must be pre-approved by Walmart’s Corporate Secretary; and
o
Any Walmart Shares pledged will not be counted when determining whether the director or Executive Officer is in compliance with our stock ownership guidelines.

Currently, none of our directors or Executive Officers have any pledging arrangements in place involving Walmart stock.

Compensation Committee Report

The CMDC has reviewed and discussed with our company’s management the CD&A included in this proxy statement and, based on that review and discussion, the CMDC recommended to the Board that the CD&A be included in this proxy statement.

The CMDC submits this report:

Carla Harris, Chair

Marissa Mayer

Shishir Mehrotra

Brian Niccol

Randall Stephenson

80	2026 Proxy Statement

Executive Compensation

Risk Considerations in Our Compensation Program

The CMDC, pursuant to its charter, is responsible for reviewing and overseeing the compensation and benefits structure applicable to our associates generally, including any risks that may arise from our compensation program. We do not believe that our compensation policies and practices for our associates give rise to risks that are reasonably likely to have a material adverse effect on our company. In reaching this conclusion, we considered the following factors:

•
Our compensation program is designed to provide a mix of both fixed and variable incentive compensation.
•
Our performance-based compensation is balanced between an annual incentive and a long-term incentive program. We believe this design mitigates any incentive for short-term risk-taking that could be detrimental to our company’s long-term best interests.
•
Our incentive compensation programs reward performance based on a mix of operating income-based metrics, sales-based metrics, and return on investment. We believe that this mix of performance metrics mitigates any incentive to seek to maximize performance under one metric to the detriment of performance under other metrics. For example, our long-term performance share plan is based equally on sales and ROI performance. We believe that this structure mitigates any incentive to pursue strategies that would increase our sales to the detriment of ROI performance. The CMDC regularly reviews the mix and weightings of the performance metrics used in our incentive compensation programs and has concluded that they are aligned with our strategy and provide appropriate incentives to encourage sustainable shareholder value creation.
•
Maximum payouts under both our annual cash incentive plan and our performance equity program are capped at 125% and 200% of target payouts, respectively. We believe that these limits mitigate excessive risk-taking, since the maximum amount that can be earned in a single cycle is limited.
•
A significant percentage of our management’s incentive compensation is based on the performance of our total company. This is designed to mitigate any incentive to pursue strategies that might maximize the performance of a single operating segment or area of responsibility to the detriment of our company as a whole.
•
Our senior executives are subject to robust stock ownership guidelines, which we believe motivate our executives to consider the long-term interests of our company and our shareholders and discourage excessive risk-taking that could negatively impact our stock price.
•
Our performance-based incentive compensation programs are designed with payout curves that are relatively smooth and do not contain steep payout “cliffs” that might encourage short-term business decisions in order to meet a payout threshold.
•
Our Executive Officers’ cash incentive payments are subject to reduction or elimination for behavior inconsistent with our Code of Conduct.

Finally, our cash incentive plan and our Stock Incentive Plan both contain robust clawback provisions under which awards may be recouped or forfeited if an associate has not complied with our policies, including our Code of Conduct, or has committed acts detrimental to the best interests of our company. Furthermore, the CMDC has adopted an Executive Compensation Recoupment Policy, as discussed above in Compensation Discussion & Analysis.

Compensation Committee Interlocks and Insider Participation

None of the directors who served on the CMDC at any time during fiscal 2026 were officers or associates of Walmart or were former officers or associates of Walmart. Further, none of the members who served on the CMDC at any time during fiscal 2026 had any relationship with our company requiring disclosure under the section of this proxy statement entitled “Fiscal 2026 Review of Related Person Transactions.” Finally, no Executive Officer serves, or in the past fiscal year has served, as a director of, or as a member of the compensation committee (or other board committee performing equivalent functions) of, any entity that has one or more of its executive officers serving as a director of Walmart or as a member of the CMDC.

2026 Proxy Statement	81

Executive Compensation Tables

Summary Compensation

Name and Principal Position (a)	Fiscal Year ended Jan. 31 (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Non-Equity Incentive Plan Compensation ($) (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (h)	All Other Compensation ($) (i)	Total ($)

Doug McMillon	2026	1,500,000	—	21,051,605	4,032,000	2,215,278	442,047	29,240,930
President and CEO	2025	1,511,539	—	20,375,675	4,356,000	783,745	381,895	27,408,854
	2024	1,505,769	—	19,608,750	4,500,000	1,133,111	221,294	26,968,924

John Furner	2026	1,313,000	—	22,259,543	2,769,390	520,028	481,188	27,343,149
EVP, President and CEO,	2025	1,315,866	—	11,753,111	2,820,836	192,758	190,720	16,273,291
Walmart U.S.	2024	1,254,808	—	10,831,244	2,812,500	259,596	464,463	15,622,611

John David Rainey	2026	1,030,000	—	12,065,930	2,076,480	—	282,778	15,455,188
EVP and CFO	2025	1,033,654	—	9,964,587	2,234,236	—	266,837	13,499,314
	2024	1,003,846	—	9,108,093	1,875,000	—	1,232,413	13,219,352

Suresh Kumar	2026	1,135,000	—	13,162,888	2,288,160	27,785	113,295	16,727,128
EVP, Global Chief Technology	2025	1,138,750	—	12,264,141	2,461,408	10,124	109,182	15,983,605
and Development Officer	2024	1,104,231	—	10,831,244	2,475,000	15,056	81,794	14,507,325

Daniel Danker	2026	435,712	5,000,000	37,701,005	876,270	—	79,501	44,092,488
EVP, AI Acceleration,
Product and Design

Explanation of Information in the Columns of the Table:

Salary (Column (c))

Represents salaries earned during the fiscal years shown. Mr. Furner elected to defer $52,000 of his fiscal 2026 salary under the Deferred Compensation Matching Plan.

Bonus (Column (d))

The amount in this column for Mr. Danker represents a sign-on bonus paid at the time of his initial hire.

Stock Awards (Column (e))

In accordance with SEC rules, the amounts included in this column are the grant date fair value for restricted stock and performance-based restricted stock awards granted in the fiscal years shown, computed in accordance with the stock-based compensation accounting rules that are a part of GAAP (as set forth in Financial Accounting Standards Board’s Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”)), but excluding the effect of any estimated forfeitures of such awards. The values in this column reflect the full grant date fair value of all equity awards granted during the year, although the awards are subject to vesting periods based on continued employment.

Per the terms of Mr. McMillon’s retirement agreement, certain Shares of restricted stock and performance-based restricted stock units granted to Mr. McMillon in fiscal 2025 that were previously scheduled to vest in January 2028 were accelerated to vest on January 31, 2027. This accelerated vesting did not change the number of Shares of restricted stock or performance-based restricted stock units granted to Mr. McMillon in fiscal 2025. However, in accordance with FASB ASC Topic 718, the accelerated shares were treated as new grants as of the modification date, which occurred during fiscal 2026. Mr. McMillon did not receive any new equity awards during fiscal 2026.

In connection with his initial hire, Mr. Danker received a sign-on restricted stock grant with a nominal value of $20 million, vesting in two equal installments on the first and second anniversaries of the grant date. Mr. Danker also received an annual grant of restricted stock and performance-based restricted stock units upon his hire in August 2025, and an annual grant of restricted stock and performance-based restricted stock units in January 2026 on the normal compensation cycle.

82	2026 Proxy Statement

Executive Compensation Tables

The number of performance-based restricted stock units that vest, if any, depends on whether we achieve certain levels of performance with respect to certain performance measures. The grant date fair values of the performance-based restricted stock units included in this column are based on payouts at target, which we have determined, in accordance with the stock-based compensation accounting rules, to be the probable levels of achievement of the performance goals related to those awards. The table below shows the grant date fair value of the performance-based restricted stock units granted to each NEO during fiscal 2026 (or, in the case of Mr. McMillon, modified during fiscal 2026), assuming that: (i) our performance with respect to those performance measures will be at target levels (i.e., probable performance); and (ii) our performance with respect to those performance measures will be at levels that would result in a maximum payout. The grant date fair value of each performance-based restricted stock unit was determined based on the closing price of a Share on the grant date discounted for the expected dividend yield for such Shares during the vesting period:

Name	Grant Date Fair Value (Probable Performance) ($)	Grant Date Fair Value (Maximum Performance) ($)

Doug McMillon	19,869,934	29,804,901
John Furner	19,408,593	38,817,185
John David Rainey	8,991,466	17,982,931
Suresh Kumar	9,808,850	19,617,701
Daniel Danker	12,623,440	22,204,815

Option Awards (Column (f))

We have omitted this column because we did not grant any option awards to NEOs during any of the fiscal years covered by this table, and stock options are not currently part of our executive compensation program.

Non-Equity Incentive Plan Compensation (Column (g))

These amounts represent annual cash incentive payments earned by our NEOs for performance during the fiscal years shown, but paid to our NEOs during the following fiscal year. Mr. Furner elected to defer $2,455,839 of his annual cash incentive payment for fiscal 2026.

Change in Pension Value and Nonqualified Deferred Compensation Earnings (Column (h))

The amounts shown in this column represent above-market interest credited on deferred compensation under our company’s nonqualified deferred compensation plans, as calculated pursuant to Item 402(c)(2)(viii)(B) of SEC Regulation S-K.

All Other Compensation (Column (i))

“All other compensation” for fiscal 2026 includes the following amounts:

Name	401(k) Plan Matching Contributions ($)	Personal Use of Company Aircraft ($)	Company Contributions to Deferred Compensation Plans ($)

Doug McMillon	16,000	321,658	—
John Furner	21,000	231,031	224,063
John David Rainey	21,000	257,612	—
Suresh Kumar	20,008	86,902	—
Daniel Danker	—	39,544	—

The value shown for personal use of Walmart aircraft is the incremental cost to our company of such use, which is calculated based on the variable operating costs to our company per hour of operation, which includes fuel costs, maintenance, and associated travel costs for the crew. Fixed costs that do not change based on usage, such as pilot salaries, depreciation, insurance, and rent, are not included.

“All other compensation” for fiscal 2026 also includes security services outside of working hours provided to Mr. McMillon in the amount of $95,629 and relocation benefits provided to Mr. Danker in the amount of $20,000. The amounts in this column also include tax gross-ups for Mr. Danker in the amount of $18,076 and for our other NEOs in amounts less than $10,000, as well as the cost of term life insurance premiums for each of our NEOs and the cost of physical examinations for certain NEOs. The respective values of these personal benefits are based on the incremental aggregate cost to our company and are not individually quantified because none individually exceeded the threshold set forth in Instruction 4 to Item 402(c)(2)(ix) of Regulation S-K.

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Executive Compensation Tables

Fiscal 2026 Grants of Plan-Based Awards

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock	Grant Date Fair Value of Stock and Option
Name	Grant Date	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)	or Units (#) (i)	Awards ($) (l)

Doug McMillon		—	—	—
	11/13/25				97,949	195,898	293,847		19,869,934
	11/13/25							11,524	1,181,671

John Furner		1,350,000	3,600,000	4,500,000
	1/14/26				82,659	165,316	330,632		19,408,593
	1/14/26							23,750	2,850,950

John David Rainey		730,013	1,946,700	2,433,375
	1/14/26				38,419	76,837	153,674		8,991,466
	1/14/26							25,612	3,074,464

Suresh Kumar		796,770	2,124,720	2,655,900
	1/14/26				41,911	83,822	167,644		9,808,850
	1/14/26							27,941	3,354,038

Daniel Danker		641,250	1,710,000	2,137,500
	8/18/25				30,931	61,862	92,793		6,084,128
	8/18/25							226,828	22,841,580
	1/14/26				27,941	55,882	111,764		6,539,312
	1/14/26							18,627	2,235,985

Explanation of information in the columns of the table:

Estimated Future Payments Under Non-Equity Incentive Plan Awards (Columns (c), (d) and (e))

The amounts in these columns represent the threshold, target, and maximum amounts of potential annual cash incentive payments that may be earned by our NEOs under the Management Incentive Plan for performance during fiscal 2027. Under the terms of his retirement agreement, Mr. McMillon is not eligible for a cash incentive payment for fiscal 2027. The performance measures and weightings applicable to these awards for each of our other NEOs are 50% total company operating income and 50% total company sales.

Estimated Future Payouts Under Equity Incentive Plan Awards (Columns (f), (g), and (h))

The amounts in these columns represent the threshold, target, and maximum number of Shares that may vest with respect to performance-based restricted stock units granted during fiscal 2026. Holders of performance-based restricted stock units do not earn dividends or enjoy other rights of shareholders until such performance-based restricted stock units have vested. The performance-based restricted stock units granted to Mr. Danker on August 18, 2025 are scheduled to vest on January 31, 2028, with the number of Shares vesting based on performance during fiscal 2026. Also, 30,735 of the performance-based restricted stock units granted to Mr. Furner on January 14, 2026 are scheduled to vest on January 31, 2027, with the number of Shares vesting based on performance during fiscal 2027. All other performance-based restricted stock units granted to our NEOs on January 14, 2026 are scheduled to vest on January 31, 2029, with the number of Shares vesting based on performance during fiscal 2027. Finally, per the terms of Mr. McMillon’s retirement agreement, 195,898 performance-based restricted stock units granted to Mr. McMillon in fiscal 2025 that were previously scheduled to vest on January 31, 2028 were accelerated to vest on January 31, 2027. This accelerated vesting did not change the number of performance-based restricted stock units previously granted to Mr. McMillon. However, in accordance with FASB ASC Topic 718, the accelerated shares were treated as new grants in fiscal 2026.

The CD&A provides additional information regarding our performance equity program and the related performance measures. For all performance-based restricted stock unit grants made in fiscal 2026, the applicable performance measures are: (i) 50% total company return on investment and (ii) 50% total company sales, with payouts ranging from 50% of target shares if threshold goals are met to 150% of target shares. For the performance-based restricted stock unit grants made on January 14, 2026, payouts may increase to a maximum of 200% of target shares if maximum return on investment goals are exceeded.

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Executive Compensation Tables

All Other Stock Awards: Number of Shares of Stock or Units (Column (i))

The amounts in this column represent Shares of restricted stock granted during fiscal 2026. Restricted stock vests based on the continued service of the NEO as an associate through the various vesting dates, generally over a three-year period. Per the terms of Mr. McMillon’s retirement agreement, 11,524 Shares of restricted stock granted to Mr. McMillon in fiscal 2025 originally scheduled to vest on January 11, 2028 were accelerated to vest on January 31, 2027. This accelerated vesting did not change the number of Shares of restricted stock granted to Mr. McMillon in fiscal 2025. However, in accordance with FASB ASC Topic 718, the accelerated shares were treated as new grants in fiscal 2026. In connection with his initial hire, Mr. Danker received a grant of restricted stock on August 18, 2025 which vests in two equal installments on the first and second anniversaries of the grant date.

All Other Option Awards: Number of Securities Underlying Options and Exercise or Base Price of Option Awards (Columns (j) and (k))

These columns are omitted because options are not currently part of our executive compensation program and Walmart did not grant options to NEOs during fiscal 2026.

Grant Date Fair Value of Stock and Option Awards (Column (l))

Fair values of equity awards are computed in accordance with the stock-based compensation accounting rules, and exclude the effect of any estimated forfeitures. The grant date fair values of restricted stock are calculated based on the closing stock price of a Share as of the grant date, and performance-based restricted stock units are based on the probable outcome of those awards on the date of grant. The fair values of performance-based restricted stock units and restricted stock units are discounted for the expected dividend yield during the vesting period. The grant date fair value of restricted stock awards granted on January 14, 2026 was $120.04 per share, which was the closing price of a Share on that date. Performance-based restricted stock units granted on January 14, 2026 with a vesting period ending January 31, 2029 were valued using a discounted per-share value of $117.02, while performance-based restricted stock units granted on January 14, 2026 with a vesting period ending January 31, 2027 were valued using a discounted per-share value of $119.08. The grant date fair value of restricted stock granted on August 18, 2025 was $100.70, which was the closing price of a Share on that date, while performance-based restricted stock units granted on August 18, 2025 were valued using a discounted per-share value of $98.35. The fair value of Mr. McMillon’s accelerated restricted stock as of the modification date of November 13, 2025 was $102.54 per share, which was the closing price of a Share on the modification date. Mr. McMillon’s modified performance-based restricted stock units were valued using a discounted per-share value of $101.43.

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Executive Compensation Tables

Outstanding Equity Awards at Fiscal 2026 Year-End

	Stock Awards

Name	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)

Doug McMillon	694,952	82,796,581	—	—
John Furner	386,107	46,000,788	247,975	29,543,742
John David Rainey	330,016	39,318,106	115,256	13,731,600
Suresh Kumar	394,461	46,996,084	125,733	14,979,830
Daniel Danker	304,774	36,310,774	83,823	9,986,672

Explanation of Information in the Columns of the Table:

Option Awards (Columns (b) through (f))

We have omitted these columns because none of our NEOs held any options to purchase Shares or other Walmart securities as of the end of fiscal 2026.

Number of Shares or Units of Stock that have not Vested (Column (g))

The amounts in this column represent Shares of restricted stock subject to service-based vesting requirements, including performance-based restricted stock units for which the performance conditions have been satisfied, scheduled to vest in amounts and on the dates shown in the following table:

Vesting Date	Doug McMillon	John Furner	John David Rainey	Suresh Kumar	Daniel Danker

August 25, 2026	-	-	-	-	103,103
January 12, 2027	30,423	36,284	32,471	38,161	13,083
January 31, 2027	664,529	213,617	180,943	215,177	-
August 24, 2027	-	-	-	-	103,104
January 11, 2028	-	18,961	17,900	20,838	13,083
January 31, 2028	-	109,328	90,164	110,971	66,192
January 9, 2029	-	7,917	8,538	9,314	6,209

Market Value of Shares or Units of Stock that have not Vested (Column (h))

This column shows the market value of the Shares of unvested restricted stock and restricted stock units in column (g), based on the closing price of a Share on the last trading day of fiscal 2026 ($119.14 on January 30, 2026).

Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights that have not Vested (Column (i))

The amounts in this column represent performance-based restricted stock units held by our NEOs, the vesting of which is subject to our company meeting certain performance goals as described in the CD&A and in the notes to the Summary Compensation and Fiscal 2026 Grants of Plan-Based Awards tables. The amounts in this column assume that performance-based restricted stock units will vest at 150% of target. All awards in this column are subject to performance conditions for fiscal 2027. All awards in this column are also subject to service-based vesting requirements through January 31, 2029.

Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested (Column (j))

This column shows the market value of the performance share units in column (i), assuming payouts at maximum levels and based on the closing price of a Share on the last trading day of fiscal 2026 ($119.14 on January 30, 2026).

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Executive Compensation Tables

Fiscal 2026 Option Exercises and Stock Vested

	Stock Awards

Name	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)

Doug McMillon	588,434	70,045,795
John Furner	326,678	38,870,800
John David Rainey	271,354	32,288,797
Suresh Kumar	327,158	38,927,425
Daniel Danker	6,873	810,808

Explanation of Information in the Columns of the Table:

Option Awards (Columns (b) and (c))

We have omitted these columns because none of our NEOs exercised any options to purchase Walmart securities during fiscal 2026.

Number of Shares Acquired on Vesting (Column (d))

Represents Shares that vested during fiscal 2026.

Value Realized on Vesting (Column (e))

The values in this column equal the number of Shares vested multiplied by the fair market value of a Share, as defined in the Stock Incentive Plan, on the various vesting dates.

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Executive Compensation Tables

Fiscal 2026 Nonqualified Deferred Compensation

Name (a)	Executive Contributions in Last FY ($) (b)	Company Contributions in Last FY ($) (c)	Aggregate Earnings in Last FY ($) (d)	Aggregate Withdrawals/ Distributions ($) (e)	Aggregate Balance at Last FYE ($) (f)

Doug McMillon	—	—	5,315,206	—	353,827,176
John Furner	2,507,839	224,063	1,247,724	126,037	25,543,842
John David Rainey	—	—	—	—	—
Suresh Kumar	—	—	66,666	—	953,654
Daniel Danker	—	—	—	—	—

Explanation of Information in the Columns of the Table:

Executive Contributions in Last FY (Column (b))

The amount in this column includes $52,000 in salary earned during fiscal 2026 and $2,455,839 in cash incentive payments earned for fiscal 2026, the receipt of which was deferred by Mr. Furner. Deferred salary and cash incentive payments are included in the Summary Compensation table under “Salary” and “Non-Equity Incentive Plan Compensation,” respectively, for fiscal 2026.

Company Contributions in Last FY (Column (c))

The amount in this column represents a matching contribution to Mr. Furner’s DCMP, and is included in the “All Other Compensation” column of the Summary Compensation Table for fiscal 2026. See “Walmart’s Deferred Compensation Plans” on page 89 for more information on company contributions under these plans.

Aggregate Earnings in Last FY (Column (d))

The amounts in this column represent all interest on ODCP and DCMP account balances, SERP earnings, and dividend equivalents and interest earned on dividend equivalents in equity deferral accounts under the Stock Incentive Plan during fiscal 2026, as shown in the table below. The “above-market” portion of this interest and earnings is included in the fiscal 2026 amounts in the Summary Compensation table under “Change in Pension Value and Nonqualified Deferred Compensation Earnings.”

Name	ODCP Interest ($)	DCMP Interest ($)	SERP Interest ($)	Dividend Equivalents and Interest ($)

Doug McMillon	2,221,093	1,428,126	119,663	1,546,324
John Furner	72,729	1,156,849	5,765	12,381
Suresh Kumar	-	66,666	—	—

Aggregate Withdrawals/Distributions (Column (e))

The amount in this column represents cash compensation earned in a prior fiscal year and voluntarily deferred until a distribution date in fiscal 2026.

Aggregate Balance at Last FYE (Column (f))

The aggregate balance for each NEO includes certain amounts included in the Summary Compensation table in prior fiscal years, as shown in the following table. The deferred equity amounts included in the table below are valued using the closing Share price on the last trading day of fiscal 2026 ($119.14 on January 30, 2026).

Name	Amount Previously Reported in Summary Compensation Table ($)	Fiscal Years When Reported

Doug McMillon	269,373,536	2009-2025
John Furner	13,057,649	2018-2025
Suresh Kumar	454,568	2022-2025

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Executive Compensation Tables

Walmart’s Deferred Compensation Plans

Under the Deferred Compensation Matching Plan, which took effect on February 1, 2012, officers may elect to defer the receipt of up to 80% of their base salary and up to 100% of their cash incentive payments under the MIP until separation of employment or until a specified payment date. Beginning in fiscal 2024, participants' contributions are placed into market-based investments, which include a variety of mutual funds, including stock funds, bond funds, and a mix of both. For contributions made prior to fiscal 2024, balances earned a fixed rate of interest set annually based on the 10-year Treasury note yield on the first business day of January plus 2.70%. This fixed-rate option remains available for contributions made prior to fiscal 2024, but is not available for new contributions. For fiscal 2026, that rate was 7.27%. In addition, our company allocates to each participant’s Deferred Compensation Matching Plan account a matching contribution of up to 6% of the amount by which the participant’s base salary and cash incentive payment exceed the then-applicable limitation in Section 401(a)(17) of the Internal Revenue Code. A participant is required to be employed on the last day of the fiscal year to receive a matching contribution for that year. A participant will become vested in the matching contribution credited to his or her account once the participant has participated in the Deferred Compensation Matching Plan for three plan years after his or her initial deferral.

The Deferred Compensation Matching Plan replaced the Officer Deferred Compensation Plan. Participants may no longer elect to defer amounts into the Officer Deferred Compensation Plan. However, participants’ Officer Deferred Compensation Plan account balances will continue to earn interest at the same rate as Deferred Compensation Matching Plan balances until distribution. Additionally, participants who made contributions to the Officer Deferred Compensation Plan in prior years continue to earn incentive contributions to their Officer Deferred Compensation Plan accounts, as follows:

•
In the tenth year of continuous employment beginning with the year the participant first made a deferral under the Officer Deferred Compensation Plan, our company credits the deferral account with an increment equal to 20% of the sum of the principal amount of base salary and cash incentive payments deferred (taking into account a maximum amount equal to 20% of base salary), plus accrued interest on such amounts (the "20% Increment”) in each of the first six years of the participant’s deferrals.
•
In the eleventh and subsequent years of continuous employment, the 20% Increment is credited based on the recognized amount deferred five years earlier, plus earnings thereon.
•
In addition, in the fifteenth year of continuous employment beginning with the year the participant first made a deferral under the Officer Deferred Compensation Plan, our company credits the deferral account with an amount equal to 10% of the principal amount of base salary and cash incentive payments deferred (taking into account a maximum amount equal to 20% of base salary), plus accrued interest on such amount (the "10% Increment”) in each of the first six years of the participant’s deferrals.
•
In the sixteenth and subsequent years of continuous employment, the 10% Increment is credited based on the amount deferred 10 years earlier, plus earnings thereon.

Only contributions to the Officer Deferred Compensation Plan are taken into account for purposes of calculating the 20% Increment and 10% Increment; contributions to the Deferred Compensation Matching Plan are not considered.

The SERP was designed to supplement the historic profit-sharing component of the Walmart 401(k) Plan by providing mirror contributions to participants’ accounts in excess of applicable compensation limits set by the Internal Revenue Service. Because the Walmart 401(k) Plan was amended in 2011 to eliminate the profit-sharing component, the SERP was frozen to new contributions as of January 31, 2013. However, SERP balances continue to earn interest.

Finally, officers may also elect to defer the receipt of eligible equity awards granted under the Stock Incentive Plan until a specified payout date or until after separation from employment with Walmart. Any deferrals of equity are credited with dividend equivalents until the payout date, and these dividend equivalents earn interest at the same rate as the fixed interest rate for the Deferred Compensation Matching Plan.

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Executive Compensation Tables

Potential Payments Upon Termination or Change in Control

Most of our company’s plans and programs, including our deferred compensation plans and the terms of our equity awards, contain provisions specifying the consequences of a termination of employment. These provisions are described below. Our company does not have any employment agreements with its NEOs. Furthermore, our plans and programs do not have any provisions under which our NEOs would be entitled to payments, accelerated equity vestings, or any other benefits upon a change in control of our company.

Retirement agreement. As previously announced, Mr. McMillon entered into a retirement agreement with the company on November 13, 2025. Under the terms of the agreement, certain restricted stock grants for 11,524 shares and certain performance share grants for 195,898 shares (based on 100% performance, with the actual number of shares to be paid out based on fiscal 2026 performance) were accelerated to instead vest on Mr. McMillon’s retirement date of January 31, 2027. The agreement also extends Mr. McMillon’s non-competition obligations through January 31, 2029, and his non-solicitation obligations through July 31, 2027.

Non-compete agreements. While we limit our use of non-compete agreements to senior executives in key strategic roles, our company has entered into non-compete agreements with our NEOs where legally permitted. Each of these agreements provides that the NEO is prohibited from participating in a business that competes with our company and from soliciting our company’s associates for employment for a specified period of time after his or her employment with Walmart terminates. For purposes of these agreements, a “competing business” includes any retail, eCommerce, wholesale, or merchandising business that sells products of the type sold by our company, is located in a country in which our company has retail operations or in which the NEO knows our company expects to have retail operations in the near future, and has annual retail sales revenue above certain thresholds. Each agreement also provides that, if Walmart terminates an NEO’s employment for any reason other than his or her violation of Walmart policy, our company will generally pay the NEO an amount equal to two times his or her base salary over a two-year period.

In the event of a breach of the restrictive covenants contained in the agreement, the NEO would no longer have a right to receive additional payments, and the company would have a right to recoup any payments previously made. Using each NEO’s base salary as of the end of fiscal 2026, the maximum total payments by our company to each NEO who is party to a non-competition agreement under such termination circumstances would be as follows:

John Furner	$2,630,000
John David Rainey	$2,060,000
Suresh Kumar	$2,270,000

Equity awards. Certain equity awards granted under our Stock Incentive Plan held by our NEOs provide for accelerated vesting in the event employment is terminated under certain circumstances. Under the terms of the equity awards held by our NEOs, all unvested restricted stock and unvested performance-based restricted stock units would immediately vest upon the NEO's death or disability. Upon death or disability, performance-based restricted stock awards for which the performance period has been completed would vest at actual performance levels, while performance-based restricted stock units for which the performance period is ongoing would vest at target levels. The following table shows the value of all unvested equity awards that would have vested upon the death or disability of any of our NEOs as of January 31, 2026 (based on the closing price of a Share as of the last trading day of the year ($119.14 per Share).

	Equity Awards Vesting Upon Death or Disability

	Shares of Restricted Stock and Earned Performance Equity (#)	Value of Restricted Stock and Earned Performance Equity ($)	Target Shares of Unearned Performance Equity (#)	Value of Unearned Performance Equity ($)

Doug McMillon	694,952	82,796,581	—	—
John Furner	386,107	46,000,788	227,717	27,130,203
John David Rainey	330,016	39,318,106	76,837	9,154,360
Suresh Kumar	394,461	46,996,084	83,822	9,986,553
Daniel Danker	304,774	36,310,774	55,882	6,657,781

The CMDC has discretion to accelerate the vesting of any equity awards and to make other payments or grant other benefits upon a retirement or other severance from our company.

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Executive Compensation Tables

Deferred Compensation Matching Contribution. Walmart makes a limited matching contribution on participant contributions to the Deferred Compensation Matching Plan, as described above under “Walmart’s Deferred Compensation Plans.” This company matching contribution becomes vested once an officer has participated in the Deferred Compensation Matching Plan for three years. Any unvested company-matching contribution would immediately vest in the event that a participant dies or becomes disabled before the completion of the vesting period.

Officer Deferred Compensation Plan. The Officer Deferred Compensation Plan provides for a prorated 10% or 20% increment to be paid upon separation from service in certain circumstances if age- and service-based requirements are met.

CEO Pay Ratio

In accordance with SEC rules, we are providing the ratio of the annual total compensation of our CEO to the annual total compensation of our median associate, which is a reasonable estimate calculated in a manner consistent with SEC rules and is based on our payroll and employment records and the methodology described below. In calculating this estimated ratio, SEC rules allow companies to adopt a variety of methodologies, apply different exclusions, and make reasonable estimates and assumptions reflecting their unique associate populations. As discussed above, our company is unique because we are significantly larger than most of our peer group companies in terms of revenue, market capitalization, and the size and scope of our worldwide associate population. Therefore, our reported pay ratio may not be comparable to that reported by other companies due to differences in industries, scope of international operations, business models, and scale, as well as the different estimates, assumptions, and methodologies allowed under SEC rules applied by other companies in calculating their respective pay ratios.

Considered Population. As of December 31, 2025, we employed over two million associates worldwide, other than our CEO. As permitted by SEC rules, in order to determine our median associate, we excluded approximately 4.71% of our total associate population or approximately 100,000 associates outside of the U.S. from the following countries: Bangladesh (40); Botswana (742); El Salvador (4,779); Eswatini (74); Guatemala (10,173); Honduras (3,371); Hong Kong (39); India (50,821); Indonesia (2); Israel (196); Lesotho (106); Luxembourg (3); Malawi (122); Mozambique (367); Namibia (276); Nicaragua (4,189); Pakistan (8); Peru (10); Singapore (15); South Africa (28,202), Spain (2); Switzerland (1),Thailand (7); United Kingdom (49); Vietnam (111); and Zambia (482). Therefore, an aggregate population of approximately 2.1 million full-time, part-time, seasonal, and temporary associates was considered (the “considered population”) in determining our median associate.

Identifying our Median Associate. In determining our median associate, we used calendar year 2025 gross earnings – meaning total amounts paid before deductions or adjustments, including wages, overtime, bonuses, and the value of any equity awards that vested and were paid to an associate during calendar year 2025. Adjustments were made to annualize the gross earnings of all newly hired permanent associates in the considered population who did not work for the entire calendar year 2025. From the considered population, we then used statistical sampling to identify a group of associates who were paid within a range of 2.5% above or below what we estimated to be our median gross earnings amount (the “median population”). We then reviewed recent historical taxable wage data of the median population, and for those associates within the median population with stable wages, we calculated each of their fiscal 2026 total compensation in the same way as we calculated our CEO’s fiscal 2026 total compensation as set forth in the Summary Compensation table on page 82 and identified the median compensated associate from this group.

Based upon the estimates, assumptions, and methodology described above, the fiscal 2026 annual total compensation of our CEO was $29,240,930, the fiscal 2026 annual total compensation of our median associate was $30,520, and the ratio of these amounts was 958:1.

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Executive Compensation Tables

Pay Versus Performance

As required by SEC rules, we are providing the following information regarding the relationship between “compensation actually paid” as calculated in accordance Item 402(v) of Regulation S-K and various measures of Walmart’s financial performance.

The SEC-defined “compensation actually paid” data set forth in the table below does not reflect amounts actually realized by our NEOs, or how the CMDC evaluates compensation decisions in light of Walmart's performance or individual performance. In particular, the CMDC has not used “compensation actually paid” as a basis for making compensation decisions, nor does it use net income or the total shareholder return of Walmart or the S&P 500 Consumer Discretionary Distribution & Retail Index for purposes of determining incentive compensation paid to our NEOs. In addition, a significant portion of the “compensation actually paid” shown below relates to changes in values of unvested awards over the course of the reporting year. These unvested awards remain subject to significant risk from forfeiture conditions and possible future declines in value based on changes in our stock price. The ultimate values actually realized by our NEOs from unvested equity awards, if any, will not be determined until the awards fully vest. Please refer to the CD&A beginning on page 55 for a discussion of our executive compensation program and the ways in which the CMDC seeks to align NEO pay with performance.

Pay Versus Performance Table

			Average Summary Compensation Table Total for	Average Compensation Actually Paid to	Value of Initial Fixed $100 Investment Based on:
Year (a)	Summary Compensation Table Total for PEO ($) (b)	Compensation Actually Paid to PEO ($) (c)	Non-PEO Named Executive Officers ($) (d)	Non-PEO Named Executive Officers ($) (e)	Total Shareholder Return ($) (f)	Peer Group Total Shareholder Return ($) (g)	Net Income ($) (h)	Net Sales ($) (i)

Fiscal 2026	29,240,930	36,488,421	25,904,488	38,435,643	272.28	164.12	21,893	706,413
Fiscal 2025	27,408,854	101,500,051	14,508,810	48,361,374	222.20	161.20	19,436	674,538
Fiscal 2024	26,968,924	47,471,296	13,951,520	22,559,933	123.22	114.73	15,511	642,637
Fiscal 2023	25,306,714	30,987,575	16,301,614	19,285,472	105.67	88.85	11,680	605,881
Fiscal 2022	25,670,673	31,528,037	12,062,203	15,108,038	101.10	108.64	13,673	567,762

Explanation of Information in the Columns of the Table:

Doug McMillon served as CEO, which is our principal executive officer (“PEO”), for each of the years on the table. The non-PEO Named Executive Officers included when calculating the averages in columns (c) and (d) are as follows:

Fiscal 2026	Fiscal 2025	Fiscal 2024	Fiscal 2023	Fiscal 2022
John Furner	John Furner	John Furner	Brett Biggs	Brett Biggs
John David Rainey	John David Rainey	John David Rainey	John Furner	John Furner
Suresh Kumar	Suresh Kumar	Suresh Kumar	John David Rainey	Suresh Kumar
Daniel Danker	Kath McLay	Kath McLay	Suresh Kumar	Judith McKenna
	Chris Nicholas	Chris Nicholas	Judith McKenna	Kath McLay
Kath McLay

Columns (c) and (e)

Below is an explanation of the amounts deducted and added from Summary Compensation table total compensation amounts to determine “compensation actually paid” as calculated in accordance with Item 402(v)(2) of Regulation S-K:

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Executive Compensation Tables

PEO

Fiscal Year	Summary Compensation table total ($)	Less grant date fair value of stock awards granted during fiscal year that are outstanding and unvested as of FYE ($)	Add FYE fair value of awards granted during the fiscal year that are outstanding and unvested as of FYE ($)	Less prior FYE fair value of awards forfeited during the fiscal year ($)	Change in fair value as of vesting date compared to prior FYE fair value for vested awards granted in prior years ($)	Change in fair value as of FYE compared to prior FYE fair value for unvested and outstanding awards granted during prior years ($)	Add dividends paid on unvested equity awards during fiscal year ($)	Compensation Actually Paid ($)

2026	29,240,930	(21,051,605)	26,346,024	(20,360,544)	12,285,114	9,940,681	87,821	36,488,421
2025	27,408,854	(20,375,675)	22,622,739	—	20,254,099	51,490,832	99,202	101,500,051
2024	26,968,924	(19,608,750)	20,821,500	—	3,340,915	15,809,477	139,230	47,471,296
2023	25,306,714	(19,411,326)	20,196,471	—	575,438	4,140,924	179,354	30,987,575
2022	25,670,673	(19,195,007)	19,298,673	—	(237,046)	5,773,048	217,696	31,528,037

Per the terms of Mr. McMillon’s retirement agreement, during fiscal 2026, certain Shares of restricted stock and performance-based restricted stock units previously scheduled to vest in January 2028 were accelerated to vest on January 31, 2027. This accelerated vesting did not change the number of Shares of restricted stock or performance-based restricted stock units granted to Mr. McMillon. However, in accordance with FASB ASC Topic 718, the accelerated shares were treated as new replacement grants as of the modification date.

Non-PEO NEOs (Averages)

Fiscal Year	Summary Compensation table total ($)	Less grant date fair value of stock awards granted during fiscal year that are outstanding and unvested as of FYE ($)	Add FYE fair value of awards granted during the fiscal year that are outstanding and unvested as of FYE ($)	Add fair value as of vesting date of awards granted and vested during the same fiscal year ($)	Change in fair value as of vesting date compared to prior FYE fair value for vested awards granted in prior years ($)	Change in fair value as of FYE compared to prior FYE fair value for unvested and outstanding awards granted during prior years ($)	Add dividends paid on unvested equity awards during fiscal year ($)	Compensation Actually Paid ($)

2026	25,904,488	(21,297,341)	22,753,774	202,702	4,817,593	5,986,384	68,043	38,435,643
2025	14,508,810	(10,679,996)	11,820,368	—	9,560,978	23,055,931	95,283	48,361,374
2024	13,951,520	(10,302,960)	11,153,896	48,529	1,121,378	6,468,432	119,138	22,559,933
2023	16,301,614	(12,488,869)	13,270,497	504,179	208,893	1,397,862	91,296	19,285,472
2022	12,062,203	(8,370,384)	7,912,519	506,097	303,291	2,606,771	87,541	15,108,038

Stock awards for our NEOs consist of a combination of restricted stock and performance-based restricted stock units. Equity fair values are calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation. The fair value of unvested time-based restricted stock, as well as the fair value of all share-based awards upon vesting, is based upon the closing price of a Share as of the applicable measurement date. The fair value of unvested performance-based restricted stock units is based upon the probable outcome of the applicable performance conditions as of the measurement date. We do not grant stock options to our Named Executive Officers. Additionally, none of our NEOs participate in a defined benefit or actuarial pension plan.

Columns (f) and (g)

Column (f) reflects total shareholder return calculated in the manner prescribed by Item 201(e) of Regulation S-K, and reflects the cumulative value of $100, including the reinvestment of dividends, if such amount were invested on February 1, 2021. Column (g) represents the cumulative total shareholder return of the S&P 500 Consumer Discretionary Distribution & Retail Index over the same measurement period, assuming reinvestment of dividends.

2026 Proxy Statement	93

Executive Compensation Tables

Columns (h) and (i)

Amounts in these columns are in millions. Column (h) reflects consolidated net income attributable to Walmart calculated in accordance with GAAP for each of the years shown. Column (i) reflects net sales calculated in accordance with GAAP for each of the years shown. Net sales is the company-selected financial measure from the list of the most important performance measures used to link compensation actually paid to our CEO and other NEOs to our company’s performance for fiscal 2026 from the list below.

Description of the Relationships Between Executive Compensation Actually Paid and Metrics on the Pay Versus Performance Table

The following graph reflects the relationship between the compensation actually paid for our PEO and for the average of our other NEOs as calculated in accordance with Item 402(v) of Regulation S-K, Walmart’s total shareholder return, and the total shareholder return of the S&P 500 Consumer Discretionary Distribution & Retail Index over the applicable measurement period:

The following graph reflects the relationship between the compensation actually paid for our PEO and for the average of our other NEOs as calculated in accordance with Item 402(v) of Regulation S-K, and Walmart’s net income calculated in accordance with GAAP over the applicable measurement period:

94	2026 Proxy Statement

Executive Compensation Tables

The following graph reflects the relationship between the compensation actually paid for our PEO and for the average of our other NEOs as calculated in accordance with Item 402(v) of Regulation S-K, and Walmart’s net sales calculated in accordance with GAAP over the applicable measurement period:

Tabular List of Most Important Financial Performance Measures Used to Link Compensation Actually Paid to Company Performance

As required by Item 402(v) of Regulation S-K, below are the most important financial measures used by Walmart to link compensation actually paid to our NEOs for fiscal 2026 with Walmart’s performance. As described in the CD&A beginning on page 55, the financial performance measures used in our NEO incentive plans are net sales of the total company and/or one of its segments; operating income of the total company and/or one of its segments; and return on investment of the total company, each of which are adjusted to exclude certain items in order to calculate results on a comparable basis from year-to-year. The CD&A describes our pay-for-performance philosophy and provides more information regarding the financial performance measures used in our NEO incentive plans, including the ways in which results calculated for incentive plan purposes differ from our reported financial results.

Net Sales
Operating Income
Return on Investment

2026 Proxy Statement	95

Proposal No. 4

Approval of an Amendment to our Restated Certificate of Incorporation to Limit the Liability of Certain Officers as Permitted by Delaware Law

What am I Voting on?

We are asking shareholders to approve an amendment to our Restated Certificate of Incorporation, as amended (the “Restated Certificate”), to limit the personal liability of certain of Walmart’s officers as permitted by Section 102(b)(7) of the General Corporation Law of the State of Delaware (the “DGCL”).

Our Board believes that it is advisable and in the best interests of the company and our shareholders to amend the Restated Certificate to limit the monetary liability of certain officers of the company in certain limited circumstances as permitted by the DGCL (the “Exculpation Amendment”). The following description is a summary only and is qualified in its entirety by reference to the text of the Exculpation Amendment as set forth in Annex B hereto.

Section 102(b)(7) of the DGCL has long permitted a Delaware corporation to include a provision in its certificate of incorporation eliminating the personal liability of directors for breaches of fiduciary duties, subject to various exceptions; accordingly, Article Ninth of our Restated Certificate has long included such a provision protecting directors. Because Section 102(b)(7) did not historically extend to officers, shareholder plaintiffs have employed a tactic of bringing certain claims that would otherwise be exculpated if brought against directors, against individual officers to avoid dismissal of such claims.

To address inconsistent treatment between officers and directors and address rising litigation and insurance costs for shareholders, an amendment to Section 102(b)(7) was adopted, effective August 1, 2022, to permit a corporation’s certificate of incorporation to include a provision eliminating or limiting monetary liability for the following officers in certain circumstances: (i) a company’s president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer or chief accounting officer; (ii) an individual identified in public filings as one of the most highly compensated officers of the company; and (iii) an individual who, by written agreement with the company, has consented to be identified as an officer for purposes of Delaware’s long-arm jurisdiction statute. Consistent with Section 102(b)(7) of the DGCL, the Exculpation Amendment would permit exculpation of such officers only for breaches of the fiduciary duty of care in any direct claim. Like the provision limiting the monetary liability of directors, the DGCL does not permit exculpation of officers from liability for breach of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit. The DGCL also does not permit exculpation of such officers from liability for claims brought by or in the right of the corporation, such as derivative claims. Similar to what is already provided with respect to directors, the Exculpation Amendment also provides that if the DGCL is hereafter further amended to further eliminate or limit the liability of officers, then the liability of such officers will be eliminated or limited to the fullest extent permitted by law. Consistent with Section 102(b)(7), the Exculpation Amendment also provides that an amendment or repeal of Article Ninth will not adversely affect any protection of a director or officer of the company for an action occurring prior to the amendment or repeal of Article Ninth.

The Board further believes that, beyond the legal merits, aligning the protections available to the company’s officers with those currently available to its directors is necessary in order to attract and retain top talent and empower our officers to exercise their business judgment in furtherance of shareholder interests without the potential for distraction posed by the risk of personal liability. The nature of the role of the company’s officers often requires them to make decisions on crucial matters, frequently in response to time-sensitive opportunities and challenges, which can create substantial risk of lawsuits seeking to impose personal liability with the benefit of hindsight and regardless of merit. The Exculpation Amendment could also reduce future litigation costs and indemnification expenses for the company associated with frivolous lawsuits, the costs of which are often borne by the company either directly through indemnification or indirectly through increased directors’ and officers’ insurance premiums.

96	2026 Proxy Statement

PROPOSAL NO. 4 Approval of an Amendment to our Restated Certificate of Incorporation to Limit the Liability of Certain Officers as Permitted by Delaware Law

Our Board has adopted resolutions approving the Exculpation Amendment in the form attached hereto as Annex B. Our Board also declared the Exculpation Amendment to be advisable and in our best interests and that of our shareholders and is accordingly submitting the Exculpation Amendment for adoption by our shareholders and recommending that our shareholders adopt the Exculpation Amendment.

If the Exculpation Amendment is adopted by our shareholders, it will become effective upon the filing of a Certificate of Amendment to the Restated Certificate setting forth the Exculpation Amendment with the Secretary of State of the State of Delaware. Our Board retains the discretion to abandon the Exculpation Amendment at any time before it becomes effective. If the Exculpation Amendment is not approved by our shareholders, Article Ninth will remain unchanged and our officers will not be entitled to exculpation under the DGCL.

The Board recommends that shareholders vote FOR this proposal.

2026 Proxy Statement	97

Stock Ownership

Equity Compensation Plan Information

The following table provides certain information as of the end of fiscal 2026 with respect to Shares that may be issued under our company’s existing equity compensation plans.

Plan Category	(a) Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights		(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($)	(c) Number of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))

Equity compensation plans approved by security holders	56,796,631	(1)	—	467,279,020	(2)
Equity compensation plans not approved by security holders	—		—	—
TOTAL	56,796,631		—	467,279,020

(1)
This amount includes 14,515,763 Shares that may be issued upon the vesting of performance equity awards granted under the 2025 Stock Incentive Plan, which represents the maximum number of Shares that may be issued upon vesting if maximum performance goals are achieved for each performance cycle, and 37,155,718 Shares that may be issued upon the vesting of restricted stock units granted under the 2025 Stock Incentive Plan. This amount also includes 5,125,150 Shares deferred in the form of Shares by officers and Outside Directors.
(2)
This amount includes 253,938,175 Shares available under the Associate Stock Purchase Plan and 213,340,845 Shares available under the 2025 Stock Incentive Plan.

Holdings of Major Shareholders

The following table lists the beneficial owners of greater than 5% of the Shares outstanding as of April 10, 2026. As of April 10, 2026, there were [ ] Shares outstanding.

Name and Address of Beneficial Owner	Direct or Indirect Ownership with Sole Voting and Dispositive Power		Direct or Indirect Ownership with Shared Voting and Dispositive Power	Total		Percent of Class

Walton Enterprises, LLC(1)	[ ]	(3)	N/A		(3)
Walton Family Holdings Trust(2)	N/A		N/A		(4)

(1)
The business address of Walton Enterprises, LLC is 8805 Tamiami Trail N., Suite 108, Naples, Florida 34108. The managing members of Walton Enterprises, LLC are WELLCO Mgmt Trust #1, WELLCO Mgmt Trust #2, WELLCO Mgmt Trust #3, and WELLCO Mgmt Trust #4. Carrie Walton Penner, Benjamin Walton, Rob Walton, and Samuel Walton are trustees of WELLCO Mgmt Trust #1. Alice Proietti, James Walton, Jim Walton, Steuart Walton, and Thomas Walton are trustees of WELLCO Mgmt Trust #2. Alice Walton is trustee of WELLCO Mgmt Trust #3. Lukas Walton is trustee of WELLCO Mgmt Trust #4. With respect to Walton Enterprises, LLC, voting and dispositive power over all of the Shares held thereby is exercised by the managing members thereof (acting by majority vote).
(2)
The business address of Walton Family Holdings Trust is P.O. Box 1508, Bentonville, Arkansas 72712. The trustees of Walton Family Holdings Trust are Carrie Walton Penner, Alice Proietti, Alice Walton, Benjamin Walton, James Walton, Jim Walton, Lukas Walton, Rob Walton, Samuel Walton, Steuart Walton, and Thomas Walton. With respect to Walton Family Holdings Trust, dispositive power over all of the Shares held thereby is exercised by the trustees thereof (acting by majority vote), and voting power over all of the Shares held thereby is exercised by Walton Enterprises, LLC (acting by the majority vote of its managing members) pursuant to the irrevocable proxy described below.
(3)
The Shares shown as beneficially owned by Walton Enterprises, LLC represent (a) [ ] Shares held by Walton Enterprises, LLC and (b) [ ] Shares held by Walton Family Holdings Trust, as to which Walton Enterprises, LLC has sole voting power pursuant to an irrevocable proxy granted by Walton Family Holdings Trust to Walton Enterprises, LLC.
(4)
The Shares shown as beneficially owned by Walton Family Holdings Trust represent [ ] Shares held by Walton Family Holdings Trust, as to which Walton Family Holdings Trust has sole dispositive power.

98	2026 Proxy Statement

Stock Ownership

Holdings of Officers, Directors, and Director Nominees

This table shows the number of Shares beneficially owned by each director, director nominee, and NEO as of April 10, 2026. It also shows the Shares beneficially owned by all of Walmart’s directors, director nominees, and Executive Officers as a group on that date. In computing the number of Shares beneficially owned by a person and the percentage ownership of that person, Shares subject to restricted stock units or other rights held by such person that are currently vested or will become vested within 60 days of April 10, 2026, are considered outstanding, although such Shares are not considered outstanding for purposes of computing the percentage ownership of any other person. As of April 10, 2026, there were [ ] Shares outstanding.

Name of Beneficial Owner	Direct or Indirect with Sole Voting and Dispositive Power(1)(2)	Indirect with Shared Voting and Dispositive Power	Total	Percent of Class

Cesar Conde			—	*
Daniel Danker			—	*
Tim Flynn			—	*
Sarah Friar			—	*
John Furner			—	*
Carla Harris			—	*
Tom Horton			—	*
Suresh Kumar			—	*
Marissa Mayer			—	*
Doug McMillon			—	*
Shishir Mehrotra				*
Bob Moritz			—	*
Brian Niccol			—	*
Greg Penner			—	*
John David Rainey			—	*
Randall Stephenson			—	*
Steuart Walton			—	*
Directors, Director Nominees, and Executive Officers as a Group (24 persons)				*

* Less than 1%

(1)
None of our directors or Executive Officers have any pledging arrangements in place involving Walmart stock.
(2)
These amounts exclude Shares of unvested performance-based restricted stock units and deferred stock units held by certain Executive Officers that will not vest or settle within 60 days of April 10, 2026.

These amounts include Shares that the following persons hold in the 401(k) Plan:

Name	Shares Held in the 401(k) Plan

Doug McMillon
John Furner
Directors, Director Nominees, and Executive Officers as a Group (24 persons)

2026 Proxy Statement	99

Shareholder Proposals

Included in this proxy statement are four shareholder proposals submitted under SEC rules by shareholders who notified the company of their intention to present these proposals for voting at the 2026 Annual Shareholders’ Meeting. The names of the lead filers are provided below. We will also provide the names of any co-filers, as well as the addresses and shareholdings (to our company’s knowledge) of the proponents of any shareholder proposal, upon request made to Walmart Inc., c/o Office of the Corporate Secretary.

As discussed above, we regularly engage with shareholders and other stakeholders to hear their perspectives on various topics. These engagements are usually collaborative and help us identify risks and opportunities, adopt practices that enhance our business, and improve our disclosures to enhance trust and inform decision-making. For example, recent feedback has helped us to update our political engagement and board governance policies, enhance our responsible sourcing program, and improve our executive compensation narratives.

Shareholder proposals are a different story. While occasional reasonable and good-faith proposals are submitted and sometimes adopted, this is the exception. Proponents often include interest groups seeking to leverage Walmart's name recognition to draw attention to themselves or advocate for a cause, regardless of Walmart's performance on the issue. In some cases, they hold just enough shares to pass the ownership threshold required to submit a proposal. Many proposals attempt to force Walmart to take sides on sensitive or polarizing issues, which would erode—rather than enhance—shareholder value.

If a proposal is included in our Proxy Statement, we are required to include it in full and without substantive modification, and the statements and citations in a shareholder proposal and its supporting materials are the sole responsibility of the proponent. Needless to say, some of the shareholder proposals and supporting statements contain assertions about Walmart that we believe are incorrect, and while we respond to some of them, we have not attempted to refute all such inaccuracies.

Everything we do is intended to fulfill our purpose of saving people money and helping them live better, build a stronger business, and create opportunities for all of our Associates. We encourage shareholders to read the proposals and our responses carefully and to consider whether the proposal would actually advance shareholder value or distract management and the board from ensuring current strategies are successful.

The Board recommends a vote AGAINST each of the following shareholder proposals, in each case if properly presented at the meeting, for the reasons stated in Walmart's statements in opposition to the shareholder proposals.

100	2026 Proxy Statement

Proposal No. 5

Request for Cumulative Voting for Board Elections

National Legal and Policy Center has advised that it or an appointed representative will present the following proposal for consideration at the 2026 Annual Shareholders' Meeting.

1.
https://www.investopedia.com/articles/insights/060416/top-4-walmart-shareholders-wmt.asp
2.
https://www.fnlondon.com/articles/wal-mart-board-criticises-iss-20140527
3.
https://www.issgovernance.com/board-refreshment-trends-sp-1500-firms/
4.
https://en.wikipedia.org/wiki/Walmart#Ownership
5.
https://www.issgovernance.com/file/policy/active/americas/US-Voting-Guidelines.pdf
6.
https://www.ifcbeyondthebalancesheet.org/about-the-toolkit/governance/minority-shareholders
7.
https://www.oecd.org/corporate/principles-corporate-governance/
8.
https://www.lazard.com/perspective/review-of-shareholder-activism-h1-2025
9.
https://www.ey.com/en_us/board-matters/2025-proxy-season-review-four-key-takeaways

Resolved: Shareholders recommend the Board of Directors take the steps necessary to adopt cumulative voting in the election of directors at Walmart Inc. (“Walmart”). This could include amending the certificate of incorporation, bylaws, and/or other governing documents as needed to state that, in any election of directors, each shareholder shall be entitled to a number of votes equal to the number of shares owned multiplied by the number of directors to be elected, and that shareholders may allocate such votes among one or more nominees at their discretion, as permitted by applicable law.

Supporting Statement:

Cumulative voting is a straightforward, widely understood mechanism that strengthens board accountability to all owners—especially long-term minority shareholders—without dictating outcomes or interfering with ordinary business operations.

This proposal is especially relevant at Walmart given that members of the Walton family collectively control roughly half of Walmart’s voting power.1 While this concentrated ownership has provided continuity, it also limits the ability of non-controlling shareholders to influence board composition under the current system.

Walmart has also been flagged by ISS for limited board refreshment, in part due to several long-tenured directors.2 ISS has repeatedly cautioned that extended tenure—commonly defined as more than nine years—may diminish perceived independence and reduce the influx of new skills and perspectives.3 Cumulative voting would provide minority shareholders with a constructive tool to encourage healthy board renewal without disrupting the company’s stability.

Walmart’s more than 50-year family-control dynamic further underscores the need for balanced representation.4 Cumulative voting would not impede the Walton family’s ability to elect preferred directors, but it would give other shareholders a meaningful opportunity to influence at least some board seats, strengthening accountability and aligning Walmart’s governance with widely accepted investor-protection principles.

Leading governance authorities support cumulative voting:

• ISS advises voting for shareholder proposals to provide or restore cumulative voting.5

• The International Finance Corporation identifies cumulative voting as an important mechanism for safeguarding minority shareholder rights.6

• The Organisation for Economic Co-operation and Development (OECD) Principles of Corporate Governance cite cumulative voting as a proven method for enhancing shareholder representation.7

Broader market trends reinforce the urgency of board-accountability reforms. The SEC’s universal-proxy rules have heightened focus on director elections. Lazard reports that board change remains the most common activist objective.8 Ernst & Young notes that shareholder support for governance proposals has risen significantly, with strong investor backing for board-related reforms, and many exceeding levels that typically prompt board action.9

Cumulative voting is a practical extension of these developments. It enhances representation, promotes board accountability, and moderates the effects of highly concentrated ownership while fully preserving Walmart’s operational continuity and existing governance framework.

2026 Proxy Statement	101

Proposal No. 5 Request for Cumulative Voting for Board Elections

Walmart's Statement in Opposition to Proposal No. 5

The Board recommends that shareholders vote against this proposal because our current majority voting election is a widely adopted best practice that we believe promotes overall Board effectiveness. Additionally, our current corporate governance policies and practices already provide meaningful opportunities for shareholders to promote director accountability.

Our current majority voting standard for director elections promotes board effectiveness

At Walmart, like most other prominent public companies, each Share is entitled to one vote for each director nominee. In uncontested director elections, like the one presented in this proxy statement, Walmart directors are elected by an affirmative majority of the votes cast. In contested elections, where there are more director nominees than there are director seats available, our directors are elected by an affirmative plurality of the votes cast. Each director nominee has agreed to resign, effective upon the acceptance of such resignation by the Board, in the event he or she does not receive a majority of the votes cast in an uncontested director election.

Cumulative voting allows shareholders to aggregate their votes in favor of a single director nominee, which could result in the election of a director interested in representing only the special interests of a small group of shareholders – rather than all of our shareholders – even if a majority of shareholders oppose that director’s election. We believe that such an outcome could weaken the ability of our Board to work together productively to effectively oversee company risks and support shareholder value creation. Therefore, the consequences of cumulative voting could be detrimental to the effective functioning of the Board.

Our corporate governance practices provide shareholders with tools to hold directors accountable

The Board supports our current majority voting standard, which is widely considered a best practice and is used by the vast majority of S&P 500 companies. In contrast, only approximately 2% of S&P 500 companies currently permit cumulative voting. Furthermore, the Board believes that our Bylaws, Corporate Governance Guidelines, and other governance documents already provide Walmart’s shareholders with the right tools to promote director accountability. For example:

•
Our Bylaws include a market-standard proxy access right that allows qualifying shareholders to submit director nominees for inclusion in our proxy materials.
•
All of our directors are elected annually, with director candidates identified and selected by the Board’s fully independent Nominating and Governance Committee.
•
Shareholders have a right to call special shareholders’ meetings.
•
Our governance documents do not contain any supermajority voting requirements.
•
Our Bylaws do not contain any poison pill provisions.

The Board believes that our current majority voting standard, shareholder rights in our governance documents, and our other corporate governance practices are fair and are more likely to result in an effective board of directors that represents all of our shareholders.

For the above reasons, the Board recommends that shareholders vote AGAINST this proposal.

102	2026 Proxy Statement

Proposal No. 6

Report on Workplace Health and Safety Governance

Oxfam America, Inc. has advised that it or an appointed representative will present the following proposal for consideration at the 2026 Annual Shareholders' Meeting.

Resolved: shareholders of Walmart Inc. (“Walmart” or “Company”) urge the Board of Directors (“Board”) to report to shareholders on governance measures Walmart has implemented since 2020 to more effectively monitor and manage human rights risks related to workplace health and safety, including whether and how the Board (or Board committee) oversees policies that affect Walmart’s injury rate, attendance policies impacting worker health and safety, and other relevant matters. The report should be prepared at reasonable cost and omit confidential and proprietary information.

Supporting Statement:

Workplace health and safety problems create serious risks that can impair corporate performance. Studies have shown positive associations between workplace safety and health and productivity.[1] Poor health and safety performance can damage a company’s reputation and relationships with stakeholders.[2]

Boards are increasingly expected to exercise robust oversight over human capital management (“HCM”) matters, including worker health and safety. A leading law firm’s memo characterized HCM as a “board-level issue with vital strategic and risk oversight implications.” [3] The memo recommends steps boards should take to enhance HCM oversight, including adopting sustainability reporting frameworks, formalizing board responsibilities, and linking executive pay to HCM.

Walmart, the largest U.S. private-sector employer, has had serious worker health and safety issues:

•       It reported the second-highest number of severe workplace injuries among U.S. employers between 2015 and 2022.[4]

•       A journalist found 244 OSHA reports documenting “alleged hazards at Walmart locations since January 2023,”[5] including freezer accidents, lack of safety equipment, gun violence, and exposure to heat, carbon monoxide, and hazardous chemicals. The reports – which chronicle serious injury, amputation, and even death[6] – “reveal a troubling pattern of injuries, unsafe conditions, and neglect at Walmart stores nationwide.”[7]

•       A survey found 74% of Walmart warehouse workers always or sometimes feel pressure to work faster; a quarter disagreed that they “can meet my performance objective/make rate without risking my safety or health.” Over half reported experiencing heat stress in the previous three months, and half report burn out from their job.[8]

•       A Walmart worker who felt faint shortly after reporting to work at a short-staffed store and was reportedly told to “pull herself together” had a heart attack in the store’s bathroom at the end of her shift and died.[9]

The National Council for Occupational Safety and Health named Walmart one of its “dirty dozen” unsafe companies for 2024. Among other things, the report cited the 1,100 shooting incidents occurring at Walmart stores since 2014, killing 300.[10] In November 2022, a Walmart manager killed six after opening fire at work,[11] and in April 2025 a Walmart worker at a Georgia Supercenter shot and killed one coworker and injured another.[12]

Strategic leadership from a company’s highest levels is critical in creating a corporate culture in which employee well-being is prioritized. Accordingly, this Proposal asks Walmart to report on governance measures adopted to address workplace health and safety.

1
https://www.ehstoday.com/safety/article/21174310/workplace-safety-and-productivity-go-hand-in-hand; https://www.sciencedirect.com/science/article/abs/pii/S0925753523003168
2
https://ohsonline.com/articles/2023/10/27/protect-workers-and-company-reputation-with-a-culture-of-safety.aspx; https://pmc.ncbi.nlm.nih.gov/articles/PMC5447402/
3
https://www.clearygottlieb.com/news-and-insights/publication-listing/fulfilling-the-boards-expanded-oversight-role-in-human-capital-management
4
https://www.epi.org/blog/an-average-of-27-workers-a-day-suffer-amputation-or-hospitalization-according-to-new-osha-data-from-29-states-meat-and-poultry-companies-remain-among-the-most-dangerous/
5
https://www.dailydot.com/news/osha-reports-walmarts-employee-safety/
6
Ibid.

2026 Proxy Statement	103

Proposal No. 6 Report on Workplace Health and Safety Governance

7
Ibid.
8
https://webassets.oxfamamerica.org/media/documents/At_Work_and_Under_Watch.pdf, at 16, 20, 23-24.
9
https://newrepublic.com/article/177515/death-walmart-workplace-safety-record
10
https://www.hrgrapevine.com/us/content/article/2024-04-26-walmart-waffle-house-uber-blasted-for-unsafe-reckless-work-practices-in-dirty-dozen-report
11
https://www.usatoday.com/story/news/nation/2022/11/22/chesapeake-virginia-walmart-shooting-authorities/10761233002/
12
https://apnews.com/article/georgia-walmart-employee-shooting-870e60b9541ec050779f8f668393c354

Walmart's Statement in Opposition to Proposal No. 6

The Board recommends that shareholders vote against the proposal because the requested report would be duplicative of existing company reports on workplace health and safety programs, performance, and oversight.

Walmart is committed to providing a safe and healthy work environment for our associates, and both the Board and management oversee these efforts closely. Despite extensive engagement over two years, the proponents have submitted a proposal that ignores and mischaracterizes Walmart’s disclosures regarding our safety policies, practices, and recorded incident rates (which are on par with or better than industry averages).

We recommend shareholders review the company’s comprehensive disclosures and vote against the proposal.

Walmart already reports on Board and management oversight of the company’s workplace health and safety programs

As noted in Walmart’s Shared Value reporting and recent Proxy Statements:

•
The Audit Committee of Walmart’s Board of Directors plays a critical and active role in overseeing the company’s workplace health and safety programs and performance. The Committee receives reports from members of management regarding safety practices, performance trends, and risk mitigation efforts, and reports to the full Board.
•
At the management level, workplace health and safety oversight is embedded within Walmart’s governance structure. The Executive Council and Governance Risk Committee review workplace health and safety matters with the Walmart officers responsible for day-to-day oversight. These officers are supported by dedicated enterprise safety teams responsible for program design, performance monitoring, and continuous improvement. Additionally, workplace safety performance is reinforced through operational reviews and cross-functional forums, such as our Enterprise Safety Council. The Council tracks performance metrics, identifies emerging risks, and drives continuous improvement initiatives across operations, compliance, legal and finance teams.

Walmart already reports on our workplace health and safety policies, practices, and performance

Walmart tracks and reports on our most common recordable injuries, as well as workplace recordable incidents and lost time incident rates, in our Shared Value reporting. As noted in our disclosures, data reported to the U.S. Occupational Safety and Health Administration demonstrates that our distribution and fulfillment safety record—the proponents’ primary focus—is superior to the industry average and that Walmart's store and club safety record is on par with industry average. Walmart’s disclosures are based on industry-standard methodologies and are regularly updated with the latest performance data; by contrast, the proponents cite their own biased survey1 and anecdotal reports.2

We also already disclose our policies and practices to achieve these results. As explained in our Shared Value reporting and detailed in our responses to similar proposals in the 2024 and 2025 Proxy Statements, our safety program includes comprehensive policies, role-specific training, risk-based assessments, incident investigations, and structured corrective action processes designed to promote continuous improvement. Regular forums like our Enterprise Safety Town Halls keep safety risks, practices and performance front-of-mind for our teams.

By overlooking Walmart’s comprehensive and regularly updated disclosures, the proposal mischaracterizes the current state of our practices, performance and reporting, and overstates the need for additional documentation.

104	2026 Proxy Statement

Proposal No. 6 Report on Workplace Health and Safety Governance

Workplace safety is part of our broader approach to associate well-being

Walmart also discloses our approach to associate well‑being more broadly, including providing access to comprehensive health benefits. Full-time associates and eligible part-time associates have access to health coverage through Walmart starting at $38.30 per biweekly pay period in 2026. Most Walmart medical plans include access to virtual healthcare at no cost for services including urgent care, primary care, and physical therapy. Walmart also partners with leading health centers, including the Cleveland Clinic, Johns Hopkins, and the Mayo Clinic to provide associates enrolled in most Walmart medical plans access to some of the best specialists and hospitals for serious medical issues, often at no cost, based on plan enrollment and eligibility.

Together, these disclosures demonstrate that Walmart approaches workplace safety as a foundational responsibility and associate well‑being as part of a broader, integrated approach to managing human capital, and therefore proponents’ requested report is not necessary. Our disclosures already meet and exceed what the proposal requests.

1
Proponents’ foundational research comprises a survey of 444 self-identified workers sourced via online forums. Walmart employs approximately 1.6 million associates in the U.S. alone, and our safety reporting represents that full population.
2
For example, the proposal sources its OSHA information from the Daily Dot—a website that refers to itself as “the official newspaper for crazy Internet people”—rather than Walmart’s official OSHA statistics. See About Us (Daily Dot) https://dailydot.com/about.

For the above reasons, the Board recommends that shareholders vote AGAINST this proposal.

2026 Proxy Statement	105

Proposal No. 7

Report on Immigration Policy and Enforcement

SOC Investment Group has advised that it or an appointed representative will present the following proposal for consideration at the 2026 Annual Shareholders' Meeting.

Resolved: Shareholders request that the Board of Directors provide a publicly available report on how U.S. immigration policy and enforcement is impacting Walmart Inc.’s (“the Company”) operations.

Supporting Statement:

The Trump administration cancelled some humanitarian immigration programs in summer 2025. Subsequent reports surfaced of Walmart losing staff at locations in Florida and Texas. These shortages led to extending wait times for customers, cancelling of curbside pickup services, and tightening work schedules, resulting in a “manufactured safety crisis.”[1]

Foreign skilled workers utilizing H-1B visas play a significant role in Walmart’s operations. The Company is the visa program’s largest retail sector participant sponsoring approximately 2,400 H-1B visas in the first half of 2025.[2] In September 2025, President Trump raised the annual fee on skilled foreign workers from $215 to $100,000.[3] Walmart reportedly paused job offers to H-1B employees following the announcement, but the company has not disclosed how it intends to address the issue for the long-term.

Immigration policy changes may increase transportation costs for Walmart. Walmart privately owns over 12,000 tractors and approximately 92,000 trailers[4], and employs 16,000 class A drivers.[5] The Company also works with independent trucking companies as part of its supply chain.[6] Truckers have been targeted by the current administration. The State Department halted the issuance of worker visas for commercial truck drivers in August 2025.[7] An executive order in April 2025 introduced regulations making it difficult for certain immigrants to operate large vehicles.[8] The Department of Transportation threatened to withdraw federal funding from certain states if they do not revoke commercial driver’s licenses from non-U.S. residents determined to be “improperly issued”.[9] The trucking industry faces a driver shortage, and with 18% of professional drivers being born abroad, there are concerns this will strain the supply chain and increase costs.[10]

Walmart relies heavily on U.S. agricultural production. Approximately 70% of produce sold in Walmart stores comes from U.S. suppliers,[11] and the Company sold $1.49 billion of local produce in 2025.[12] Immigrants are increasingly relied upon at American farms. One study found unauthorized immigrant farmworkers account for 42% of hired farmworkers and 25% of all agricultural workers in the United States.[13] Labor shortages from agricultural sector deportations could lead to lower yields and higher costs for consumers and sellers.[14]

We urge shareholders to vote FOR this proposal.

[1]	https://www.consumeraffairs.com/news/walmart-grapples-with-staffing-crisis-after-migrant-work-permits-are-suspended-070725.html
[2]	https://www.msn.com/en-gb/news/other/walmart-responds-to-trumps-100000-h-1b-visa-fee-hike-and-foreign-workers-wont-be-happy/ar-AA1OZb2Y?ocid=BingNewsVerp
[3]	https://www.cnn.com/2025/09/20/business/h-1b-fee-trump-immigration-workers
[4]	https://www.ttnews.com/private-carriers/rankings/2025
[5]	https://careers.walmart.com/us/en/home/careers-areas/supply-chain-and-transportation/drivers
[6]	https://www.sec.gov/ix?doc=/Archives/edgar/data/0000104169/000010416925000021/wmt-20250131.htm
[7]	https://x.com/SecRubio/status/1958644528253948015
[8]	https://calmatters.org/economy/2025/11/immigrant-drivers/
[9]	https://www.reuters.com/world/us-may-withhold-304-million-minnesota-over-foreign-truck-driver-licenses-2025-12-01/
[10]	https://www.msn.com/en-us/money/general/ice-crackdown-could-drive-out-614-000-truckers-biggest-labor-shortfall-ever/ar-AA1QmHFy?ocid=BingNewsVerp
[11]	https://corporate.walmart.com/news/2008/07/01/walmart-commits-to-americas-farmers-as-produce-aisles-go-local
[12]	https://corporate.walmart.com/content/dam/corporate/documents/esgreport/2025/FY2025-Walmart-ESG-Report.pdf
[13]	https://papers.ssrn.com/sol3/papers.cfm?abstract_id=5384966
[14]	https://www.newsweek.com/trump-mass-deportation-farms-breaking-point-2064190

106	2026 Proxy Statement

Proposal No. 7 Report on Immigration Policy and Enforcement

Walmart's Statement in Opposition to Proposal No. 7

Walmart reports its significant strategies, risks, and oversight mechanisms through comprehensive disclosures that are updated at least annually to reflect changes in our business and external environment. The Board recommends that shareholders vote against this proposal because the requested report would not provide meaningful additional value beyond this existing framework.

Walmart already reports on the most significant information about our business, including human capital, supply chain, and risk management

Walmart’s existing public disclosures already provide shareholders with meaningful information about how we manage relevant risks and opportunities, including those arising from regulatory and policy changes.

For example, our Annual Report on Form 10-K discusses relevant risks and opportunities related to human capital management, sourcing/suppliers, and operational factors in the Description of Business, Human Capital Management, and Risk Factors sections, among others. Our annual ESG/Shared Value reporting serves as a primary outlet for reporting on workforce, product sourcing, and governance strategies and initiatives. Our annual Proxy Statement disclosures describe how risk and strategic management and oversight are structured between management, the Board, and Board committees.

Across these disclosures, we describe how we monitor and manage policy, regulatory, enforcement, and political developments that may affect our business. We also discuss our approaches to attracting and retaining a talented workforce, the key initiatives we use to mitigate disruption risk, and the importance of reliably delivering the products and services our customers expect.

Shareholders and stakeholders come to these documents to understand the material and business-relevant risks, opportunities, and strategies for our business. Creating a separate report would duplicate existing disclosures without enhancing shareholders’ understanding of the most significant issues impacting our business.

Immigration-related developments are managed in context within our complex, global business and do not warrant a standalone report

Walmart is a diversified global business employing approximately 2.1 million people, operating thousands of facilities and a large fleet, and sourcing hundreds of billions of dollars in products annually across many categories. We operate in a complex and evolving regulatory environment and routinely evaluate how changes in laws and regulations—including those affecting labor markets and immigration—may impact our workforce and supply chain.

Immigration-related developments are considered as part of broader enterprise risk management and workforce planning, alongside other macroeconomic, regulatory, and labor-market factors that may affect our business. We actively monitor developments, assess where risks may arise, and respond proportionally when impacts are localized or affect a limited subset of roles or facilities.

For example, Walmart employs approximately 1.6 million associates in the United States and maintains a diversified workforce strategy designed to operate effectively across a wide range of regulatory and labor market conditions. Our use of employment-based visa sponsorship represents a very small fraction of our total U.S. workforce, primarily for specialized roles, and complements—rather than substitutes for—our substantial investments in domestic talent development. Moreover, we have tens of thousands of suppliers, including global, regional, and local suppliers. Our strong supplier relationships, combined with robust forecasting and surety-of-supply initiatives, enable us to manage significant supply issues as they arise.

Accordingly, Walmart has not experienced significant operational or supply chain disruptions attributable to immigration-related policy changes. Requiring a standalone public report would elevate a single issue beyond its significance to the business and divert attention from the broader enterprise framework through which Walmart manages important risks.

Walmart remains committed to transparency, compliance with applicable laws, and effective oversight of workforce and supply chain risks. Because we already provide robust disclosure regarding these matters, and because immigration-related developments are managed in the ordinary course they do not warrant a standalone report.

For the above reasons, the Board recommends that shareholders vote AGAINST this proposal.

2026 Proxy Statement	107

Proposal No. 8

Report on Workplace Impact of AI and Automation

United for Respect has advised that it or an appointed representative will present the following proposal for consideration at the 2026 Annual Shareholders' Meeting.

[1]	The 50 Largest Employers in the U.S. I Ringover
[2]	Walmart looks to cash in on agentic AI I CIO
[3]	Inside Walmart's Strategy for Building an Agentic Future.
[4]	Using Al to speed up recruitment in retail
[5]	GTA Portal and Walmart's New App Designed to Empower Store Associates
[6]	Walmart taps OpenAI for employee training I Retail Dive
[7]	Walmart's U.S. Supply Chain Playbook Goes Global – and It's Reinventing Retail at Scale
[8]	Walmart Rolls Out New Raise Strategy for Hourly Store Workers - Business lnsider
[9]	Walmart Makes Public Commitment to Ethical Use of AI - Retail TouchPoints
[10]	6 to 7.5 Million U.S. Retail Jobs At Risk Due To Automation
[11]	Partial automation and the technology-enabled deskilling of routine jobs - ScienceDirect
[12]	Algorithmic bias in HR: A modern challenge
[13]	Data and Algorithms at Work: The Case for Worker Technology Rights - UC Berkeley Labor Center

Whereas: The rapid deployment of artificial intelligence ("AI") and automation across industries represents one of the most significant workforce transformations of the coming decade. As the largest private employer1in the United States, Walmart's approach to adopting these technologies carries material implications for its associates, long-term shareholder value, and the broader retail sector.

Walmart has publicly emphasized both the scale and ambition of its AI strategy. The Company's Chief Technology Officer recently highlighted an estimated $815 billion AI investment, noting that AI is embedded across operations, from supply chains and logistics to store-level processes and customer-facing systems.2 Walmart has stated that its objective is to ''build the future of retail" by integrating agentic AI–systems capable of autonomous decision-making–across virtually all aspects of the business.3

Walmart has rolled out AI-enabled tools to support hiring4, scheduling5, training, and task prioritization, including an OpenAI associate training program6, while expanding automation in fulfillment centers and supply chain operations7. Most notably, in October 2025, Walmart implemented a new algorithmic, performance-based system to determine annual pay increases for hourly employees, replacing its traditional tenure-based approach.8 This shift represents a fundamental change in compensation for a substantial portion of the workforce and illustrates the growing role of algorithmic systems in employment outcomes.

Walmart has also articulated a Responsible AI Pledge committing to principles such as fairness, transparency, privacy, security, and human oversight.9These commitments indicate awareness of the ethical and social dimensions of advanced technologies. However, the pledge does not provide investors sufficient insight into how these commitments are operationalized, monitored, and enforced across a workforce of Walmart's size and complexity.

Studies10indicate retail work contains a high proportion of tasks vulnerable to automation, raising risks related to job redesign, deskilling, wage inequality, and uneven access to training and advancement.11 Research12also warns that algorithmic performance and pay systems can introduce bias, intensify work pace, result in unqualified hires, and reduce transparency if not carefully governed.13 These risks are amplified at Walmart's scale, where even marginal impacts can affect hundreds of thousands of workers.

For shareholders, the key question is how the Company is measuring and managing the workforce-related risks and opportunities associated with AI and automation. A report describing the principles guiding AI deployment, the metrics used to assess workforce impacts–such as job quality, compensation, training effectiveness, and equity–and the governance structures overseeing these systems would enable shareholders to evaluate whether Walmart's AI strategy aligns with its public commitments, supports long-term value creation, and mitigates workforce-related risks.

Resolved: Shareholders request Walmart Inc. ("Walmart" or the "Company") prepare a report on the principles by which the Company seeks to address and measure the social implications on its workforce of the growing adoption of advanced technologies, including artificial intelligence and automation. The report, prepared at reasonable cost and omitting confidential and proprietary information, should be made available to investors.

108	2026 Proxy Statement

Proposal No. 8 Report on Workplace Impact of AI and Automation

Walmart's Statement in Opposition to Proposal No. 8

Walmart is committed to thoughtfully and responsibly managing how AI and automation are shaping the future of work, in alignment with our “people-led, tech-powered” strategy. The Board believes the additional reporting requested by this proposal is unnecessary given our extensive existing disclosures, robust governance practices, and continued commitment to appropriate transparency in this rapidly evolving area.

Walmart already discloses substantial relevant information on AI and workforce

Walmart has been open and proactive in discussing how AI and automation are transforming our business, including our workforce. For example, Walmart has addressed these matters in the following channels, among others:

•
Annual Report on Form 10-K: Updated annually to provide our perspective on how AI, automation, and other factors create risks and opportunities for our business, including our workforce strategies. Our latest Form 10-K filing (filed on March 13, 2026) included discussions of AI and automation, including the ways they influence our human capital strategies, as part of the description of our business, human capital management strategies, and risk factors, among others.
•
Earnings calls and investor forums: During multiple quarterly earnings calls over the past two years, as well as industry and investor conferences, members of senior management have discussed how Walmart is deploying AI to improve productivity while investing in associate enablement and skill development. Leadership has described AI tools used across stores, supply chain, and engineering, has addressed how automation is reshaping the associate experience, and has shared examples of new jobs created as a result of AI and automation.
•
Shared Value reporting: Walmart’s comprehensive annual report on Walmart’s strategies to create shared value includes dedicated sections on our workforce and responsible use of data and technology and is updated annually. Prior reports include discussions of training, education, and upskilling initiatives; innovations in job design; rethinking our talent pipelines for in-demand skills and skills of the future; and empowering our associates through technology. Walmart also makes public key indicators of workforce health, including breakdowns of our associate population by level and demographic group, data on internal movements, and extensive information on wages and benefits.
•
Other forums: Walmart’s 2025 Opportunity Summit—a convening of major employers and experts on workforce development—was centered on building a technology-enabled workforce, with multiple Walmart executives speaking and leading discussions on risks, opportunities, and strategies. Additionally, Walmart announced that it is partnering with OpenAI and Google to offer Walmart associates a free AI certification through the company’s Live Better U program.

Through these channels, Walmart has consistently communicated that technology should serve people by elevating human capability, improving the customer experience, and making work more meaningful. While roles and talent needs will evolve as AI and other technologies advance, we are committed to providing opportunities for our associates’ continued development through investment in training, skill-building, and new career pathways. This includes training in AI, as noted above, but also means creating space for people to experiment and learn from each other. We ground all of this in trust, transparency, and responsibility.

Relevant Walmart disclosures span regulatory filings, investor communications, Shared Value reporting, and public leadership statements, providing shareholders with timely and relevant information. Given this broad and evolving communication, a separate report would not meaningfully enhance investor understanding and could risk being speculative or quickly outdated.

Walmart’s Board and Board committees are deeply engaged in the evolution of our People strategy in an era of AI and automation

Walmart’s Board and Board committees actively guide the company’s approach to AI and technology and their workforce implications, overseeing management’s plans to adopt and deploy technologies, invest in our workforce, and ensure that our strategies are aligned with our “people-led, tech-powered” ethos.

Over the past year, the Board has had multiple discussions regarding AI, and those discussions have included implications and opportunities related to our workforce. Additionally, as noted earlier in this Proxy Statement, the Technology and eCommerce Committee (TeCC) oversees AI and automation strategy under its charter, while the Compensation and Management Development Committee (CMDC) reviews workforce development and human capital management. Updates from both committees are reviewed by the full Board. To further strengthen oversight in this area, the Board appointed Shishir Mehrotra in 2026—a recognized leader in technology and AI—who now serves on both the TeCC and the CMDC.

In sum, the breadth of Walmart’s existing disclosures, paired with active Board and Board committee oversight, already equips shareholders with the information needed to understand how AI and automation are shaping our workforce and our strategy.

For the above reasons, the Board recommends that shareholders vote AGAINST this proposal.

2026 Proxy Statement	109

Annual Meeting Information

What is a Proxy Statement, and What is a Proxy?

A proxy statement is a document that SEC rules require us to provide you when we ask you to vote on certain matters at a meeting of our shareholders or when we ask you to sign a proxy designating certain individuals to vote on those matters on your behalf. A proxy is your legal designation of another person to vote the Shares you own at a meeting of our shareholders. If you designate someone as your proxy in a written document or electronic transmission, that document or electronic transmission is called a proxy. By signing the proxy card we provide to you or by submitting your proxy over the internet or by telephone, you will designate our Chairman and our CEO as your proxies to cast your vote during the 2026 Annual Shareholders’ Meeting. Walmart’s Board is soliciting your proxy to vote your Shares during the 2026 Annual Shareholders’ Meeting and, if necessary or appropriate at any adjournment or postponement thereof. Walmart pays the cost of soliciting your proxy and reimburses brokers and others for forwarding to you the proxy statement, proxy card, or voting instruction form, as applicable, and Annual Report to Shareholders and, for certain shareholders, the notice of internet availability of our proxy materials.

2026 Annual Shareholders’ Meeting – Virtual Meeting

When is the 2026 Annual Shareholders’ Meeting?

Our Annual Shareholders’ Meeting this year will be a virtual meeting only and will be conducted via live audio webcast beginning at 8:30 a.m. Central Time on Thursday, June 4, 2026. There will be no physical meeting location. Although our 2026 Annual Shareholders’ Meeting will be held online as a virtual meeting only, shareholders who held Shares as of the record date for the meeting can still participate in the virtual meeting, vote, and ask questions about matters that are relevant to the items of business included in the notice of the meeting as set forth on page 3 above.

How can I Participate in the 2026 Annual Shareholders’ Meeting?

Shareholders who owned Shares as of the close of business on April 10, 2026 or their proxy holders are entitled to participate in the 2026 Annual Shareholders’ Meeting. Other guests may also listen to the live audio webcast by visiting the “Investors” section of our corporate website at https://stock.walmart.com/home/, but such guests may not vote or ask questions during the 2026 Annual Shareholders' Meeting.

Shareholders of record owning Shares at the close of business on April 10, 2026 are entitled to participate in and vote at the meeting. To participate in the meeting, including to vote and ask questions, shareholders of record should go to the meeting website at www.virtualshareholdermeeting.com/WMT2026, enter the 16-digit control number found on your proxy card or notice of internet availability of our proxy materials, and follow the instructions on the website. If your Shares are held in street name and your voting instruction form or notice of internet availability of our proxy materials indicates that you may vote those Shares through the http://www.proxyvote.com website, then you may access, participate in, and vote at the meeting with the 16-digit access code indicated on that voting instruction form or notice of internet availability of our proxy materials. Otherwise, shareholders who hold their Shares in street name should contact their bank, broker, or other nominee (preferably at least five days before the annual meeting) and obtain a “legal proxy” in order to be able to attend, participate in or vote at the meeting. You will be allowed to log in as early as 30 minutes before the start time on Thursday, June 4, 2026.

The virtual meeting platform is supported across internet browsers and devices (e.g., desktops, laptops, tablets, and cell phones). If you intend to join the live webcast, you should ensure that you have a strong WiFi or internet connection. We encourage you to access the virtual meeting before it begins, and you should give yourself plenty of time to log in and ensure that you can hear streaming audio prior to the start of the meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting login page.

In the event technical issues or other events delay or disrupt the company’s ability to convene the meeting for longer than 30 minutes, the company will make an announcement on the “Investors” section of our corporate website at https://stock.walmart.com/home/ regarding a date, time and place for reconvening the 2026 Annual Shareholders’ Meeting. In the event of disorder, technical malfunction or other significant problem that disrupts the 2026 Annual Shareholders’ Meeting, the chair of the meeting may adjourn, recess, or expedite the 2026 Annual Shareholders’ Meeting, or take such other action as the chair of the meeting determines is appropriate in light of the circumstances.

110	2026 Proxy Statement

Annual Meeting Information

How do I ask a Question During the 2026 Annual Shareholders' Meeting?

After logging into the meeting, shareholders who held Shares at the close of business on April 10, 2026 or their proxy holders may submit questions about the items being voted on by shareholders during the 2026 Annual Shareholders' Meeting or that are otherwise pertinent to the company. Questions submitted must comply with the rules of conduct for the meeting, which will be available to shareholders on the virtual meeting website. Questions from multiple shareholders about the same topic or otherwise generally related may be grouped together, summarized, and answered together at once, and we reserve the right to exclude questions regarding topics that are not pertinent to the meeting, our company, or that are not compliant with the rules of conduct for the meeting. We will endeavor to answer as many pertinent questions as time permits.

If I am Unable to Participate at the Time of the 2026 Annual Shareholders’ Meeting, can I Watch or Listen at a Later Time?

If you are unable to participate at the time of the virtual meeting, the audio of the 2026 Annual Shareholders’ Meeting will be available on our corporate website at https://stock.walmart.com/home/ for a limited time after the meeting.

Voting

What is the Quorum Requirement for Holding the 2026 Annual Shareholders’ Meeting?

The holders of a majority in voting power of the Shares outstanding and entitled to vote at the meeting as of the record date for the meeting must be present online at the scheduled time or represented by proxy for business to be transacted at the meeting. As of the close of business on April 10, 2026, the record date for the 2026 Annual Shareholders’ Meeting, Walmart had [ ] Shares outstanding.

Who May Vote at the 2026 Annual Shareholders’ Meeting?

You may vote during the 2026 Annual Shareholders’ Meeting on Thursday, June 4, 2026, if you were the holder of record of Shares at the close of business on April 10, 2026, the record date set by the Board for determining those shareholders who are entitled to receive notice of, and to vote on matters at, the 2026 Annual Shareholders’ Meeting. You are entitled to one vote for each director nominee and on each other matter properly presented at the 2026 Annual Shareholders’ Meeting for each Share you owned of record as of close of business on the record date.

If your Shares are registered directly in your name with the company’s transfer agent, Computershare Trust Company, N.A., you are considered a shareholder of record with respect to these Shares. Some shareholders hold Shares through a bank, broker, or other nominee, and are often said to hold these Shares in “street name.” These shareholders are considered “beneficial owners” of those Shares. Unless expressly stated otherwise in your voting instruction form or notice of internet availability of our proxy materials, if you held Shares as a beneficial owner in “street name” at the close of business on April 10, 2026, you must obtain a legal proxy, executed in your favor, from the holder of record of those Shares as of that time, to be entitled to be admitted to and participate in the meeting and to vote those Shares during the meeting.

How do I Vote?

The process for voting your Shares depends on how your Shares are held. Generally, as discussed above, you may hold Shares as a “record holder” (that is, in your own name) or in “street name” (that is, through a nominee, such as a broker or bank). As explained above, if you hold Shares in “street name,” you are considered to be the “beneficial owner” of those Shares.

2026 Proxy Statement	111

1

Proposal No. 1: Election of 11 Director Nominees

Voting Choices and Board Recommendation:

• vote in favor of each nominee;

• vote in favor of one or more specific nominees;

• vote against each nominee;

• vote against one or more specific nominees;

• abstain from voting with respect to each nominee; or

• abstain from voting with respect to one or more specific nominees.

The Board recommends a vote FOR each director nominee.

Annual Meeting Information

Voting by record holders. If you are a record holder, you may submit a proxy with your voting instructions or you may vote during the virtual meeting on Thursday, June 4, 2026. If you are a record holder and would like to submit your proxy prior to the 2026 Annual Shareholders’ Meeting, you may do so using one of the following four ways:

Internet	Scan	Call	Mail
go to the website www.proxyvote.com and follow the instructions provided;	scan the QR code on your proxy card or notice of internet availability of the proxy materials with your mobile device and follow the instructions provided;	call 1-800-690-6903 using a touch-tone phone (toll charges may apply for calls made from outside the United States) and follow the instructions provided; or	if you received a proxy card in the mail, complete, sign, date, and mail the proxy card in the return envelope provided to you.

Please note that proxies will not be accepted by telephone or internet voting (i.e., before the meeting via www.proxyvote.com) after 11:59 p.m. Eastern Time on June 3, 2026. If you wish to submit a proxy to vote by telephone or internet before the meeting, follow the instructions on your proxy card (if you received a paper copy of the proxy materials) or in the notice of internet availability of the proxy materials. If you received a proxy card in the mail and wish to vote by completing and returning the proxy card via mail, please note that your completed proxy card must be received before the polls close for voting during the 2026 Annual Shareholders’ Meeting on Thursday, June 4, 2026.

If you plan to participate in the 2026 Annual Shareholders’ Meeting on Thursday, June 4, 2026, and you wish to vote during such time, the virtual meeting platform will allow you to vote your Shares during the meeting. Even if you vote by proxy prior to June 4, 2026, you may still participate in the 2026 Annual Shareholders’ Meeting.

Voting by beneficial owners of shares held in “street name.” If your Shares are held in the name of a broker, bank, or other nominee (that is, your Shares are held in “street name”), you should receive separate instructions from the record holder of your Shares describing how to vote your Shares. If your Shares are held in the name of a broker, bank, or other nominee and you want to vote during the virtual meeting, you will need the unique 16-digit control number which appears on the instructions that accompanied the notice of internet availability or the proxy materials that you received or a legal proxy from your broker, bank, or other nominee holder as well as the unique 16-digit control number.

Voting of shares held in the 401(k) Plan or the Walmart Puerto Rico 401(k) Plan. If your Shares are held through the 401(k) Plan or the Walmart Puerto Rico 401(k) Plan, you must provide instructions on how you wish to vote your Shares held through such plans no later than 5:59 p.m. Eastern Time on May 29, 2026. If you do not provide such instructions by that time, your Shares will be voted by the Benefits Investment Committee of the respective plan in accordance with the rules of the applicable plan.

What are my Voting Choices for Each of the Proposals to be Voted on During the 2026 Annual Shareholders’ Meeting?

On Thursday, June 4, 2026, you are voting on the following items:

112	2026 Proxy Statement

2

Proposal No. 2: Ratification of EY’s Appointment as Independent Accountants for Fiscal 2027

Voting Choices and Board Recommendation:

•
vote in favor of the ratification;
•
vote against the ratification; or
•
abstain from voting on the ratification.

The Board recommends a vote FOR the ratification.

3

Proposal No. 3: Adoption of the Non-Binding, Advisory Resolution to Approve Named Executive Officer Compensation

Page 54

Voting Choices and Board Recommendation:

•
vote in favor of the advisory resolution;
•
vote against the advisory resolution; or
•
abstain from voting on the advisory resolution.

The Board recommends a vote FOR the advisory resolution.

4

Proposal No. 4: Approval of an Amendment to our Restated Certificate of Incorporation to limit the liability of certain officers as permitted by Delaware law

Page 96

Voting Choices and Board Recommendation:

•
vote in favor of the amendment to the Restated Certificate of Incorporation;
•
vote against the amendment to the Restated Certificate of Incorporation; or
•
abstain from voting on the amendment to the Restated Certificate of Incorporation.

The Board recommends a vote FOR approval of this amendment.

Annual Meeting Information

2026 Proxy Statement	113

5-8

Proposal Nos. 5-8: Shareholder Proposals Appearing in this Proxy Statement, in each case, if properly presented at the meeting

Page 100-109

Voting Choices and Board Recommendation:

•
vote in favor of one or more shareholder proposals;
•
vote against one or more shareholder proposals;
•
abstain from voting on one or more shareholder proposals; or
•
abstain from voting on all shareholder proposals.

The Board recommends a vote AGAINST each of the shareholder proposals.

Who Counts the Votes? Are my Votes Confidential?

Broadridge will count the votes. The Board has appointed two employees of Broadridge as the inspectors of election. Your proxy card or ballot and voting instructions (including proxies cast by phone, mobile device, or over the internet) will not be disclosed unless the law requires disclosure, you request disclosure, or your vote is cast in a contested election (a “contested election” is explained in more detail below). If you write comments on your proxy card or ballot, your comments will be provided to Walmart by Broadridge, but how you voted will remain confidential.

What Vote is Required to Elect a Director at the 2026 Annual Shareholders’ Meeting?

To be elected in an “uncontested election” of directors, which under our Bylaws is an election in which the number of nominees for director is not greater than the number of directors to be elected, a director nominee must receive affirmative votes representing a majority of the votes cast by the holders of Shares present or represented by proxy at the meeting and entitled to vote on the election of directors (a “majority vote”). To be elected in a “contested election” of directors, which our Bylaws define as an election in which the number of nominees for director is greater than the number of directors to be elected, directors will be elected by a plurality of the votes of the holders of Shares present or represented by proxy at the meeting and entitled to vote on the election of directors. The election of directors at the 2026 Annual Shareholders’ Meeting is an uncontested election.

What Happens if a Director Nominee Fails to Receive a Majority Vote in an Uncontested Election at the 2026 Annual Shareholders’ Meeting?

Any incumbent director who is a director nominee and who does not receive a majority of the votes cast must promptly tender his or her offer of resignation as a director to the Chairman of the Board for consideration by the Board. Each director standing for election at the 2026 Annual Shareholders’ Meeting has agreed to resign, effective upon acceptance of such resignation by the Board, if he or she does not receive a majority of the votes cast. The Board must accept or reject the resignation offer within 90 days following certification of the shareholder vote in accordance with the procedures established by the Bylaws.

If a director’s resignation offer is not accepted by the Board, that director will continue to serve until our company’s next annual shareholders’ meeting and his or her successor is duly elected and qualified or until the director’s earlier death, resignation, or removal.

Any director nominee who is not an incumbent director and who fails to receive a majority of the votes cast in an uncontested election will not be elected as a director, and a vacancy will be left on the Board. The Board, in its sole discretion, may either fill a vacancy resulting from a director nominee not receiving a majority of the votes cast pursuant to the Bylaws or decrease the size of the Board to eliminate the vacancy.

Annual Meeting Information

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Annual Meeting Information

What Vote is Required to Pass Proposal No. 4 at the 2026 Annual Shareholders’ Meeting?

At any meeting at which a quorum has been established, the affirmative vote of the holders of at least a majority of the outstanding Shares entitled to vote is required to approve Proposal No. 4. Because brokers may not cast a vote on this proposal without instruction, it is very important that shareholders vote their shares. Abstentions and broker non-votes will have the same effect as a vote against such proposal.

What Vote is Required to Pass the Other Proposals at the 2026 Annual Shareholders’ Meeting?

At any meeting at which a quorum has been established, the affirmative vote of the holders of a majority in voting power of the Shares present or represented by proxy at the meeting and entitled to vote on the proposal at issue is required for:

•
the ratification of the appointment of EY as Walmart’s independent accountants for fiscal 2027 (Proposal No. 2);
•
the adoption of the non-binding, advisory resolution to approve the compensation of our NEOs (Proposal No. 3);
•
the approval of each of the shareholder proposals, in each case, if properly presented at the meeting (Proposal Nos. 5-8); and
•
any other matters properly presented during the meeting.

What is the Effect of an “Abstention” or a “Broker Non-Vote” on the Proposals to be Voted on at the 2026 Annual Shareholders’ Meeting?

Abstentions. A Share proxy or ballot marked “abstain” with respect to any proposal is considered as present and entitled to vote with respect to that proposal, but is not considered a vote cast with respect to that proposal. Therefore, an abstention will not have any effect on the election of directors. The affirmative vote of the holders of at least a majority of the outstanding Shares entitled to vote is required to approve Proposal No. 4; therefore, an abstention vote will have the same effect as a vote against such proposal. Because each of the other proposals requires the affirmative vote of the holders of a majority in the voting power of the Shares present or represented by proxy and entitled to vote on each such proposal, an abstention will have the effect of a vote against each of the other proposals

Broker Non-Votes. A “broker non-vote” occurs if your Shares are not registered in your name (that is, if you hold your Shares in “street name”) and you do not provide the record holder of your Shares (usually a bank, broker, or other nominee) with voting instructions on any matter as to which, under the Nasdaq rules for member organizations (such as brokers), a broker may not vote without instructions from you, but the broker nevertheless provides a proxy for your Shares. The affirmative vote of the holders of at least a majority of the outstanding Shares entitled to vote is required to approve Proposal No. 4; therefore, a broker non-vote will have the same effect as a vote against such proposal. For each of the other proposals, Shares as to which a broker non-vote occurs are considered present for purposes of determining whether a quorum exists, but are not considered “votes cast” or Shares “entitled to vote” with respect to a voting matter. Therefore, a broker non-vote will not have any effect on the outcome of the other proposals. The proposal regarding the ratification of the appointment of our independent registered public accounting firm is a matter considered routine under applicable Nasdaq rules and, therefore, your broker may vote on your behalf for this proposal if you do not otherwise provide voting instructions.

If your Shares are not registered in your name and you do not provide instructions to the record holder of your Shares and the broker elects to vote your Shares on some but not all matters, a broker non-vote as to your Shares will result with respect to the matters on which the broker does not vote.

If your Shares are held of record by a bank, broker, or other nominee, we urge you to give instructions to your bank, broker, or other nominee as to how you wish your Shares to be voted so you may participate in the shareholder voting on these important matters.

What if I do not Specify a Choice for a Proposal When Returning a Proxy or a Voting Instruction Form?

We urge all shareholders to express their choices on each voting matter described on the proxy card or the voting instruction form, which you will receive from your broker, bank, or other nominee, if your Shares are held in “street name.”

Shares Owned by Record Holders. If you are a record owner of Shares and you sign and return a proxy card, unless you indicate otherwise, the persons named as proxies on the proxy card will vote your Shares: (i) FOR the election of each of the nominees for director named in this proxy statement; (ii) FOR the ratification of the appointment of EY as Walmart’s independent accountants for fiscal 2027; (iii) FOR the adoption of the non-binding advisory resolution to approve the compensation of our NEOs; (iv) FOR the approval of an Amendment to our Restated Certificate of Incorporation to limit the liability of certain officers as permitted by Delaware law; and (v) AGAINST each of the shareholder proposals appearing in this proxy statement, in each case, if properly presented at the

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Annual Meeting Information

meeting. For any other business or matters properly presented at the 2026 Annual Shareholders’ Meeting or at any adjournment or postponement thereof, the persons named as proxies on the proxy card shall vote in their discretion.

Shares Held in “Street Name” by Beneficial Owners. If you are a beneficial owner of Shares held in “street name” and you sign and return a voting instruction form to your bank, broker, or other nominee (in accordance with the voting instructions provided by such bank, broker, or other nominee), but do not provide instructions regarding how you wish your Shares to be voted on each of the voting matters described in this proxy statement, then a “broker non-vote” will result with respect to your Shares regarding the matters on which the broker does not vote.

I Completed and Returned my Proxy Card, but I Have Changed my Mind About How I Want to Vote. Can I Revoke my Proxy and Change my Vote?

Yes, if you are a record holder, you may revoke a previously submitted proxy and change your vote by:

•
delivering a written notice of revocation to Walmart’s Corporate Secretary at 1 Customer Drive, Bentonville, Arkansas 72716-0216 before the polls close for voting during the 2026 Annual Shareholders’ Meeting;
•
signing a proxy bearing a later date than the proxy being revoked and delivering it to Walmart’s Corporate Secretary at the address provided in the Notice of 2026 Annual Shareholders’ Meeting included in this proxy statement before the polls close for voting during the 2026 Annual Shareholders’ Meeting;
•
submitting a proxy bearing a later date via the internet (i.e., before the meeting via www.proxyvote.com) or by telephone not later than 11:59 p.m. Eastern Time on June 3, 2026; or
•
voting your Shares while logged in and participating in the 2026 Annual Shareholders’ Meeting.

If your Shares are held in street name through a broker, bank, or other nominee, you should contact the record holder of your Shares regarding how to revoke your voting instructions.

Proxy Materials

Why did I Receive a Notice Regarding the Internet Availability of the Proxy Materials Instead of a Paper Copy of the Proxy Materials?

Important Notice Regarding the Availability of Proxy Materials for the 2026 Annual Shareholders’ Meeting to be held on Thursday, June 4, 2026. This year, we are again taking advantage of the SEC’s rules that allow us to furnish our proxy materials over the internet. As a result, we are mailing to many of our shareholders a notice of internet availability of the proxy materials, rather than a full paper set of the proxy materials. This Proxy Statement and our 2026 Annual Report to Shareholders are available at www.proxyvote.com.

This notice of internet availability includes instructions on how to access our proxy materials on the internet, as well as instructions on how shareholders may obtain a paper copy of the proxy materials by mail or a printable copy electronically. Shareholders who have affirmatively requested electronic delivery of our proxy materials will receive instructions via email regarding how to access these materials electronically. All other shareholders, including shareholders who have previously requested to receive a paper copy of the materials, will receive a full paper set of the proxy materials by mail.

This distribution process will contribute to our sustainability efforts and will reduce the costs of printing and distributing our proxy materials.

How can I Access the Proxy Materials Over the Internet? Can I Elect to Receive Proxy Materials for Future Annual Meetings Electronically? How can I Request a Paper Copy of the Proxy Materials?

Accessing the Proxy Materials on the Internet. You can access the proxy statement and the Annual Report to Shareholders in the “Investors” section of Walmart’s corporate website at http://stock.walmart.com/annual-reports. In accordance with the SEC’s rules, we do not use software that identifies visitors accessing our proxy materials on our website.

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Annual Meeting Information

Electing to Receive Proxy Materials for Future Annual Shareholders’ Meetings Electronically. If you wish to join in Walmart’s sustainability efforts, you can instruct Walmart to deliver its proxy materials for future annual shareholders’ meetings to you electronically by email. If you choose to access future proxy materials electronically, you will receive an email with instructions containing a link to the website where those materials are available and a link to the proxy voting website. Your election to access proxy materials electronically will remain in effect until you terminate it. You may choose this method of delivery in the “Investors” section of Walmart’s corporate website at http://stock.walmart.com/annual-reports.

Obtaining a Paper Copy of the Proxy Materials. If you received a notice regarding the internet availability of the proxy materials, then you will find instructions about how to obtain a paper copy of the proxy materials and the Annual Report to Shareholders in your notice. If you received an email notification as to the availability of the proxy materials, then you will find instructions about how to obtain a paper copy of the proxy materials and the Annual Report to Shareholders as part of that email notification. We will mail a paper copy of the proxy materials and the Annual Report to Shareholders to all shareholders to whom we do not send a notice of internet availability or an email notification regarding the internet availability of the proxy materials.

We will promptly send a copy of these documents, including our annual report on Form 10-K for fiscal 2026, to shareholders without charge upon written request made to Walmart Inc. c/o Office of the Corporate Secretary, and Chief Counsel for Finance and Corporate Governance, 1 Customer Drive, Bentonville, Arkansas 72716-0216.

What Should I do if I Receive More than one Notice of, or Email Notification About, the Internet Availability of the Proxy Materials or More than one Paper Copy of the Proxy Materials?

Some shareholders may receive more than one notice of internet availability, more than one email notification, or more than one paper copy of the proxy materials, including multiple proxy cards.

For example, if you hold your Shares in more than one brokerage account, then you may receive a separate notice of internet availability, a separate email notification, or a separate voting instruction form for each brokerage account in which you hold Shares. If you are a shareholder of record and your Shares are registered in more than one name, then you may receive a separate notice of internet availability, a separate email notification, or a separate set of paper proxy materials and proxy card for each name in which you hold Shares. To vote all of your Shares, you must complete, sign, date, and return each proxy card you receive or submit a proxy to vote the Shares to which each proxy card relates by telephone, internet, or mobile device as described above, or vote online and while logged in during the meeting as described above.

If you have Shares held in one or more “street names,” then you must complete, sign, date, and return to each bank, broker, or other nominee through which you hold Shares each voting instruction form received from that bank, broker, or other nominee (or obtain a proxy from each such nominee holder if you wish to vote during the 2026 Annual Shareholders’ Meeting).

What is Householding, and How can I Enroll or Opt-Out?

If you are a beneficial owner of Shares, your bank, broker, or other nominee may deliver a single set of proxy materials to any household at which two or more shareholders reside unless contrary instructions have been received from you. This procedure, referred to as householding, reduces the volume of duplicate materials shareholders receive and reduces mailing expenses.

Shareholders may revoke their consent to future householding mailings or enroll in householding by contacting their bank, broker, or other nominee. Alternatively, if you wish to receive a separate set of proxy materials for the 2026 Annual Shareholders’ Meeting or future shareholders’ meetings, we will deliver them promptly upon request made by contacting the Global Investor Relations team by any of the means described on page 39 above.

When will the Company Announce the Voting Results?

We expect to report the preliminary voting results in a press release on the afternoon of June 4, 2026, which will be available on our corporate website. We will report the official voting results in a filing with the SEC on or before June 10, 2026.

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Annual Meeting Information

Shareholder Submissions for the 2027 Annual Shareholders’ Meeting

If you wish to submit a shareholder proposal or nomination for possible inclusion in our proxy statement relating to our 2027 Annual Shareholders’ Meeting, send the proposal or nomination, by registered, certified, or express mail to:

Office of the Corporate Secretary
Walmart Inc.
1 Customer Drive
Bentonville, Arkansas 72716-0216

Any shareholder proposal, other business, or nomination received by the company after the applicable date will not be included in the company’s proxy statement or on the agenda relating to such annual shareholders’ meeting.

Submissions for inclusion in our 2027 proxy materials relating to our 2027 Annual Shareholders’ Meeting*	Must be delivered to or mailed and received at the company’s principal executive offices:
Nomination of one or more director nominees to be included in our 2027 proxy statement submitted under the proxy access provision of our Bylaws***	no earlier than 5:00 pm Central Time on November 24, 2026 ** and no later than 5:00 pm Central Time on December 24, 2026**
Shareholder proposals submitted under SEC Rule 14a-8 to be included in our 2027 proxy statement	no later than 5:00 pm Central Time December 24, 2026

* Shareholder proposals submitted for inclusion in the company’s proxy statement relating to an annual shareholders’ meeting must comply with all requirements of SEC Rule 14a-8. Nomination of a director nominee to be included in the company’s proxy statement under the proxy access provision of our Bylaws must comply with all of the requirements of our Bylaws.

** Assumes this proxy statement is first released to shareholders on April 23, 2026. Under our Bylaws, if the date of the 2027 Annual Shareholders’ Meeting is more than 30 days before, or more than 60 days after June 4, 2027, then notice must be delivered to or mailed and received at Walmart’s principal executive offices not more than 150 days prior to the date of the 2027 Annual Shareholders’ Meeting nor less than the later of: (i) 120 days prior to the date of the 2027 Annual Shareholders’ Meeting; or (ii) the tenth day following the day on which a public announcement of the 2027 Annual Shareholders’ Meeting is made.

*** See below for applicable deadlines regarding submissions of nominations or business under our Bylaws other than through proxy access (which is noted above).

Other business to be considered at our 2027 Annual Shareholders’ Meeting*	Must be delivered to or mailed and received at the company’s principal executive offices:

Any other business submitted for consideration at our 2027 Annual Shareholders’ Meeting (pursuant to the advance notice provision of our Bylaws) which will not be included in our 2027 proxy statement**

no earlier than 5:00 pm Central Time on February 4, 2027** and no later than 5:00 pm Central Time on March 6, 2027**

* Each such submission or nomination must be submitted by a shareholder of record and comply with the requirements of the applicable provisions of our Bylaws (which include information required under Rule 14a-19).

** Assumes the 2026 Annual Shareholders’ Meeting is held on June 4, 2026. Under our Bylaws, if the date of the 2027 Annual Shareholders’ Meeting is held more than 30 days before, or more than 60 days after June 4, 2027, then notice must be delivered to or mailed and received at Walmart’s principal executive offices not more than 120 days prior to the date of the 2027 Annual Shareholders’ Meeting nor less than the later of: (i) 90 days prior to the date of the 2027 Annual Shareholders’ Meeting; or (ii) the tenth day following the day on which a public announcement of the 2027 Annual Shareholders’ Meeting is made.

To review the applicable notice and other requirements contained in our Bylaws, visit our corporate website at
https://stock.walmart.com/governance/governance-documents/default.aspx. The Board periodically reviews the Bylaws and approves amendments as it deems appropriate. Any amendments to the Bylaws will be reported in a filing with the SEC, as required by Form 8-K, and the amended Bylaws will be filed as an exhibit to an SEC filing and posted on our corporate website at the web address above.

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Annual Meeting Information

Other Matters

We are not aware of any matters that will be considered at the 2026 Annual Shareholders’ Meeting other than the matters described in this proxy statement.

If any other matter is properly presented at the 2026 Annual Shareholders’ Meeting or at any adjournment or postponement thereof, the persons named in the form of proxy will vote on such matters in their discretion. The proxies also have discretionary authority to vote to adjourn the 2026 Annual Shareholders’ Meeting, including for the purpose of soliciting votes in accordance with our Board’s recommendations.

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Table of Abbreviations

The following abbreviations are used for certain terms that appear in this proxy statement:

401(k) Plan	the Walmart 401(k) Plan
2025 Stock Incentive Plan	the Walmart Inc. Stock Incentive Plan of 2025, effective as of June 5, 2025
Annual Report to Shareholders	Walmart’s Annual Report to Shareholders for fiscal 2026
Associate or associate	an employee of Walmart or one of its consolidated subsidiaries
Associate Stock Purchase Plan	the Walmart Inc. 2016 Associate Stock Purchase Plan, as amended effective February 4, 2026
Audit Committee	the Audit Committee of the Board
Board	the Board of Directors of Walmart
Board committees	the Audit Committee, the CMDC, the Executive Committee, the NGC, the SPFC, and the TeCC
Broadridge	Broadridge Financial Solutions, Inc., representatives of which will serve as the inspectors of election at the 2026 Annual Shareholders’ Meeting
Bylaws	the amended and restated Bylaws of Walmart, effective as of November 10, 2022
CD&A	the Compensation Discussion and Analysis included in this proxy statement
CEO	the Chief Executive Officer of a company
CFO	the Chief Financial Officer of a company
CMDC	the Compensation and Management Development Committee of the Board
Deferred Compensation Matching Plan or DCMP	the Walmart Inc. Deferred Compensation Matching Plan, as amended and restated effective as of November 8, 2023, and which replaced the Officer Deferred Compensation Plan
Exchange Act	the Securities Exchange Act of 1934, as amended
Executive Committee	the Executive Committee of the Board
Executive Officers

those senior officers of our company determined by the Board to be executive officers (as defined by Rule 3b-7 under the Exchange Act) as to whom Walmart has certain disclosure obligations and who must report certain transactions in equity securities of our company under Section 16

EY	Ernst & Young LLP, an independent registered public accounting firm
Fiscal or fiscal [year]	Walmart’s fiscal year ending January 31st
GAAP	generally accepted accounting principles in effect in the United States
Independent Directors

this applies to Walmart directors whom the Board has affirmatively determined have no relationships with our company that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out their responsibilities of a director pursuant to Nasdaq Listing Rules. This also applies to Audit Committee members who meet the requirements of Section 10A of the Exchange Act and Rule 10A-3 under the Exchange Act. Additionally, CMDC members who meet the requirements of Section 10C of the Exchange Act, Rule 10C-1 under the Exchange Act and the heightened independence requirements under the Nasdaq Listing Rules for compensation committee members are considered independent.

Internal Revenue Code or Code	the Internal Revenue Code of 1986, as amended
Management Incentive Plan or MIP	the Walmart Inc. Management Incentive Plan, as amended effective February 1, 2018

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Table of Abbreviations

Named Executive Officer or NEO	Walmart’s President and CEO, Walmart’s CFO, the next three most highly compensated Executive Officers other than our CEO and CFO
Nasdaq	the Nasdaq Stock Market LLC
Nasdaq Listing Rules	Nasdaq’s rules for companies with securities listed for trading on Nasdaq, as set forth in the Nasdaq Listing Rules
NGC	the Nominating and Governance Committee of the Board
Officer Deferred Compensation Plan or ODCP	Walmart Inc. Officer Deferred Compensation Plan, as amended and restated effective February 1, 2023
Outside Directors or Non-Management Directors	the members of the Board who are not employed by Walmart or a consolidated subsidiary of Walmart
PCAOB	the Public Company Accounting Oversight Board
Return on Investment or ROI	our return on investment, calculated as described in Annex A to this proxy statement
SEC	the United States Securities and Exchange Commission
Section 16	Section 16 of the Exchange Act
SERP	Walmart Inc. Supplemental Executive Retirement Plan, as amended and restated effective February 1, 2023
Share or Shares

a share or shares of Walmart common stock, $0.10 par value per share; all share and per share information throughout this proxy statement has been retroactively adjusted to reflect the 3-for-1 forward stock split effected on February 23, 2024

SOX	the Sarbanes-Oxley Act of 2002
SPFC	the Strategic Planning and Finance Committee of the Board
TeCC	the Technology and eCommerce Committee of the Board
Walmart, our company, the company, we, our, or us	Walmart Inc., a Delaware corporation (formerly Wal-Mart Stores, Inc.) and, where the context requires, its consolidated subsidiaries
Walmart Foundation	Wal-Mart Foundation, a Delaware nonprofit corporation funded entirely by contributions from Walmart
Walmart.org	the collective philanthropic initiatives of both Walmart and Walmart Foundation and serves as a website where additional information about these collective philanthropic initiatives can be found
WALPAC	Walmart Inc.'s Political Action Committee

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Annex A

Non-GAAP Financial Measures

Certain performance metrics discussed under the caption “Executive Compensation—Compensation Discussion and Analysis” in this proxy statement are considered non-GAAP financial measures under the SEC’s rules because they are calculated by excluding or including amounts that are included or excluded in the calculation of comparable measures calculated and presented in accordance with GAAP.

We use these performance metrics, which are calculated in accordance with the terms of our incentive plans (collectively, the “Non-GAAP Performance Metrics”), to determine the amounts, if any, payable to our NEOs under our annual cash incentive plan and our long-term performance equity program. In accordance with the terms of our incentive plans, each Non-GAAP Performance Metric is adjusted by excluding certain items, as described under the caption “Executive Compensation—Compensation Discussion and Analysis—Fiscal 2026 Performance Goals and Performance—Why do the Results Used in Our Incentive Plans Differ from Our Reported Results of Operations for Fiscal 2026?” in this proxy statement (the “Excluded Items”).

The following are the Non-GAAP Performance Metrics discussed in this proxy statement:

•
constant currency total company operating income (excluding certain items);
•
operating income of our Walmart U.S. segment (excluding certain items);
•
constant currency total company sales (excluding certain items);
•
sales of our Walmart U.S. segment (excluding certain items); and
•
constant currency total company ROI (excluding certain items).

Below, we briefly describe how we calculate each Non-GAAP Performance Metric. As permitted by the SEC’s rules and guidance, we do not: disclose the financial measure calculated and presented in accordance with GAAP that is most directly comparable to each Non-GAAP Performance Metric; discuss the reasons why we believe each Non-GAAP Performance Metric is important information for our shareholders to have; or provide a reconciliation of each Non-GAAP Performance Metric to the most directly comparable financial measure calculated and presented in accordance with GAAP. However, we believe it is important for our shareholders to understand how we calculated each of the Non-GAAP Performance Metrics for purposes of our incentive programs.

In the discussion that follows, when we refer to an “as-reported” financial measure, we are referring to a financial measure calculated in accordance with GAAP and reflected in our consolidated statement of income for fiscal 2026 or, with respect to our segments, in the notes to our consolidated financial statements for fiscal 2026.

Constant Currency

Certain of the Non-GAAP Performance Metrics are calculated on a constant currency basis. In describing how we calculate such Non-GAAP Performance Metrics, the term currency exchange rates refers to the currency exchange rates we use to convert the operating results for countries where the functional currency is not the U.S. dollar into U.S. dollars.

We calculate the effect of changes in currency exchange rates as the difference between current period activity translated using the current period’s currency exchange rates and the comparable prior year period’s currency exchange rates. Additionally, no currency exchange rate fluctuations are calculated for non-U.S. dollar acquisitions until owned for 12 months. We refer to the results of this calculation as the impact of currency exchange rate fluctuations. As described under the caption “Executive Compensation— Compensation Discussion and Analysis—Fiscal 2026 Performance Goals and Performance” in this proxy statement, the CMDC sets incentive goals on a constant currency basis, excluding the impact of currency exchange rate fluctuations.

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Annex A

The table below reflects the calculation of constant currency total company net sales and constant currency total company operating income for the fiscal year ended January 31, 2026.

	Fiscal Year Ended January 31, 2026

	Total Company

(Dollars in millions)	2026	Percent Change (1)

Net sales:
As reported	$706,413	4.7%
Currency exchange rate fluctuations	$2,750	N/A
Constant currency net sales	$709,163	5.1%
Operating income:
As reported	$29,825	1.6%
Currency exchange rate fluctuations	$75	N/A
Constant currency operating income	$29,900	1.9%

(1)
Change versus prior year comparable period reported results.

Non-GAAP Performance Metrics

We calculated constant currency total company operating income for incentive plan purposes by adding the operating income of our Walmart U.S. segment and the operating income of our Sam’s Club U.S. segment to the constant currency operating income of our Walmart International segment and subtracting corporate and support operating loss, in each case, for fiscal 2026, and adjusting such constant currency total company operating income (as reported in the table above) by excluding the applicable Excluded Items.

We calculated operating income of our Walmart U.S. segment for incentive plan purposes for fiscal 2026 by excluding the applicable Excluded Items from the as-reported operating income of our Walmart U.S. segment.

We calculated constant currency total company sales for incentive plan purposes by adding the sales of our Walmart U.S. segment and the sales of our Sam’s Club U.S. segment to the constant currency sales of our Walmart International segment, in each case, for fiscal 2026, and adjusting such constant currency total company net sales by excluding the Excluded Items.

We calculated sales of our Walmart U.S. segment for incentive plan purposes for fiscal 2026 by excluding the applicable Excluded Items from the as-reported net sales of our Walmart U.S. segment.

We calculated constant currency total company ROI for incentive plan purposes as our adjusted total company operating income for ROI (as described below), plus our interest income, depreciation and amortization, and rent expense, divided by average invested capital, in each case, for fiscal 2026. We considered average invested capital to be the average of our beginning and ending total assets, plus average accumulated depreciation and amortization, less average accounts payable and average accrued liabilities, in each case, for fiscal 2026. In calculating our adjusted total company operating income for ROI for fiscal 2026, we excluded from our as-reported total company operating income the Excluded Items described under the caption “Executive Compensation—Compensation Discussion and Analysis—Fiscal 2026 Performance Goals and Performance—Impact of Excluded Items on Fiscal 2026 Performance for Incentive Plan Purposes—Fiscal 2026 ROI Adjustments for Long-Term Performance Equity Purposes” in this proxy statement. Although ROI is a standard financial measure, our calculation of ROI may differ from other companies' calculations of their ROI.

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Annex B

PROPOSED
CERTIFICATE OF AMENDMENT
OF
RESTATED CERTIFICATE OF INCORPORATION

Article Ninth of the Restated Certificate of Incorporation of the Corporation, as amended, is hereby amended in its entirety to read as follows:

NINTH: To the fullest extent permitted by the Delaware General Corporation Law as the same exists or may hereafter be amended, a director or officer of this Corporation shall not be liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director or officer, as applicable. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director or officer of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

124	2026 Proxy Statement

Preliminary Proxy Card — Subject to Completion

WALMART INC. 1 CUSTOMER DRIVE BENTONVILLE, AR 72716 LOGO VOTE BY INTERNET BEFORE THE MEETING - www.proxyvote.com or scan the QR Barcode above Use the Internet to vote by proxy up until 11:59 P.M. Eastern Time on June 3, 2026. If you participate in the Walmart 401(k) Plan or the Walmart Puerto Rico 401(k) Plan, you must vote these shares no later than 5:59 P.M. Eastern Time on May 29, 2026. Have your proxy card in hand when you access the website and then follow the instructions to obtain your records and to create an electronic proxy. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on June 3, 2026. If you participate in the Walmart 401(k) Plan or the Walmart Puerto Rico 401(k) Plan, you must vote these shares no later than 5:59 P.M. Eastern Time on May 29, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign, and date this proxy card and promptly return it in the postage-paid envelope we have provided to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. VOTE BY INTERNET DURING THE MEETING You may attend the meeting via the Internet and vote during the meeting by going to www.virtualshareholdermeeting.com/WMT2026. Have the information that is printed in the box marked by the arrow available and follow the instructions. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. You may also agree to receive or access proxy materials electronically in future years on Walmart's corporate website at http://stock.walmart.com/annual-reports. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V91596-P49049-Z92356 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY WALMART INC. The Board of Directors recommends a vote "FOR" each of the nominees listed in Proposal 1, "FOR" Proposals 2, 3 and 4 and "AGAINST" Proposals 5 through 8. 1. Election of Directors Nominees: For Againt Abstain 1a. Cesar Conde Company Proposals: For Againt Abstain 1b. Sarah J. Friar 2. Ratification of Ernst & Young LLP as Independent Accountants1c. John R. Furner 3. Advisory Vote to Approve Named Executive Officer Compensation 1d. Carla A. Harris 4. Approval of an Amendment to our Restated Certificate of Incorporation to limit the liability of certain officers as permitted by Delaware law 1e. Thomas W. Horton Shareholder Proposals, in each case, if properly presented at the meeting: 1f. Marissa A. Mayer 5. Request for Cumulative Voting for Board Elections 1g. Shishir Mehrotra 6. Report on Workplace Health and Safety Governance 1h. Robert E. Moritz, Jr. 7. Report on Immigration Policy & Enforcement 1i. Gregory B. Penner 8. Report on Workforce Impact of AI and Automation 1j. Randall L. Stephenson NOTE: Such other business as may properly come before the meeting or any adjournment thereof will be voted on by the proxy holders in their discretion. If any nominee becomes unwilling or unable to serve as a director, the proxy holders will have the authority to vote your shares for any substitute candidate nominated by the Board of Directors. 1k. If this proxy is signed, dated, and promptly returned, it will be voted in accordance with your instructions shown above. Please sign exactly as your name(s) appear(s) hereon. Joint owners should each sign. If signing as attorney-in-fact, executor, administrator, trustee, guardian, fiduciary or in another capacity, please indicate full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer(s), and specify the title(s) of such officer(s). Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Annual Shareholders' Meeting June 4, 2026 at 8:30 A.M., Central Time www.virtualshareholdermeeting.com/WMT2026Important Notice Regarding the Availability of Proxy Materials for the Annual Shareholders' Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V91597-P49049-Z92356 WALMART INC. SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL SHAREHOLDERS’ MEETING OF WALMART INC. TO BE HELD VIRTUALLY AT WWW.VIRTUALSHAREHOLDERMEETING.COM/WMT2026 ON JUNE 4, 2026 I have received the Notice of 2026 Annual Shareholders' Meeting (the "Meeting") to be held on June 4, 2026, and the related Proxy Statement furnished by Walmart Inc.'s ("Walmart") Board of Directors. I appoint GREGORY B. PENNER and JOHN R. FURNER, and each of them, as my proxies and attorneys-in-fact, with full power of substitution, to represent me and to vote all shares of Walmart common stock that I am entitled to vote at the Meeting or any adjournments or postponements thereof in the manner shown on this form as to the matters shown on the reverse side of this form and in their discretion on any other matters that properly come before the Meeting or any adjournments or postponements thereof. If I participate in the Walmart 401(k) Plan or the Walmart Puerto Rico 401(k) Plan and I have a portion of my interest invested in Walmart stock, I also direct the Benefits Investment Committee of the respective plan to take such actions necessary to vote the stock which is attributable to my interest in the manner shown on this form as to the matters shown on the reverse side of this form at the Meeting, and in its discretion on any other matters that properly come before the Meeting or any adjournments or postponements thereof. You are encouraged to specify your choices by marking the appropriate boxes on the reverse side. If this proxy is signed, dated, and promptly returned, it will be voted in accordance with your instructions shown on the reverse side; however, if you do not provide instructions, this proxy will be voted by the proxy holders "FOR" each director nominee listed in Proposal 1, "FOR" Proposals 2, 3 and 4,"AGAINST" Proposals 5 through 8, and in their discretion on any other matters that are properly presented at the Meeting or any adjournments or postponements thereof. Please sign exactly as your name appears hereon. Joint owners should each sign. If signing as attorney-in-fact, executor, administrator, trustee, guardian, fiduciary or in another capacity, please indicate full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer(s), and specify the title(s) of such officer(s).